UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.           Reports to Stockholders.

Annual Report

October 31, 2017

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2017

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Performance Chart	11
First Eagle Global Fund:
Fund Overview	18
Consolidated Schedule of Investments	20
First Eagle Overseas Fund:
Fund Overview	40
Consolidated Schedule of Investments	42
First Eagle U.S. Value Fund:
Fund Overview	60
Consolidated Schedule of Investments	62
First Eagle Gold Fund:
Fund Overview	70
Consolidated Schedule of Investments	72
First Eagle Global Income Builder Fund:
Fund Overview	76
Schedule of Investments	78
First Eagle High Yield Fund:
Fund Overview	92
Schedule of Investments	94
First Eagle Fund of America:
Fund Overview	104
Schedule of Investments	106
Statements of Assets and Liabilities	116
Statements of Operations	124
Statements of Changes in Net Assets	128
Financial Highlights	138
Notes to Financial Statements	148
Report of Independent Registered Accounting Firm	178
Fund Expenses	179
General Information	183
Board Consideration for Continuation of Advisory Agreement	184
Tax Information	189
Privacy Notice	190
Additional Information	192

First Eagle Funds | Annual Report | October 31, 2017

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

It is difficult to believe that 2017 is almost over. While 2016 was marked by surprises—markets, elections, Brexit—2017 was marked by complacence. The year began with volatility approaching very low levels, which many considered unlikely to persist; however, the VIX not only stayed low, but also reached successive all-time lows over the course of the year. On the few occasions that it spiked, generally markets quickly regained their footing and resumed their upward trajectories. Stated differently, the great surprise in market conditions in 2017 was that there were no great surprises!

We believe this complacency is not supported by fundamentals—whether in valuation, economic activity, or geopolitical and other risks. In our view, this is, in fact, a period of elevated risk. Despite the massive monetary stimulus that has expanded aggregate debt to record levels across the globe, economic activity remains modest. On the geopolitical front, the world seems to us a dangerous place, from a nuclear-armed North Korea, to the powder keg that is the Shia-Sunni divide in the Middle East, to Turkey's friction with the Kurds and its European neighbors, to growing Russian influence on multiple fronts, to China's territorial ambitions in the South China Sea, to the proliferation of cyber-warfare as a proxy for conventional conflict. The list of potential sources of conflict that could materially impact global financial markets seems much longer today than it was a decade ago. Nonetheless, asset valuations are at the higher end of their historical ranges and volatility is well-below average.

At First Eagle, we define risk not as market volatility but as the potential for permanent impairment of capital. As value investors, we believe the chief source of this risk is paying too high a price for the securities that we buy, and our investment teams are vigilant in striving to purchase securities that are trading at a discount to their estimated intrinsic value. In 2017, such opportunities were scarce, and our portfolio managers responded by maintaining a cautious posture in their portfolios. Despite market conditions marked by momentum, our investment strategies remained true to their respective disciplines.

First Eagle Funds | Annual Report | October 31, 2017

Letter from the President (unaudited)

Global Value Team

Concerned about asset valuations, the Global Value team held roughly 30% of the Global, Overseas and U.S. Value funds in cash, cash equivalents, bonds, gold, and gold related investments, and 15% of the Global Income Builder Fund in cash and gold. During this period, consistent with its process, the team's disciplined, bottom-up fundamental analysis uncovered few investment opportunities. The only thematic perspective worth sharing is that the sustained dislocation in energy and related markets has created pockets of opportunity, with some stocks valued at what we believe to be considerable discounts to estimated intrinsic value—particularly among oil and oilfield services companies.

High Yield Team

Risk assets in fixed income markets rallied along with equities through this period. Within high yield, CCC rated securities performed best, and spreads in the high yield markets reached historic lows across credit tiers. The absence of market stress and the continued search for yield appeared to be the dominant themes. Over the course of the rally in high yield, which began in early 2016, the team systematically took profits in lower-rated credits and transitioned to a progressively more conservative posture relative to the index and peers. This process continued through 2017. The most recent additions to the portfolio were investment-grade bonds, where, we believed the risk/reward was more attractive than in the high yield market.

Fund of America Team

Strong stock selection drove the performance of Fund of America during this period, with contributions from stocks in many different sectors. When the market's consensus leans one way, the Fund of America team is inclined to question it. Recognizing that many different factors could reduce the stock market's optimism, the team focused on stocks undergoing corporate change that it viewed as having the potential to largely transcend macro and political factors.

Sincerely,

Mehdi Mahmud
President

December 2017

First Eagle Funds | Annual Report | October 31, 2017

Management's Discussion of Fund Performance (unaudited)*

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 12.35% for the twelve months ending October 31, 2017 while the MSCI World Index increased 22.77%. The Fund's cash and cash equivalents position was 19.9% as of October 31, 2017.

The five largest contributors to the performance of First Eagle Global Fund over the period were Microsoft Corp. (software, US), Oracle Corp. (software, US), American Express Co. (consumer finance, US), Orbital ATK, Inc. (aerospace & defense, US) and Keyence Corp. (electronic equipment, instruments & components, Japan) collectively accounting for 2.99% points of this period's performance.

The five largest detractors were KDDI Corp. (wireless telecommunication services, Japan), Schlumberger Ltd. (energy equipment & services, US), TechnipFMC plc (energy equipment & services, UK), Omnicom Group, Inc. (media, US) and Shimano, Inc. (leisure products, Japan). Their combined negative performance over the period subtracted 0.89% points from performance.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares increased 9.99% for the twelve months ending October 31, 2017 while the MSCI EAFE Index increased 23.44%. The Fund's cash and cash equivalents position was 20.1% as of October 31, 2017.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Keyence Corp. (electronic equipment, instruments & components, Japan), Berkeley Group Holdings plc (household durables, UK), Bouygues SA (construction & engineering, France), FANUC Corp. (machinery, Japan) and Sompo Holdings, Inc. (insurance, Japan) collectively accounting for 2.90% points of this period's performance.

The five largest detractors were KDDI Corp. (wireless telecommunication services, Japan), Cenovus Energy, Inc. (oil, gas & consumable fuels, Canada), Carrefour SA

*  Performance information for Class A Shares is without the effect of sales charges and assumes all distributions have been reinvested. If a sales charge was included values would be lower.

First Eagle Funds | Annual Report | October 31, 2017

Management's Discussion of Fund Performance (unaudited)

(supermarkets, France), Shimano, Inc. (leisure products, Japan) and TechnipFMC plc (energy equipment & services, UK). Their combined negative performance over the period subtracted 1.12% points from performance.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 14.94% for the twelve months ending October 31, 2017 while the S&P 500 Index increased 23.63%. The Fund's cash and cash equivalents position was 15.9% as of October 31, 2017.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Oracle Corp. (software), Microsoft Corp. (software), Orbital ATK, Inc. (aerospace & defense), American Express Co. (consumer finance) and Comcast Corp. (media) collectively accounting for 5.37% points of this period's performance.

The five largest detractors were Omnicom Group, Inc. (media), Schlumberger (energy equipment & services), Vista Outdoor Inc. (leisure products), TechnipFMC plc (energy equipment & services, UK) and Tahoe Resources, Inc. (metals & mining). Their combined negative performance over the period subtracted 1.37% points from performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares decreased 8.28% for the twelve months ending October 31, 2017 while the FTSE Gold Mines Index decreased 9.81%. The Fund's cash and cash equivalents position was 1.7% as of October 31, 2017.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Franco-Nevada Corp. (Canada), Royal Gold, Inc. (US), Osisko Gold Royalties Ltd. (Canada), Randgold Resources Ltd. (Africa) and Wheaton Precious Metals Corp. (Canada) collectively accounting for 4.28% points of this period's performance.

The five largest detractors were Tahoe Resources, Inc. (US), Detour Gold Corp. (Canada), Eldorado Gold Corp. (Canada), gold bullion and Fresnillo plc (Mexico). Their combined negative performance over the period subtracted 6.97% points from performance.

First Eagle Funds | Annual Report | October 31, 2017

Management's Discussion of Fund Performance (unaudited)

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares increased 12.39% for the twelve months ending October 31, 2017 while the MSCI World Index returned 22.77% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90%. The composite index1 returned 13.57% over the same time period. The Fund's cash and cash equivalents position was 7.2% as of October 31, 2017.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were Mandarin Oriental International Ltd. (hotels, restaurants & leisure, Hong Kong), Microsoft Corp. (software, US), Berkeley Group Holdings plc (household durables, UK), Bouygues SA (construction & engineering, France) and Deere & Co. (machinery, US) collectively accounting for 2.87% points of this period's performance.

The five largest detractors were Asian Pay Television Trust (Pay-TV business trust, Singapore), SKY Network Television Ltd. (cable & satellite, New Zealand), Cenovus Energy, Inc. (oil, gas & consumable fuels, Canada), Schlumberger Ltd. (energy equipment & services, US) and Omnicom Group, Inc. (media, US). Their combined negative performance over the period subtracted 0.77% points from performance.

First Eagle High Yield Fund

The NAV of the Fund's Class I shares increased 6.15% for the twelve months ending October 31, 2017 while the Bloomberg Barclays U.S. Corporate High Yield Index increased 8.92%. The Fund's cash and cash equivalents position was 10.8% as of October 31, 2017.

The five largest contributors to the performance of First Eagle High Yield Fund over the period were Caelus Energy Alaska LLC Second Lien Term Loan 8.75% due 04/15/2020 (oil, gas & consumable fuels, US), Enquest plc 7.00% due 04/15/2022 (oil, gas & consumable fuels, United Kingdom), Osum Production Corp. Term Loan 6.50% due 07/31/2020 (oil, gas & consumable fuels, US) BI-LO LLC 9.25% due 02/15/2019 (food & staples retailing, US) and Cloud Peak Energy Resources LLC 12.00% due 11/01/2021 (oil, gas & consumable fuels, US) collectively accounting for 1.92% points of this period's performance.

The five largest detractors were BI-LO LLC 8.625% due 09/15/2018 (food & staples retailing, US), Rex Energy Corp. 8.0% due 10/01/2020 (oil, gas & consumable

1  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

First Eagle Funds | Annual Report | October 31, 2017

Management's Discussion of Fund Performance (unaudited)

fuels, US), Payless Holdings First Lien Term Loan 10.00% due 08/10/2022 (specialty retail, US), Jupiter Resources, Inc. 8.5% due 10/01/2022 (oil, gas & consumable fuels, Canada) and California Resources Corp. 8.0% due 12/15/2022 (oil, gas & consumable Fuels, US). Their combined negative performance over the period subtracted 1.43% points from performance.

First Eagle Fund of America

The NAV of the Fund's Class A shares increased 23.56% for the twelve months ending October 31, 2017 while the S&P 500 Index increased 23.63%. The Fund's cash and cash equivalents position was 2.7% as of October 31, 2017.

The five largest contributors to the performance of Fund of America over the period were Halozyme Therapeutics, Inc. (biotechnology), Wyndham Worldwide Corp. (hotels, restaurants & leisure), Packaging Corp. of America (containers & packaging), General Dynamics Corp. (aerospace & defense) and Visteon Corp. (auto components) collectively accounting for 12.20% points of this period's performance.

The five largest detractors were Pitney Bowes Inc. (offices services and supplies), SemGroup Corp. (oil and gas industry), Intrexon Corp. (biotechnology), Tyson Foods, Inc. (food products) and Hertz Global Holdings, Inc. (road & rail). Their combined negative performance over the period subtracted 3.01% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Yield Funds

First Eagle Funds | Annual Report | October 31, 2017

Management's Discussion of Fund Performance (unaudited)

Sean Slein Portfolio Manager Global Income Builder and High Yield Funds	Harold Levy Portfolio Manager Fund of America

Eric Stone Portfolio Manager Fund of America	Thomas Kertsos Portfolio Manager Gold Fund
December 2017

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management Teams as of December 2017 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2017

Performance Chart (unaudited)1

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	12.35%	7.08%	8.40%	6.24%	13.29%	01/01/79[2]
with sales charge	6.72%	5.27%	7.29%	5.70%	13.18%	01/01/79[2]
Class C (FESGX)	10.52%	6.28%	7.59%	5.45%	10.11%	06/05/00
Class I (SGIIX)	12.64%	7.36%	8.68%	6.51%	10.94%	07/31/98
Class R6 (FEGRX)	—	—	—	—	6.19%	03/01/17
MSCI World Index[3]	22.77%	8.13%	11.56%	4.10%	9.71%	01/01/79
First Eagle Overseas Fund[4]
Class A (SGOVX) without sales charge	9.99%	6.45%	7.07%	4.80%	10.72%	08/31/93
with sales charge	4.47%	4.64%	5.98%	4.26%	10.54%	08/31/93
Class C (FESOX)	8.14%	5.66%	6.29%	4.01%	9.50%	06/05/00
Class I (SGOIX)	10.24%	6.74%	7.35%	5.06%	10.76%	07/31/98
Class R6 (FEORX)	—	—	—	—	8.04%	03/01/17
MSCI EAFE Index[5]	23.44%	6.08%	8.53%	1.10%	5.26%	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	14.94%	6.89%	8.75%	6.67%	9.09%	09/04/01
with sales charge	9.18%	5.08%	7.64%	6.12%	8.75%	09/04/01
Class C (FEVCX)	13.13%	6.09%	7.94%	5.87%	8.28%	09/04/01
Class I (FEVIX)	15.27%	7.18%	9.04%	6.93%	9.36%	09/04/01
Class R6 (FEVRX)	—	—	—	—	4.65%	03/01/17
S&P 500 Index[6]	23.63%	10.77%	15.18%	7.51%	7.34%	09/04/01

First Eagle Funds | Annual Report | October 31, 2017

Performance Chart

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Gold Fund
Class A (SGGDX) without sales charge	-8.28%	7.05%	-11.13%	-2.58%	5.21%	08/31/93
with sales charge	-12.88%	5.23%	-12.04%	-3.08%	5.04%	08/31/93
Class C (FEGOX)	-9.97%	6.16%	-11.84%	-3.33%	4.54%	05/15/03
Class I (FEGIX)	-8.05%	7.35%	-10.90%	-2.33%	5.61%	05/15/03
Class R6 (FEURX)	—	—	—	—	-3.92%	03/01/17
FTSE Gold Mines Index[7]	-9.81%	11.06%	-14.63%	-7.42%	-1.05%	08/31/93
MSCI World Index[3]	22.77%	8.13%	11.56%	4.10%	7.02%	08/31/93
First Eagle Global Income Builder
Class A (FEBAX) without sales charge	12.39%	5.43%	6.77%	—	6.97%	05/01/12
with sales charge	6.75%	3.64%	5.69%	—	5.97%	05/01/12
Class C (FEBCX)	10.59%	4.64%	5.97%	—	6.16%	05/01/12
Class I (FEBIX)	12.71%	5.68%	7.03%	—	7.23%	05/01/12
Class R6 (FEBRX)	—	—	—	—	7.68%	03/01/17
Composite Index[8]	13.57%	5.96%	7.79%	—	7.49%	05/01/12
MSCI World Index[3]	22.77%	8.13%	11.56%	—	10.72%	05/01/12
Bloomberg Barclays U.S. Aggregate Bond Index[9]	0.90%	2.40%	2.04%	—	2.37%	05/01/12
First Eagle High Yield
Class A (FEHAX) without sales charge	5.71%	3.09%	4.09%	—	5.42%	01/03/12
with sales charge	0.99%	1.52%	3.14%	—	4.60%	01/03/12
Class C (FEHCX)	4.06%	2.37%	3.34%	—	4.64%	01/03/12
Class I (FEHIX)	6.15%	3.43%	4.42%	—	8.65%	11/19/07[10]
Class R6 (FEHRX)	—	—	—	—	2.99%	03/01/17
Bloomberg Barclays U.S. Corporate High Yield Index[11]	8.92%	5.56%	6.27%	—	8.14%	11/19/07

First Eagle Funds | Annual Report | October 31, 2017

Performance Chart

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Fund of America
Class A (FEFAX) without sales charge	23.56%	5.45%	11.38%	7.19%	8.63%	11/20/98
with sales charge	17.39%	3.66%	10.24%	6.64%	8.34%	11/20/98
Class C (FEAMX)	21.60%	4.65%	10.54%	6.38%	7.83%	03/02/98
Class I (FEAIX)	23.91%	5.75%	—	—	9.60%	03/08/13
Class Y (FEAFX)[12]	23.54%	5.44%	11.37%	7.18%	11.63%	04/10/87
Class R6 (FEFRX)	—	—	—	—	10.47%	03/01/17
S&P 500 Index[6]	23.63%	10.77%	15.18%	7.51%	9.82%	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value, Gold, Fund of America, and Global Income Builder give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the contingent deferred sales charge (CDSC) of 1.00% which pertains to the first year or less of investment only.

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

Class R6 Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America are offered without a sales charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  Effective May 9, 2014, the First Eagle Overseas Fund is closed to certain investors. Please see prospectus for more information.

First Eagle Funds | Annual Report | October 31, 2017

Performance Chart

5  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index.

6  The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

7  The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

8  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

9  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

10  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

11  The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, noninvestment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

12  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus16
Total Annual Gross Operating Expense Ratios

	Class A	Class C	Class I	Class Y	Class R6[13]
First Eagle Global Fund	1.10%	1.86%	0.84%	—	0.80%
First Eagle Overseas Fund	1.14	1.89	0.87	—	0.81
First Eagle U.S. Value Fund[14,15]	1.14	1.90	0.87	—	0.82
First Eagle Gold Fund	1.27	2.04	0.98	—	0.86
First Eagle Global Income Builder Fund	1.18	1.94	0.92	—	0.88
First Eagle High Yield Fund[14,15]	1.20	1.94	0.91	—	0.86
First Eagle Fund of America	1.30	2.06	1.01	1.31%	0.96

13  The Fund's Class R6 Shares commenced investment operations on March 1, 2017. The percentages shown above are based on anticipated expenses of Class R6 for the first fiscal year. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

First Eagle Funds | Annual Report | October 31, 2017

Performance Chart

14  For the First Eagle U.S. Value Fund and High Yield Funds, had fees not been waived and/or expenses reimbursed, returns would have been lower.

15  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2018. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund and from 0.70% to 0.65% on First Eagle High Yield Fund.

16  Certain other share classes were newly organized during the period but did not yet have assets or expenses during the period.

These expense ratios are presented as of March 1, 2017 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, each Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

First Eagle Funds | Annual Report | October 31, 2017

Performance Chart

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

First Eagle High Yield and Global Income Builder Funds invest in high yield securities that are non-investment grade. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

For the First Eagle High Yield and Global Income Builder Funds, bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower's obligation or that such collateral could be liquidated.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2017

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First Eagle Global Fund

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Fund	Class A	without sales load	12.35	8.40	6.24
		with sales load	6.72	7.29	5.70
MSCI World Index			22.77	11.56	4.10
Consumer Price Index			2.04	1.30	1.68

Asset Allocation* (%)

Countries** (%)

United States	41.9
Japan	12.3
France	5.7
Canada	3.8
United Kingdom	3.4
Mexico	1.9
Hong Kong	1.8
Germany	1.7
Switzerland	1.6
South Korea	1.5
Sweden	0.8
Australia	0.8
Thailand	0.5
Belgium	0.5
Brazil	0.4
Singapore	0.4
Ireland	0.3
Denmark	0.2
Poland	0.2
Russia	0.1
Israel	0.1
Italy	0.1
Africa	0.1
Indonesia	0.1
Norway	0.0	^
Malaysia	0.0	^
Venezuela	—

^  Less than 0.05%

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of risk (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	6.9
Oracle Corp. (Software, United States)	2.4
Microsoft Corp. (Software, United States)	2.3
FANUC Corp. (Machinery, Japan)	1.9
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	1.5
KDDI Corp. (Wireless Telecommunication Services, Japan)	1.5
American Express Co. (Consumer Finance, United States)	1.5
Comcast Corp. (Media, United States)	1.4
Schlumberger Ltd. (Energy Equipment & Services, United States)	1.3
Bank of New York Mellon Corp. (The) (Capital Markets, United States)	1.2
Total	21.9

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 71.5%
Africa — 0.1%
Randgold Resources Ltd., ADR	413,501	40,634,743
Australia — 0.8%
Newcrest Mining Ltd.	26,139,294	446,919,354
Belgium — 0.5%
Groupe Bruxelles Lambert SA	2,788,865	299,542,935
Brazil — 0.4%
Cielo SA	36,388,540	248,945,534
Canada — 3.8%
Agnico Eagle Mines Ltd.	5,969,324	266,516,598
Agrium, Inc.	1,161,276	126,486,182
Barrick Gold Corp.	20,378,638	294,471,319
Canadian Natural Resources Ltd.	2,388,401	83,346,882
Cenovus Energy, Inc.	15,294,201	148,659,634
Franco-Nevada Corp.	3,152,378	250,509,102
Goldcorp, Inc.	14,579,998	190,414,774
Imperial Oil Ltd.	5,314,807	172,326,468
Potash Corp. of Saskatchewan, Inc.	20,266,923	394,596,991
Suncor Energy, Inc.	3,011,620	102,247,079
Wheaton Precious Metals Corp.	7,778,703	161,330,300
		2,190,905,329
Denmark — 0.2%
ISS A/S	2,987,524	126,516,345
France — 5.7%
Bouygues SA	6,341,390	304,346,730
Carrefour SA	11,134,055	224,077,529
Cie de Saint-Gobain	7,208,725	422,668,848
Danone SA	8,040,001	657,118,722
Emin Leydier SA‡ (a)(b)(c)(d)	12,000,000	53,816,069
Legrand SA	1,401,821	104,029,896
LVMH Moet Hennessy Louis Vuitton SE	404,478	120,640,972
Neopost SA	614,430	22,648,302
NSC Groupe (a)	64,717	5,740,670
Rexel SA	11,789,132	210,224,311

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
France — 5.7% (continued)
Robertet SA CI (non-voting)‡ (d)	42,252	13,830,783
Robertet SA	157,260	73,539,341
Sabeton SA (a)	385,000	11,077,141
Sanofi	4,014,366	380,106,867
Sodexo SA	2,173,169	276,476,790
TOTAL SA	3,710,467	206,814,523
Wendel SA	851,019	143,533,157
		3,230,690,651
Germany — 1.7%
HeidelbergCement AG	6,590,567	674,410,498
Hornbach Baumarkt AG	29,871	1,085,612
Hornbach Holding AG & Co. KGaA (a)	1,181,422	101,162,948
Linde AG*	938,751	202,243,582
		978,902,640
Hong Kong — 1.8%
Guoco Group Ltd.	12,693,580	200,830,734
Hang Lung Properties Ltd.	125,232,969	287,569,388
Hysan Development Co. Ltd.	23,163,348	111,916,055
Jardine Matheson Holdings Ltd.	6,516,471	417,455,317
Jardine Strategic Holdings Ltd.	520,800	21,845,019
		1,039,616,513
Ireland — 0.3%
CRH plc	4,704,407	176,878,085
Israel — 0.1%
Israel Chemicals Ltd.	12,448,757	51,912,863
Italy — 0.1%
Italmobiliare SpA	1,889,410	50,844,718
Japan — 12.2%
Astellas Pharma, Inc.	15,895,900	211,556,263
Chofu Seisakusho Co. Ltd. (a)	3,411,880	83,273,333
FANUC Corp.	4,599,600	1,075,496,388
Hirose Electric Co. Ltd. (a)	2,442,300	367,409,683
Hoya Corp.	8,345,640	453,424,807
KDDI Corp.	31,838,200	848,253,725

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Japan — 12.2% (continued)
Keyence Corp.	1,037,700	576,156,942
Komatsu Ltd.	1,036,100	33,855,366
Mitsubishi Estate Co. Ltd.	30,826,080	559,016,971
MS&AD Insurance Group Holdings, Inc.	9,086,420	308,686,790
Nissin Foods Holdings Co. Ltd.	2,006,030	126,313,820
NTT DOCOMO, Inc.	14,218,200	344,347,147
Secom Co. Ltd.	9,186,430	699,473,965
Shimano, Inc.	1,892,590	258,984,507
SMC Corp.	774,456	296,276,219
Sompo Holdings, Inc.	17,037,000	684,806,255
T Hasegawa Co. Ltd.(a)	3,331,700	67,686,317
		6,995,018,498
Mexico — 1.4%
Fresnillo plc	18,230,274	315,279,200
Grupo Televisa SAB, ADR	15,406,926	337,257,610
Industrias Penoles SAB de CV	6,401,020	148,805,957
		801,342,767
Norway — 0.0% (e)
Orkla ASA	2,000,066	19,591,022
Russia — 0.1%
Gazprom PJSC, ADR	15,687,012	67,382,227
South Korea — 1.5%
Hyundai Mobis Co. Ltd.	529,740	126,010,363
Kia Motors Corp.	8,374,796	265,084,322
KT&G Corp.	3,628,820	343,334,601
Lotte Confectionery Co. Ltd.*	153,688	25,515,212
Lotte Corp.	913,277	60,808,745
Namyang Dairy Products Co. Ltd. (a)	39,989	23,439,818
		844,193,061
Sweden — 0.8%
Investor AB, Class A	5,939,940	287,556,067
Investor AB, Class B	3,394,798	168,200,859
		455,756,926

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Switzerland — 1.6%
Cie Financiere Richemont SA (Registered)	550,340	50,733,796
Nestle SA (Registered)	5,963,365	501,748,792
Pargesa Holding SA	4,327,670	362,406,317
		914,888,905
Thailand — 0.5%
Bangkok Bank PCL, NVDR	51,812,900	301,015,434
Bangkok Bank PCL	36,500	220,941
		301,236,375
United Kingdom — 3.4%
Berkeley Group Holdings plc (a)	7,383,566	366,860,523
British American Tobacco plc	4,778,582	308,743,368
Diageo plc	8,034,220	274,359,265
GlaxoSmithKline plc	12,196,447	218,893,856
Liberty Global plc, Class C*	9,095,881	271,875,883
Lloyds Banking Group plc	73,582,685	66,697,685
TechnipFMC plc*	15,536,847	425,554,239
		1,932,984,819
United States — 34.5%
3M Co.	3,015,674	694,177,998
Alleghany Corp.*	418,350	236,878,137
Alphabet, Inc., Class A*	134,718	139,169,083
Alphabet, Inc., Class C*	163,012	165,724,520
American Express Co.	8,849,838	845,336,526
Analog Devices, Inc.	2,275,357	207,740,094
Anthem, Inc.	1,980,790	414,401,076
Automatic Data Processing, Inc.	1,027,905	119,504,235
Bank of New York Mellon Corp. (The)	13,790,619	709,527,348
BB&T Corp.	10,500,485	517,043,881
Berkshire Hathaway, Inc., Class A*	1,088	305,151,360
Brown & Brown, Inc.	4,889,353	243,685,353
CH Robinson Worldwide, Inc.	4,158,442	326,562,450
Cincinnati Financial Corp.	1,900,903	133,386,363
Cintas Corp.	2,328,994	347,113,266
Colgate-Palmolive Co.	3,258,980	229,595,141

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
United States — 34.5% (continued)
Comcast Corp., Class A	22,106,304	796,490,133
ConocoPhillips	6,916,659	353,787,108
Cummins, Inc.	1,378,153	243,767,703
Deere & Co.	3,176,107	422,041,098
Devon Energy Corp.	3,449,156	127,273,856
Exxon Mobil Corp.	7,040,366	586,814,506
Flowserve Corp. (a)	8,414,508	370,827,368
H&R Block, Inc.	3,992,318	98,769,947
JG Boswell Co.	2,485	1,723,347
Mastercard, Inc., Class A	1,222,123	181,815,239
Microsoft Corp.	15,656,183	1,302,281,302
Mills Music Trust (a)	31,592	770,845
National Oilwell Varco, Inc.	17,895,308	611,840,580
Newmont Mining Corp.	1,444,581	52,236,049
NOW, Inc.* (a)	5,851,664	73,262,833
Omnicom Group, Inc.	9,904,903	665,510,433
Oracle Corp.	27,002,083	1,374,406,025
Orbital ATK, Inc. (a)	3,694,106	491,057,511
Phillips 66	867,954	79,053,250
Praxair, Inc.	1,061,412	155,093,521
Royal Gold, Inc.	1,260,596	106,028,730
San Juan Basin Royalty Trust (a)	3,908,035	29,427,504
Schlumberger Ltd.	11,862,541	759,202,624
Scotts Miracle-Gro Co. (The)	2,235,507	222,701,207
Synchrony Financial	11,559,557	377,072,749
Teradata Corp.* (a)	12,190,179	407,761,488
Texas Instruments, Inc.	2,530,508	244,674,818
Tiffany & Co.	2,478,615	232,047,936
Travelers Cos., Inc. (The)	332,055	43,980,685
UGI Corp.	4,874,044	233,271,746
Union Pacific Corp.	4,056,411	469,691,830
US Bancorp	7,819,459	425,222,180
Varex Imaging Corp.*	1,256,253	43,177,416
Varian Medical Systems, Inc.*	3,140,634	327,222,656

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares		Value ($)
United States — 34.5% (continued)
Visa, Inc., Class A		1,517,758	166,923,025
Vista Outdoor, Inc.* (a)		3,252,457	68,008,876
Weyerhaeuser Co., REIT		23,709,923	851,423,335
Willis Towers Watson plc		2,058,297	331,550,481
WR Berkley Corp.		4,386,051	300,795,378
Xilinx, Inc.		6,088,374	448,652,280
			19,712,656,429
Total Common Stocks (Cost $27,309,116,482)			40,927,360,739
	Ounces
Commodity — 6.9%
Gold bullion* (Cost $3,289,770,460)		3,110,306	3,952,483,756
	Principal Amount ($)
Foreign Government Securities — 1.0%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	345,617,000,000	26,974,053
Malaysia Government Bond 3.66%, 10/15/2020	MYR	54,021,000	12,820,605
Mexican Bonos 4.75%, 6/14/2018	MXN	2,559,090,000	131,428,044
5.00%, 12/11/2019	MXN	764,192,000	38,295,399
6.50%, 6/10/2021	MXN	1,813,760,000	92,929,450
Poland Government Bond 3.25%, 7/25/2019	PLN	306,347,000	86,653,627
Singapore Government Bond 0.50%, 4/1/2018	SGD	154,398,000	112,907,290
3.25%, 9/1/2020	SGD	119,604,000	91,911,958
Venezuela Government Bond Zero Coupon, 4/15/2020‡ (d)(f)		53,230	—
Total Foreign Government Securities (Cost $640,087,692)			593,920,426

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligation — 0.4%
U.S. Treasury Notes 0.88%, 1/15/2018 (Cost $249,918,371)	250,000,000	249,838,325
Corporate Bonds — 0.1%
France — 0.1%
Emin Leydier SA (EURIBOR 6 Month + 8.00%), 7.73%, 11/30/2020‡ (b)(d)(f)	15,000,000	17,472,750
(EURIBOR 6 Month + 8.00%), 7.73%, 11/30/2020‡ (b)(d)(f)	6,000,000	6,989,100
		24,461,850
United States — 0.0% (e)
Bausch & Lomb, Inc. 7.13%, 8/1/2028	5,467,000	5,316,657
Total Corporate Bonds (Cost $33,547,144)		29,778,507
Short-Term Investments — 19.9%
Commercial Paper — 19.9%
American Honda Finance Corp. 1.28%, 12/5/2017 (g)	21,206,000	21,182,187
1.27%, 12/7/2017 (g)	70,000,000	69,916,760
1.29%, 12/15/2017 (g)	58,000,000	57,915,538
1.20%, 12/19/2017 (g)	54,870,000	54,782,694
Apple, Inc. 1.20%, 11/2/2017 (g)(h)	41,670,000	41,667,467
1.18%, 11/3/2017 (g)(h)	42,476,000	42,472,124
1.19%, 11/10/2017 (g)(h)	60,827,000	60,808,346
1.20%, 11/14/2017 (g)(h)	32,503,000	32,488,982
1.20%, 11/16/2017 (g)(h)	80,223,000	80,183,387
1.20%, 11/21/2017 (g)(h)	137,512,000	137,422,641
1.24%, 12/5/2017 (g)(h)	64,573,000	64,502,373
1.24%, 12/6/2017 (g)(h)	88,610,000	88,510,225
1.22%, 1/4/2018 (g)(h)	87,305,000	87,121,672
1.20%, 1/17/2018 (g)(h)	120,000,000	119,688,520

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
BASF SE 1.28%, 12/20/2017 (g)	32,790,000	32,736,716
Bennington Stark Capital Co. LLC 1.26%, 12/15/2017 (g)(h)	35,000,000	34,947,281
Bunge Asset Funding Corp. 1.33%, 11/1/2017 (g)	18,089,000	18,088,391
Cisco Systems, Inc. 1.18%, 11/8/2017 (g)	165,046,000	165,005,618
1.18%, 12/6/2017 (g)	27,290,000	27,259,271
1.19%, 12/12/2017 (g)	34,587,000	34,541,322
1.21%, 1/10/2018 (g)	125,000,000	124,709,344
1.22%, 1/16/2018 (g)	53,217,000	53,080,979
1.23%, 1/17/2018 (g)	80,003,000	79,795,339
1.23%, 1/23/2018 (g)	70,931,000	70,730,076
Coca-Cola Co. (The) 1.24%, 11/8/2017 (g)	13,595,000	13,591,674
1.23%, 11/14/2017 (g)	32,576,000	32,561,951
1.23%, 11/15/2017 (g)	32,503,000	32,487,967
1.23%, 11/17/2017 (g)	18,878,000	18,868,096
1.27%, 12/14/2017 (g)	25,501,000	25,465,655
1.27%, 12/15/2017 (g)	22,152,000	22,120,572
1.26%, 1/24/2018 (g)	38,511,000	38,397,612
1.27%, 2/1/2018 (g)	50,000,000	49,836,475
1.27%, 2/2/2018 (g)	50,000,000	49,834,455
1.28%, 2/21/2018 (g)	130,931,000	130,394,263
1.28%, 2/22/2018 (g)	26,011,000	25,903,262
Dow Chemical Co. (The) 1.39%, 12/19/2017 (g)	70,956,000	70,817,699
EI du Pont de Nemours & Co. 1.45%, 11/2/2017 (g)	56,712,000	56,707,722
1.40%, 11/10/2017 (g)	36,903,000	36,888,874
1.41%, 11/14/2017 (g)	36,903,000	36,883,081
1.41%, 11/17/2017 (g)	32,888,000	32,866,397
1.44%, 12/8/2017 (g)	17,300,000	17,274,197
Engie SA 1.25%, 11/1/2017 (g)	16,739,000	16,738,451
1.25%, 11/16/2017 (g)	28,528,000	28,512,772

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
1.24%, 12/1/2017 (g)	95,246,000	95,145,856
1.20%, 12/11/2017 (g)	84,725,000	84,606,218
1.21%, 1/3/2018 (g)	69,922,000	69,765,002
1.26%, 1/11/2018 (g)	30,538,000	30,459,212
1.26%, 1/18/2018 (g)	35,478,000	35,375,777
1.32%, 2/2/2018 (g)	37,307,000	37,174,811
Eni Finance USA, Inc. 1.36%, 11/1/2017 (g)	14,736,000	14,735,426
Erste Abwicklungstl Corp. 1.39%, 1/30/2018 (g)(h)	35,478,000	35,353,254
1.40%, 2/6/2018 (g)(h)	13,876,000	13,823,193
European Investment Bank 1.20%, 1/11/2018 (g)	67,314,000	67,146,254
1.21%, 1/18/2018 (g)	80,217,000	79,996,080
1.21%, 1/22/2018 (g)	80,217,000	79,983,784
Export Development Corp. 1.25%, 12/5/2017 (g)	49,000,000	48,946,406
1.27%, 1/23/2018 (g)	40,766,000	40,650,523
1.28%, 2/1/2018 (g)	59,520,000	59,329,953
1.27%, 3/5/2018 (g)	39,868,000	39,688,456
1.27%, 3/6/2018 (g)	38,586,000	38,410,704
1.27%, 3/19/2018 (g)	41,031,000	40,822,671
Exxon Mobil Corp. 1.10%, 11/21/2017 (g)	4,851,000	4,847,887
1.12%, 12/13/2017 (g)	128,191,000	128,015,222
Ford Motor Credit Co. LLC 1.44%, 12/12/2017 (g)	50,481,000	50,391,834
1.44%, 12/13/2017 (g)	50,481,000	50,389,590
GlaxoSmithKline Finance plc 1.27%, 11/6/2017 (g)	40,551,000	40,542,964
1.27%, 11/7/2017 (g)	40,551,000	40,541,617
1.28%, 11/17/2017 (g)	75,513,000	75,470,102
1.28%, 11/20/2017 (g)	64,849,000	64,805,515
Government of Quebec 1.13%, 11/9/2017 (g)	77,003,000	76,981,786
1.15%, 12/14/2017 (g)	103,256,000	103,112,887
1.17%, 1/12/2018 (g)	71,018,000	70,847,349

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
1.17%, 1/16/2018 (g)	43,145,000	43,034,723
1.17%, 1/26/2018 (g)	65,500,000	65,306,567
Henkel of America, Inc. 1.23%, 11/2/2017 (g)	54,024,000	54,020,446
Hitachi Capital America Corp. 1.33%, 11/1/2017 (g)	33,767,000	33,765,729
John Deere Capital Corp. 1.20%, 11/1/2017 (g)	65,563,000	65,560,956
1.18%, 12/1/2017 (g)	33,143,000	33,110,151
John Deere Ltd. 1.27%, 1/19/2018 (g)	39,895,000	39,786,220
Johnson & Johnson 1.13%, 11/3/2017 (g)	83,538,000	83,530,377
1.10%, 11/7/2017 (g)	110,071,000	110,047,457
1.10%, 11/9/2017 (g)	61,602,000	61,585,029
Kreditanstalt fuer Wiederaufbau 1.22%, 11/13/2017 (g)	37,742,000	37,726,313
1.24%, 12/6/2017 (g)	36,002,000	35,959,302
1.16%, 12/8/2017 (g)	80,264,000	80,163,010
1.19%, 12/18/2017 (g)	75,260,000	75,137,678
1.19%, 12/19/2017 (g)	75,260,000	75,134,822
1.27%, 1/3/2018 (g)	22,551,000	22,500,165
1.27%, 1/5/2018 (g)	78,068,000	77,885,373
1.28%, 1/12/2018 (g)	86,164,000	85,936,338
Merck & Co., Inc. 1.13%, 11/15/2017 (g)	46,202,000	46,180,632
MetLife Short Term Funding LLC 1.25%, 11/3/2017 (g)	42,504,000	42,500,086
1.27%, 11/13/2017 (g)	41,698,000	41,681,166
1.14%, 11/21/2017 (g)	40,000,000	39,973,493
1.28%, 12/5/2017 (g)	75,000,000	74,914,688
1.19%, 12/7/2017 (g)	14,250,000	14,232,806
1.23%, 12/8/2017 (g)	39,967,000	39,917,388
1.26%, 12/11/2017 (g)	45,003,000	44,942,418
1.23%, 12/15/2017 (g)	49,714,000	49,640,050
1.22%, 12/20/2017 (g)	66,228,000	66,117,620
1.25%, 1/2/2018 (g)	160,774,000	160,428,778

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
1.25%, 1/8/2018 (g)	43,980,000	43,875,390
1.22%, 1/16/2018 (g)	28,449,000	28,372,330
1.29%, 1/29/2018 (g)	89,000,000	88,712,975
1.29%, 2/9/2018 (g)	34,779,000	34,650,982
Microsoft Corp. 1.16%, 12/5/2017 (g)	46,129,000	46,078,546
1.16%, 12/6/2017 (g)	46,129,000	46,077,059
1.16%, 12/7/2017 (g)	46,129,000	46,075,568
1.22%, 1/9/2018 (g)	100,354,000	100,124,329
1.22%, 1/10/2018 (g)	62,806,000	62,659,960
1.19%, 1/17/2018 (g)	75,000,000	74,805,325
1.20%, 1/18/2018 (g)	47,000,000	46,876,130
1.21%, 1/22/2018 (g)	150,000,000	149,581,196
1.22%, 1/23/2018 (g)	66,600,000	66,411,344
1.22%, 2/7/2018 (g)	100,000,000	99,656,800
Mitsubishi International Corp. 1.27%, 11/29/2017 (g)	33,422,000	33,388,938
1.22%, 12/18/2017 (g)	69,922,000	69,803,972
1.22%, 12/21/2017 (g)	31,395,000	31,338,426
Mitsui & Co. USA, Inc. 1.28%, 11/1/2017 (g)	8,948,000	8,947,644
Nestle Capital Corp. 1.20%, 11/7/2017 (g)	41,670,000	41,660,868
1.13%, 11/8/2017 (g)	38,605,000	38,595,323
1.08%, 11/22/2017 (g)	35,726,000	35,701,067
1.20%, 12/4/2017 (g)	100,000,000	99,891,011
1.16%, 12/6/2017 (g)	16,038,000	16,019,460
1.22%, 12/8/2017 (g)	55,509,000	55,441,150
1.12%, 12/15/2017 (g)	49,714,000	49,641,604
1.11%, 1/4/2018 (g)	28,131,000	28,070,913
1.27%, 1/18/2018 (g)	52,134,000	51,997,515
Nestle Finance International Ltd. 1.18%, 11/15/2017 (g)	49,219,000	49,195,723
Novartis Finance Corp. 1.17%, 11/3/2017 (g)	47,815,000	47,810,637
NRW Bank 1.40%, 2/14/2018 (g)	69,557,000	69,268,018

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
PepsiCo, Inc. 1.09%, 11/6/2017 (g)	32,890,000	32,883,811
1.09%, 11/10/2017 (g)	49,335,000	49,319,460
Pfizer, Inc. 1.17%, 11/10/2017 (g)	81,062,000	81,037,141
1.17%, 11/15/2017 (g)	34,000,000	33,984,275
1.17%, 11/16/2017 (g)	80,543,000	80,503,229
1.23%, 11/20/2017 (g)	70,293,000	70,249,536
1.20%, 12/4/2017 (g)	75,616,000	75,535,729
1.17%, 12/12/2017 (g)	79,692,000	79,586,753
1.17%, 12/14/2017 (g)	79,692,000	79,581,547
1.18%, 12/18/2017 (g)	50,000,000	49,924,134
Philip Morris International, Inc. 1.25%, 11/1/2017 (g)	54,792,000	54,790,231
1.25%, 11/2/2017 (g)	33,896,000	33,893,808
1.24%, 11/3/2017 (g)	34,743,000	34,739,627
1.25%, 11/6/2017 (g)	62,172,000	62,159,887
1.26%, 11/13/2017 (g)	146,885,000	146,822,517
1.25%, 11/14/2017 (g)	90,420,000	90,378,542
1.27%, 11/15/2017 (g)	32,268,000	32,252,135
1.26%, 11/17/2017 (g)	48,257,000	48,229,973
1.25%, 11/20/2017 (g)	80,223,000	80,169,741
1.25%, 11/21/2017 (g)	40,551,000	40,522,662
1.25%, 11/22/2017 (g)	40,551,000	40,521,287
Praxair, Inc. 1.15%, 12/6/2017 (g)	50,000,000	49,938,700
1.15%, 12/7/2017 (g)	50,000,000	49,936,946
1.12%, 12/8/2017 (g)	10,000,000	9,987,038
1.14%, 12/20/2017 (g)	52,168,000	52,078,155
1.14%, 12/21/2017 (g)	35,478,000	35,415,627
Procter & Gamble Co. (The) 1.20%, 1/3/2018 (g)	80,264,000	80,098,335
1.20%, 1/8/2018 (g)	91,900,000	91,693,209
1.20%, 1/10/2018 (g)	77,022,000	76,842,905
1.20%, 1/16/2018 (g)	82,225,000	82,014,835

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
1.22%, 2/5/2018 (g)	79,789,000	79,521,556
1.22%, 2/6/2018 (g)	50,000,000	49,830,406
1.23%, 2/7/2018 (g)	125,000,000	124,571,000
1.22%, 2/8/2018 (g)	79,789,000	79,511,955
Province of Quebec Canada 1.18%, 11/16/2017 (g)	52,523,000	52,497,065
1.17%, 1/19/2018 (g)	74,481,000	74,281,888
PSP Capital, Inc. 1.16%, 11/6/2017 (g)(h)	54,562,000	54,551,460
1.18%, 12/12/2017 (g)(h)	54,562,000	54,485,486
1.25%, 12/13/2017 (g)(h)	37,372,000	37,318,299
1.25%, 12/27/2017 (g)(h)	45,003,000	44,916,283
1.26%, 1/22/2018 (g)(h)	40,108,000	39,990,192
1.22%, 1/25/2018 (g)(h)	30,000,000	29,908,195
1.24%, 2/1/2018 (g)(h)	29,495,000	29,396,251
1.23%, 2/2/2018 (g)(h)	44,152,000	44,002,359
Reckitt Benckiser Trea 1.42%, 11/17/2017 (g)	40,132,000	40,109,202
Sanofi 1.20%, 12/22/2017 (g)	33,082,000	33,027,429
Schlumberger Holdings Corp. 1.50%, 11/7/2017 (g)	19,502,000	19,496,539
Siemens Capital Co. LLC 1.20%, 12/21/2017 (g)	108,442,000	108,266,712
1.20%, 12/26/2017 (g)	39,698,000	39,627,232
1.20%, 12/28/2017 (g)	39,698,000	39,624,576
Suncor Energy, Inc. 1.53%, 11/6/2017 (g)	20,056,000	20,051,427
1.53%, 12/1/2017 (g)	38,252,000	38,205,819
Total Capital Canada Ltd. 1.21%, 11/1/2017 (g)	75,057,000	75,054,669
1.24%, 12/1/2017 (g)	93,147,000	93,050,668
1.24%, 12/4/2017 (g)	100,000,000	99,886,289
1.23%, 1/8/2018 (g)	67,545,000	67,382,656
1.23%, 1/9/2018 (g)	45,823,000	45,711,001
1.25%, 1/11/2018 (g)	111,144,000	110,863,472
Unilever Capital Corp. 1.15%, 11/17/2017 (g)	39,846,000	39,824,531

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 19.9% (continued)
1.15%, 11/27/2017 (g)	52,538,000	52,492,765
1.15%, 11/28/2017 (g)	52,538,000	52,491,048
1.15%, 12/11/2017 (g)	92,487,000	92,364,709
1.19%, 1/2/2018 (g)	40,656,000	40,571,547
United Parcel Service, Inc. 1.13%, 11/2/2017 (g)	33,479,000	33,476,910
1.22%, 11/9/2017 (g)	50,000,000	49,985,850
1.12%, 11/24/2017 (g)	36,375,000	36,347,209
1.00%, 1/2/2018 (g)	26,100,000	26,045,738
Walt Disney Co. (The) 1.18%, 11/6/2017 (g)	41,769,000	41,761,140
1.24%, 12/7/2017 (g)	40,111,000	40,063,303
1.24%, 12/22/2017 (g)	88,818,000	88,667,641
Total Commercial Paper (Cost $11,359,167,539)		11,358,842,997
	Shares
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.82% (i) (Cost $317,566)	317,566	317,566
Total Short-Term Investments (Cost $11,359,485,105)		11,359,160,563
Total Investments — 99.8% (Cost $42,881,925,254)		57,112,542,316
Other Assets Less Liabilities — 0.2%		91,686,139
Net Assets — 100.0%		57,204,228,455

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Represents a security that is subject to legal or contractual restrictions on resale.

(c)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

(d)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $92,108,702, which represents approximately 0.16% of net assets of the Fund.

(e)  Represents less than 0.05% of net assets.

(f)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

(g)  The rate shown was the current yield as of October 31, 2017.

(h)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at October 31, 2017 amounts to $1,173,557,990, which represents approximately 2.05% of net assets of the Fund.

(i)  Represents 7-day effective yield as of October 31, 2017.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,199,326,376
Aggregate gross unrealized depreciation	(2,626,136,969)
Net unrealized appreciation	$13,573,189,407
Federal income tax cost of investments	$43,569,238,583

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA 7.73% due 11/30/2020	06/22/05	$7,256,818	$1.16
Emin Leydier SA 7.73% due 11/30/2020	07/03/09	21,388,152	1.16
Emin Leydier SA	07/03/09	174,128	4.48

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	181,043,055	JPY	20,029,970,000	HSBC Bank plc	11/15/17	$4,788,774
USD	62,752,846	EUR	53,244,000	Bank of New York Mellon	12/13/17	583,812
USD	181,247,014	JPY	20,029,970,000	Bank of New York Mellon	12/13/17	4,731,842
USD	235,499,768	EUR	199,141,000	Goldman Sachs	01/17/18	2,461,323
USD	50,858,087	JPY	5,518,967,000	Goldman Sachs	01/17/18	2,122,137
USD	117,780,291	EUR	97,447,000	JPMorgan Chase Bank	02/14/18	3,551,923
USD	346,384,710	JPY	37,401,755,000	JPMorgan Chase Bank	02/14/18	15,612,789
USD	78,712,098	EUR	65,928,000	UBS AG	03/14/18	1,298,739
USD	315,599,041	JPY	35,205,862,000	UBS AG	03/14/18	3,760,971
Total unrealized appreciation						38,912,310
USD	148,728,795	EUR	130,857,000	HSBC Bank plc	11/15/17	(3,806,486)
USD	53,614,524	GBP	40,534,000	HSBC Bank plc	11/15/17	(240,762)
USD	136,852,822	EUR	119,321,000	Bank of New York Mellon	12/13/17	(2,469,379)
USD	21,232,419	GBP	16,102,000	Bank of New York Mellon	12/13/17	(180,927)
USD	122,249,902	EUR	106,277,000	JPMorgan Chase Bank	02/14/18	(2,329,082)
Total unrealized depreciation						(9,026,636)
Net unrealized appreciation						29,885,674

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

EURIBOR  — Euro Interbank Offered Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

Affiliated Securities

Security Description	Shares at October 31, 2017	Market Value October 31, 2016	Purchases at Cost	Proceeds from Sales
Berkeley Group Holdings plc	7,383,566	$213,194,387	$—	$—
Chofu Seisakusho Co. Ltd.	3,411,880	89,847,751	—	(1,805,577)
Emin Leydier SA	12,000,000	62,308,305	—	—
Flowserve Corp.	8,414,508	356,354,414	—	—
Hirose Electric Co. Ltd.	2,442,300	323,249,013	—	—
Hornbach Holding AG & Co. KGaA	1,181,422	94,447,318	—	(14,377,636)
Italmobiliare SpA*	1,889,410	56,666,017	—	(13,904,175)
Mills Music Trust	31,592	734,830	—	—
Namyang Dairy Products Co. Ltd.	39,989	23,554,805	—	—
Neopost SA*	614,430	56,547,365	—	(54,542,709)
NOW, Inc.	5,851,664	126,161,876	—	—
NSC Groupe	64,717	5,481,910	—	(173,984)
Orbital ATK, Inc.	3,694,106	274,693,722	—	—
Sabeton SA	385,000	6,656,483	—	—
San Juan Basin Royalty Trust	3,908,035	24,503,380	—	—
Scotts Miracle-Gro Co.*	2,235,507	367,562,308	—	(179,834,063)
T Hasegawa Co. Ltd.	3,331,700	86,511,864	—	(30,089,796)
Teradata Corp.	12,190,179	303,707,204	24,637,409	—
Timken Company*	—	136,596,609	—	(182,365,587)
Vista Outdoor, Inc.	3,252,457	125,772,512	—	—
Total	72,322,462	$2,734,552,073	$24,637,409	$(477,093,527)

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Berkeley Group Holdings plc	$—	$153,666,136	$366,860,523	$12,613,443	$—
Chofu Seisakusho Co. Ltd.	153,178	(4,922,019)	83,273,333	875,437	—
Emin Leydier SA	—	(8,492,236)	53,816,069	343,225	—
Flowserve Corp.	—	14,472,954	370,827,368	6,395,026	—
Hirose Electric Co. Ltd.	—	44,160,670	367,409,683	7,080,612	—
Hornbach Holding AG & Co. KGaA	8,606,030	12,487,236	101,162,948	1,947,679	—
Italmobiliare SpA*	(40,703,794)	48,786,670	50,844,718	1,109,722	—
Mills Music Trust	—	36,015	770,845	67,944	—
Namyang Dairy Products Co. Ltd.	—	(114,987)	23,439,818	25,767	—
Neopost SA*	(71,511,098)	92,154,744	22,648,302	1,921,415	—
NOW, Inc.	—	(52,899,043)	73,262,833	—	—
NSC Groupe	(219,628)	652,372	5,740,670	158,978	—
Orbital ATK, Inc.	—	216,363,789	491,057,511	4,654,574	—
Sabeton SA	—	4,420,658	11,077,141	81,660	—
San Juan Basin Royalty Trust	—	4,924,124	29,427,504	3,150,873	—
Scotts Miracle-Gro Co.*	92,094,235	(57,121,273)	222,701,207	5,142,323	—
T Hasegawa Co. Ltd.	4,427,238	6,837,011	67,686,317	1,078,133	—
Teradata Corp.	—	79,416,875	407,761,488	—	—
Timken Company*	23,979,553	21,789,425	—	1,365,976	—
Vista Outdoor, Inc.	—	(57,763,636)	68,008,876	—	—
Total	$16,825,714	$518,855,485	$2,817,777,154	$48,012,787	$—

*  Represents an unaffiliated issuer as of October 31, 2017.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	0.9%
Air Freight & Logistics	0.6
Auto Components	0.2
Automobiles	0.5
Banks	2.3
Beverages	0.5
Building Products	0.7
Capital Markets	1.6
Chemicals	2.2
Commercial Services & Supplies	2.0
Commodity	6.9
Construction & Engineering	0.5
Construction Materials	1.5
Consumer Finance	2.2
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Diversified Financial Services	2.7
Electrical Equipment	0.2
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	3.2
Equity Real Estate Investment Trusts (REITs)	1.5
Food & Staples Retailing	0.4
Food Products	2.5
Foreign Government Securities	1.0
Gas Utilities	0.4
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	0.5
Household Durables	0.7
Household Products	0.4
Industrial Conglomerates	2.0
Insurance	3.9
Internet Software & Services	0.5
IT Services	1.9
Leisure Products	0.6
Machinery	4.3

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Media	3.7%
Metals & Mining	4.0
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	1.5
Real Estate Management & Development	1.7
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	1.6
Software	4.7
Specialty Retail	0.6
Technology Hardware, Storage & Peripherals	0.0 *
Textiles, Apparel & Luxury Goods	0.3
Tobacco	1.1
Trading Companies & Distributors	0.5
U.S. Treasury Obligation	0.4
Wireless Telecommunication Services	2.1
Short-Term Investments	19.9
Total Investments	99.8%

*Less than 0.05%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

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First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Overseas Fund	Class A	without sales load	9.99	7.07	4.80
		with sales load	4.47	5.98	4.26
MSCI EAFE Index			23.44	8.53	1.10
Consumer Price Index			2.04	1.30	1.68

Asset Allocation* (%)

Countries** (%)

Japan	20.5
France	10.0
United States	8.1
United Kingdom	7.3
Canada	5.8
Hong Kong	4.9
Switzerland	3.1
South Korea	3.0
Germany	3.0
Mexico	2.9
Singapore	2.1
Sweden	1.4
Thailand	1.0
Chile	0.8
Australia	0.8
Brazil	0.7
Norway	0.7
Belgium	0.6
Netherlands	0.6
Denmark	0.5
Greece	0.4
Ireland	0.4
Poland	0.3
Russia	0.2
Turkey	0.2
Israel	0.2
Taiwan	0.1
Italy	0.1
Indonesia	0.1
Africa	0.1
Malaysia	0.0	^
^  Less than 0.05%

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of risk (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	6.9
FANUC Corp. (Machinery, Japan)	2.6
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.4
Danone SA (Food Products, France)	1.9
Nestle SA (Registered) (Food Products, Switzerland)	1.9
Sompo Holdings, Inc. (Insurance, Japan)	1.8
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.7
HeidelbergCement AG (Construction Materials, Germany)	1.7
TechnipFMC plc (Energy Equipment & Services, United Kingdom)	1.7
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development, Japan)	1.6
Total	24.2

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 70.9%
Africa — 0.1%
Randgold Resources Ltd., ADR	118,663	11,661,013
Australia — 0.8%
Newcrest Mining Ltd.	8,297,594	141,868,994
Belgium — 0.6%
Groupe Bruxelles Lambert SA	907,727	97,496,010
Sofina SA	98,473	14,808,580
		112,304,590
Brazil — 0.7%
Cielo SA	17,529,180	119,922,676
Canada — 5.8%
Agnico Eagle Mines Ltd.	1,977,932	88,310,118
Agrium, Inc.	616,867	67,189,154
Barrick Gold Corp.	4,694,846	67,840,525
Canadian Natural Resources Ltd.	1,096,974	38,280,575
Cenovus Energy, Inc.	9,854,984	95,790,444
Franco-Nevada Corp.	1,054,193	83,773,247
Goldcorp, Inc.	7,294,482	95,265,935
Imperial Oil Ltd.	4,352,928	141,138,654
Potash Corp. of Saskatchewan, Inc.	14,206,064	276,592,066
Suncor Energy, Inc.	1,889,614	64,154,014
Wheaton Precious Metals Corp.	2,559,276	53,079,384
		1,071,414,116
Chile — 0.8%
Cia Cervecerias Unidas SA, ADR	5,109,630	145,522,262
Denmark — 0.5%
ISS A/S	2,359,222	99,908,870
France — 9.9%
Bouygues SA	3,138,760	150,640,686
Carrefour SA	5,386,203	108,399,596
Cie de Saint-Gobain	3,533,820	207,198,309
Danone SA	4,221,140	344,998,729
Emin Leydier SA‡ (a)(b)(c)(d)	11,593,581	51,993,413
Laurent-Perrier (b)	558,938	52,418,364

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
France — 9.9% (continued)
Legrand SA	648,834	48,150,323
Legris Industries SA‡ (a)(b)(c)	905,366	34,348,829
Neopost SA	290,000	10,689,594
Rexel SA	7,346,731	131,007,224
Robertet SA CI (non-voting)‡ (a)	51,500	16,858,026
Robertet SA (b)	231,356	108,188,782
Sabeton SA	100,000	2,877,180
Sanofi	1,997,226	189,110,639
Sodexo SA	1,125,050	143,132,086
TOTAL SA	2,461,580	137,203,887
Wendel SA	493,657	83,260,359
		1,820,476,026
Germany — 3.0%
Hamburger Hafen und Logistik AG	1,595,857	50,964,925
HeidelbergCement AG	3,085,956	315,784,837
Hornbach Holding AG & Co. KGaA	385,305	32,992,944
Linde AG*	434,377	93,581,749
Telefonica Deutschland Holding AG	12,412,426	63,314,084
		556,638,539
Greece — 0.4%
JUMBO SA	5,088,499	81,797,265
Hong Kong — 4.9%
Great Eagle Holdings Ltd.	22,777,700	125,400,853
Guoco Group Ltd.	7,806,340	123,507,552
Hang Lung Properties Ltd.	78,545,392	180,361,852
Hopewell Holdings Ltd.	33,586,303	128,966,250
Hysan Development Co. Ltd.	17,500,405	84,554,974
Jardine Matheson Holdings Ltd.	3,526,800	225,932,321
Jardine Strategic Holdings Ltd.	233,600	9,798,380
Swire Properties Ltd.	5,454,119	18,430,680
		896,952,862
Ireland — 0.4%
CRH plc	2,108,597	79,279,832
Israel — 0.2%
Israel Chemicals Ltd.	7,510,515	31,319,781

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Italy — 0.1%
Italmobiliare SpA	575,830	15,495,797
Japan — 20.5%
As One Corp. (b)	1,299,640	71,451,190
Astellas Pharma, Inc.	7,104,800	94,556,768
Chofu Seisakusho Co. Ltd. (b)	1,871,000	45,665,265
Daiichikosho Co. Ltd.	2,715,380	127,955,909
FANUC Corp.	2,072,940	484,702,905
Hirose Electric Co. Ltd.	1,086,600	163,463,686
Hoya Corp.	4,065,130	220,861,526
Kansai Paint Co. Ltd.	3,559,930	91,500,675
KDDI Corp.	16,395,400	436,816,753
Keyence Corp.	504,500	280,110,993
Komatsu Ltd.	473,100	15,458,907
Maezawa Kasei Industries Co. Ltd. (b)	1,144,600	12,682,521
Mitsubishi Estate Co. Ltd.	15,844,350	287,330,096
MS&AD Insurance Group Holdings, Inc.	4,625,500	157,138,978
Nagaileben Co. Ltd.	1,687,224	42,099,462
Nissin Foods Holdings Co. Ltd.	1,056,530	66,526,593
NTT DOCOMO, Inc.	7,252,300	175,641,699
Secom Co. Ltd.	4,199,900	319,789,157
Shimano, Inc.	835,470	114,326,815
SK Kaken Co. Ltd.	437,806	36,328,214
SMC Corp.	375,290	143,571,103
Sompo Holdings, Inc.	8,193,900	329,355,754
T Hasegawa Co. Ltd.	2,094,511	42,551,771
		3,759,886,740
Mexico — 2.1%
Fresnillo plc	5,813,900	100,547,131
Grupo Televisa SAB, ADR	10,777,925	235,928,778
Industrias Penoles SAB de CV	2,246,692	52,229,356
		388,705,265
Netherlands — 0.6%
HAL Trust	571,392	105,947,974

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Norway — 0.6%
Orkla ASA	12,188,419	119,387,850
Poland — 0.0% (e)
Pfleiderer Group SA	480,931	5,285,029
Russia — 0.2%
Gazprom PJSC, ADR	8,419,603	36,165,689
Singapore — 1.5%
ComfortDelGro Corp. Ltd.	32,779,415	48,594,070
Haw Par Corp. Ltd. (b)	25,512,113	228,338,184
		276,932,254
South Korea — 3.0%
Fursys, Inc. (b)	872,463	26,243,587
Hyundai Mobis Co. Ltd.	257,958	61,361,010
Kia Motors Corp.	4,780,370	151,311,284
KT&G Corp.	1,881,935	178,056,063
Lotte Confectionery Co. Ltd.*	104,605	17,366,475
Lotte Corp.	621,610	41,388,674
Namyang Dairy Products Co. Ltd.	22,950	13,452,295
Namyang Dairy Products Co. Ltd. (Preference)	27,183	5,544,085
NongShim Co. Ltd.	203,663	63,244,832
		557,968,305
Sweden — 1.4%
Investor AB, Class A	3,013,030	145,862,594
Investor AB, Class B	2,096,088	103,854,133
		249,716,727
Switzerland — 3.1%
Cie Financiere Richemont SA (Registered)	252,160	23,245,692
Nestle SA (Registered)	4,038,516	339,794,818
Pargesa Holding SA	2,413,791	202,134,891
		565,175,401
Taiwan — 0.1%
Taiwan Secom Co. Ltd.	8,545,694	25,161,479
Thailand — 1.0%
Bangkok Bank PCL, NVDR	24,226,759	140,749,280
Bangkok Bank PCL	15,000	90,798

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares		Value ($)
Thailand — 1.0% (continued)
Thai Beverage PCL		52,214,985	37,525,378
			178,365,456
Turkey — 0.2%
Yazicilar Holding A/S, Class A		5,893,909	34,627,919
United Kingdom — 7.3%
Berkeley Group Holdings plc		4,212,259	209,290,679
British American Tobacco plc		2,806,795	181,346,546
Diageo plc		5,378,305	183,662,858
GlaxoSmithKline plc		8,720,208	156,504,591
Hiscox Ltd.		5,881,403	111,528,152
Liberty Global plc, Class C*		4,777,859	142,810,205
Lloyds Banking Group plc		46,379,956	42,040,267
TechnipFMC plc*		11,366,709	311,334,160
			1,338,517,458
United States — 1.1%
Newmont Mining Corp.		467,973	16,921,904
Royal Gold, Inc.		551,449	46,382,375
Willis Towers Watson plc		841,188	135,498,563
			198,802,842
Total Common Stocks (Cost $9,143,453,715)			13,025,209,011
	Ounces
Commodity — 6.9%
Gold bullion* (Cost $943,895,802)		1,003,583	1,275,322,931
	Principal Amount ($)
Foreign Government Securities — 1.7%
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	152,606,000,000	11,910,300
Malaysia Government Bond 3.66%, 10/15/2020	MYR	25,956,000	6,160,042
Mexican Bonos 4.75%, 6/14/2018	MXN	1,249,660,000	64,179,208

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 1.7% (continued)
5.00%, 12/11/2019	MXN	480,074,000	24,057,600
6.50%, 6/10/2021	MXN	1,025,590,000	52,546,927
Poland Government Bond 3.25%, 7/25/2019	PLN	157,760,000	44,624,156
Singapore Government Bond 0.50%, 4/1/2018	SGD	88,530,000	64,739,714
3.25%, 9/1/2020	SGD	53,521,000	41,129,226
Total Foreign Government Securities (Cost $331,426,017)			309,347,173
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 1.03%, 1/15/2018 (Cost $9,996,735)		10,000,000	9,993,533
Corporate Bonds — 0.1%
France — 0.1%
Emin Leydier SA (EURIBOR 6 Month + 8.00%), 7.73%, 11/30/2020‡ (a)(c)(f)		10,000,000	11,648,500
(EURIBOR 6 Month + 8.00%), 7.73%, 11/30/2020‡ (a)(c)(f)		4,000,000	4,659,400
			16,307,900
Total Corporate Bonds (Cost $19,086,591)			16,307,900
Short-Term Investments — 20.0%
Commercial Paper — 20.0%
American Honda Finance Corp. 1.28%, 12/5/2017 (g)		8,535,000	8,525,416
1.20%, 12/19/2017 (g)		11,861,000	11,842,127
Apple, Inc. 1.20%, 11/2/2017 (g)(h)		8,330,000	8,329,494
1.18%, 11/3/2017 (g)(h)		10,824,000	10,823,012
1.19%, 11/10/2017 (g)(h)		14,173,000	14,168,654
1.20%, 11/14/2017 (g)(h)		17,497,000	17,489,454
1.20%, 11/16/2017 (g)(h)		19,777,000	19,767,234

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 20.0% (continued)
1.20%, 11/21/2017 (g)(h)	37,488,000	37,463,639
1.24%, 12/5/2017 (g)(h)	13,427,000	13,412,314
1.24%, 12/6/2017 (g)(h)	11,390,000	11,377,175
1.22%, 1/4/2018 (g)(h)	7,695,000	7,678,842
BASF SE 1.28%, 12/20/2017 (g)	67,210,000	67,100,784
Bunge Asset Funding Corp. 1.33%, 11/1/2017 (g)	1,833,000	1,832,938
Cisco Systems, Inc. 1.18%, 11/8/2017 (g)	34,954,000	34,945,448
1.18%, 12/6/2017 (g)	17,010,000	16,990,847
1.19%, 12/12/2017 (g)	8,813,000	8,801,361
1.22%, 1/16/2018 (g)	21,783,000	21,727,323
1.23%, 1/17/2018 (g)	19,997,000	19,945,094
1.23%, 1/23/2018 (g)	29,069,000	28,986,657
Coca-Cola Co. (The) 1.24%, 11/8/2017 (g)	6,105,000	6,103,506
1.23%, 11/14/2017 (g)	17,424,000	17,416,485
1.23%, 11/15/2017 (g)	17,497,000	17,488,908
1.23%, 11/17/2017 (g)	6,122,000	6,118,788
1.27%, 12/14/2017 (g)	6,499,000	6,489,992
1.27%, 12/15/2017 (g)	2,848,000	2,843,960
1.26%, 1/24/2018 (g)	11,489,000	11,455,173
1.28%, 2/21/2018 (g)	29,069,000	28,949,835
1.28%, 2/22/2018 (g)	6,589,000	6,561,708
Dow Chemical Co. (The) 1.39%, 12/19/2017 (g)	29,044,000	28,987,390
EI du Pont de Nemours & Co. 1.45%, 11/2/2017 (g)	18,288,000	18,286,620
1.40%, 11/10/2017 (g)	3,097,000	3,095,815
1.41%, 11/14/2017 (g)	3,097,000	3,095,328
1.41%, 11/17/2017 (g)	10,812,000	10,804,898
Engie SA 1.25%, 11/1/2017 (g)	8,261,000	8,260,729
1.25%, 11/16/2017(g)	6,472,000	6,468,545
1.24%, 12/1/2017(g)	9,754,000	9,743,744

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 20.0% (continued)
1.20%, 12/11/2017 (g)	25,275,000	25,239,565
1.21%, 1/3/2018 (g)	30,078,000	30,010,465
1.26%, 1/11/2018 (g)	12,462,000	12,429,848
1.26%, 1/18/2018 (g)	14,522,000	14,480,158
1.32%, 2/2/2018 (g)	13,693,000	13,644,482
Eni Finance USA, Inc. 1.36%, 11/1/2017 (g)	1,493,000	1,492,942
Erste Abwicklungstl Corp. 1.39%, 1/30/2018 (g)(h)	14,522,000	14,470,939
1.40%, 2/6/2018 (g)(h)	31,848,000	31,726,797
European Investment Bank 1.20%, 1/11/2018 (g)	26,850,000	26,783,090
1.21%, 1/18/2018 (g)	19,783,000	19,728,517
1.21%, 1/22/2018 (g)	19,783,000	19,725,485
Export Development Corp. 1.27%, 1/23/2018 (g)	20,734,000	20,675,267
1.28%, 2/1/2018 (g)	36,493,000	36,376,478
1.27%, 3/2/2018 (g)	50,000,000	49,780,909
1.27%, 3/5/2018 (g)	9,832,000	9,787,722
1.27%, 3/6/2018 (g)	15,814,000	15,742,157
1.27%, 3/19/2018 (g)	24,569,000	24,444,254
Exxon Mobil Corp. 1.10%, 11/21/2017 (g)	1,049,000	1,048,327
1.12%, 12/13/2017 (g)	38,909,000	38,855,647
Ford Motor Credit Co. LLC 1.44%, 12/12/2017 (g)	24,519,000	24,475,691
1.44%, 12/13/2017 (g)	24,519,000	24,474,602
GlaxoSmithKline Finance plc 1.27%, 11/6/2017 (g)	9,449,000	9,447,128
1.27%, 11/7/2017 (g)	9,449,000	9,446,814
1.28%, 11/17/2017 (g)	24,487,000	24,473,089
1.28%, 11/20/2017 (g)	35,151,000	35,127,429
Government of Quebec 1.13%, 11/9/2017 (g)	47,997,000	47,983,777
1.09%, 11/14/2017 (g)	56,800,000	56,775,503
1.15%, 12/14/2017 (g)	35,644,000	35,594,597

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 20.0% (continued)
1.17%, 1/12/2018 (g)	28,982,000	28,912,359
1.17%, 1/16/2018 (g)	52,371,000	52,237,141
Henkel of America, Inc. 1.23%, 11/2/2017 (g)	12,944,000	12,943,149
Hitachi Capital America Corp. 1.33%, 11/1/2017 (g)	3,421,000	3,420,871
John Deere Capital Corp. 1.20%, 11/1/2017 (g)	8,937,000	8,936,722
1.18%, 12/1/2017 (g)	16,857,000	16,840,292
John Deere Ltd. 1.27%, 1/19/2018 (g)	10,105,000	10,077,447
Johnson & Johnson 1.13%, 11/3/2017 (g)	16,462,000	16,460,498
1.10%, 11/7/2017 (g)	64,929,000	64,915,112
1.10%, 11/9/2017 (g)	38,398,000	38,387,422
Kreditanstalt fuer Wiederaufbau 1.22%, 11/13/2017 (g)	9,728,000	9,723,957
1.24%, 12/6/2017 (g)	11,468,000	11,454,399
1.16%, 12/8/2017 (g)	19,736,000	19,711,168
1.19%, 12/18/2017 (g)	24,740,000	24,699,789
1.19%, 12/19/2017 (g)	24,740,000	24,698,850
1.27%, 1/3/2018 (g)	46,599,000	46,493,955
1.27%, 1/5/2018 (g)	21,932,000	21,880,694
1.28%, 1/12/2018 (g)	37,536,000	37,436,823
Merck & Co., Inc. 1.13%, 11/15/2017 (g)	28,798,000	28,784,681
MetLife Short Term Funding LLC 1.25%, 11/3/2017 (g)	8,496,000	8,495,218
1.27%, 11/13/2017 (g)	22,302,000	22,292,996
1.23%, 12/8/2017 (g)	32,033,000	31,993,236
1.26%, 12/11/2017 (g)	4,997,000	4,990,273
1.23%, 12/15/2017 (g)	25,286,000	25,248,387
1.22%, 12/20/2017 (g)	21,772,000	21,735,713
1.25%, 1/2/2018 (g)	12,226,000	12,199,748
1.25%, 1/8/2018 (g)	25,020,000	24,960,488
1.22%, 1/16/2018 (g)	12,451,000	12,417,445
1.29%, 2/9/2018 (g)	15,221,000	15,164,973

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 20.0% (continued)
Microsoft Corp. 1.16%, 12/5/2017 (g)	3,871,000	3,866,766
1.16%, 12/6/2017 (g)	3,871,000	3,866,641
1.16%, 12/7/2017 (g)	3,871,000	3,866,516
1.22%, 1/9/2018 (g)	8,846,000	8,825,755
1.22%, 1/10/2018 (g)	15,444,000	15,408,089
Mitsubishi International Corp. 1.27%, 11/29/2017 (g)	37,978,000	37,940,432
1.22%, 12/18/2017 (g)	30,078,000	30,027,228
1.22%, 12/21/2017 (g)	13,505,000	13,480,664
Mitsui & Co. USA, Inc. 1.28%, 11/1/2017 (g)	907,000	906,964
Nestle Capital Corp. 1.20%, 11/7/2017 (g)	8,330,000	8,328,175
1.13%, 11/8/2017 (g)	8,995,000	8,992,745
1.08%, 11/22/2017 (g)	5,074,000	5,070,459
1.16%, 12/6/2017 (g)	2,062,000	2,059,617
1.22%, 12/8/2017 (g)	44,491,000	44,436,617
1.12%, 12/15/2017 (g)	25,286,000	25,249,177
1.11%, 1/4/2018 (g)	12,869,000	12,841,512
1.27%, 1/18/2018 (g)	44,700,000	44,582,977
Nestle Finance International Ltd. 1.18%, 11/15/2017 (g)	50,781,000	50,756,985
Novartis Finance Corp. 1.17%, 11/3/2017 (g)	12,185,000	12,183,888
NRW Bank 1.40%, 2/14/2018 (g)	30,443,000	30,316,521
Ontario Teachers' Finance Trust 1.52%, 5/17/2018 (g)(h)	48,300,000	47,896,743
1.53%, 6/7/2018 (g)(h)	21,232,000	21,033,221
PepsiCo, Inc. 1.09%, 11/6/2017 (g)	7,110,000	7,108,662
1.09%, 11/10/2017 (g)	10,665,000	10,661,641
Pfizer, Inc. 1.17%, 11/10/2017 (g)	43,938,000	43,924,526
1.17%, 11/16/2017 (g)	19,457,000	19,447,392
1.23%, 11/20/2017 (g)	27,946,000	27,928,720

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 20.0% (continued)
1.20%, 12/4/2017 (g)	24,384,000	24,358,115
1.17%, 12/12/2017 (g)	20,308,000	20,281,180
1.17%, 12/14/2017 (g)	20,308,000	20,279,853
Philip Morris International, Inc. 1.25%, 11/1/2017 (g)	45,208,000	45,206,541
1.25%, 11/2/2017 (g)	16,104,000	16,102,958
1.24%, 11/3/2017 (g)	14,092,000	14,090,632
1.25%, 11/6/2017 (g)	12,428,000	12,425,579
1.26%, 11/13/2017 (g)	53,115,000	53,092,405
1.25%, 11/14/2017 (g)	39,580,000	39,561,853
1.27%, 11/15/2017 (g)	17,732,000	17,723,282
1.25%, 11/17/2017 (g)	12,243,000	12,236,143
1.25%, 11/20/2017 (g)	19,777,000	19,763,870
1.25%, 11/21/2017 (g)	9,449,000	9,442,397
1.25%, 11/22/2017 (g)	9,449,000	9,442,076
Praxair Inc 1.14%, 12/20/2017 (g)	22,832,000	22,792,678
1.14%, 12/21/2017 (g)	14,522,000	14,496,469
Procter & Gamble Co. (The) 1.20%, 1/3/2018 (g)	19,736,000	19,695,265
1.20%, 1/8/2018 (g)	8,100,000	8,081,773
1.20%, 1/10/2018 (g)	22,978,000	22,924,570
1.20%, 1/16/2018 (g)	17,775,000	17,729,568
1.22%, 2/5/2018 (g)	20,211,000	20,143,255
1.22%, 2/8/2018 (g)	20,211,000	20,140,823
Province of Quebec Canada 1.18%, 11/16/2017 (g)	22,477,000	22,465,902
1.17%, 1/19/2018 (g)	22,219,000	22,159,601
PSP Capital, Inc. 1.16%, 11/6/2017 (g)(h)	20,438,000	20,434,052
1.25%, 12/7/2017 (g)(h)	40,100,000	40,050,667
1.18%, 12/12/2017 (g)(h)	20,438,000	20,409,339
1.25%, 12/13/2017 (g)(h)	9,028,000	9,015,028
1.25%, 12/27/2017 (g)(h)	4,997,000	4,987,371
1.20%, 1/12/2018 (g)(h)	41,250,000	41,145,443

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 20.0% (continued)
1.26%, 1/22/2018 (g)(h)	9,892,000	9,862,944
1.24%, 2/1/2018 (g)(h)	10,405,000	10,370,164
1.23%, 2/2/2018 (g)(h)	35,848,000	35,726,503
Reckitt Benckiser Trea 1.42%, 11/17/2017 (g)	9,868,000	9,862,394
Sanofi 1.20%, 12/22/2017 (g)	16,918,000	16,890,093
Schlumberger Holdings Corp. 1.50%, 11/7/2017 (g)	10,498,000	10,495,061
Siemens Capital Co. LLC 1.20%, 12/21/2017 (g)	52,458,000	52,373,206
1.20%, 12/26/2017 (g)	20,302,000	20,265,808
1.20%, 12/28/2017 (g)	20,302,000	20,264,450
Suncor Energy, Inc. 1.53%, 11/6/2017 (g)	4,944,000	4,942,873
1.53%, 12/1/2017 (g)	9,748,000	9,736,231
Total Capital Canada Ltd. 1.21%, 11/1/2017 (g)	34,656,000	34,654,924
1.24%, 12/1/2017 (g)	12,853,000	12,839,708
1.23%, 1/8/2018 (g)	82,455,000	82,256,819
1.23%, 1/9/2018 (g)	104,177,000	103,922,374
1.25%, 1/11/2018 (g)	45,356,000	45,241,521
Unilever Capital Corp. 1.15%, 11/17/2017 (g)	10,154,000	10,148,529
1.15%, 11/27/2017 (g)	7,462,000	7,455,575
1.15%, 11/28/2017 (g)	7,462,000	7,455,332
1.15%, 12/11/2017 (g)	27,513,000	27,476,621
1.19%, 1/2/2018 (g)	24,344,000	24,293,431
United Parcel Service, Inc. 1.13%, 11/2/2017 (g)	16,521,000	16,519,968
1.12%, 11/24/2017 (g)	13,625,000	13,614,591
Walt Disney Co. (The) 1.18%, 11/6/2017 (g)	8,231,000	8,229,451
1.24%, 12/7/2017 (g)	9,889,000	9,877,241
1.24%, 12/22/2017 (g)	11,182,000	11,163,070
Total Commercial Paper (Cost $3,682,895,100)		3,682,760,925

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.82% (i) (Cost $428,623)	428,623	428,623
Total Short-Term Investments (Cost $3,683,323,723)		3,683,189,548
Total Investments — 99.7% (Cost $14,131,182,583)		18,319,370,096
Other Assets Less Liabilities — 0.3%		58,688,615
Net Assets — 100.0%		18,378,058,711

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $119,508,168, which represents approximately 0.65% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

(d)  Held through Financiere Bleue, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

(e)  Represents less than 0.05% of net assets.

(f)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(g)  The rate shown was the current yield as of October 31, 2017.

(h)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at October 31, 2017 amounts to $447,639,029, which represents approximately 2.44% of net assets of the Fund.

(i)  Represents 7-day effective yield as of October 31, 2017.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,798,034,832
Aggregate gross unrealized depreciation	(1,287,341,315)
Net unrealized appreciation	$3,510,693,517
Federal income tax cost of investments	$14,824,388,418

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA 7.73% due 11/30/2020	06/22/05	$4,834,751	$1.16
Emin Leydier SA 7.73% due 11/30/2020	07/30/09	14,251,841	1.16
Emin Leydier SA	07/14/09	9,258,256	4.48
Legris Industries SA	04/30/04	23,433,066	37.94

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	95,727,197	JPY	10,590,922,000	HSBC Bank plc	11/15/17	$2,532,082
USD	39,281,226	EUR	33,329,000	Bank of New York Mellon	12/13/17	365,447
USD	95,835,041	JPY	10,590,922,000	Bank of New York Mellon	12/13/17	2,501,979
USD	137,944,693	EUR	116,615,000	Goldman Sachs	01/17/18	1,479,685
USD	31,957,730	JPY	3,467,957,000	Goldman Sachs	01/17/18	1,333,489
USD	75,412,331	EUR	62,683,000	JPMorgan Chase Bank	02/14/18	1,934,679
USD	185,441,411	JPY	20,023,500,000	JPMorgan Chase Bank	02/14/18	8,358,503
USD	41,310,480	EUR	34,601,000	UBS AG	03/14/18	681,618
USD	163,923,865	JPY	18,286,117,000	UBS AG	03/14/18	1,953,469
Total unrealized appreciation						21,140,951
USD	94,068,630	EUR	82,765,000	HSBC Bank plc	11/15/17	(2,407,543)
USD	30,587,553	GBP	23,125,000	HSBC Bank plc	11/15/17	(137,357)
USD	92,749,203	EUR	80,915,000	Bank of New York Mellon	12/13/17	(1,729,186)
USD	12,111,525	GBP	9,185,000	Bank of New York Mellon	12/13/17	(103,206)
USD	55,208,409	EUR	47,995,000	JPMorgan Chase Bank	02/14/18	(1,051,820)
Total unrealized depreciation						(5,429,112)
Net unrealized appreciation						15,711,839

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

EURIBOR  — Euro Interbank Offered Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Affiliated Securities

Security Description	Shares at October 31, 2017	Market Value October 31, 2016	Purchases at Cost	Proceeds from Sales
As One Corp.	1,299,640	$58,432,370	$—	$—
Chofu Seisakusho Co. Ltd.	1,871,000	48,224,592	—	—
Emin Leydier SA	11,593,581	60,198,032	—	—
Fursys, Inc.	872,463	25,886,055	—	—
Gaumont SA*	—	21,499,493	—	(31,164,653)
Haw Par Corp. Ltd.	25,512,113	164,304,426	—	—
Laurent-Perrier	558,938	42,950,204	—	—
Legris Industries SA	905,366	23,213,525	313,741	—
Maezawa Kasei Industries Co. Ltd.	1,144,600	21,415,764	—	(9,697,569)
Robertet SA	231,356	81,105,100	—	(1,993,334)
T. Hasegawa Co. Ltd.*	2,094,511	53,455,543	—	(17,797,538)
Total	46,083,568	$600,685,104	$313,741	$(60,653,094)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
As One Corp.	$—	$13,018,820	$71,451,190	$1,187,353	$—
Chofu Seisakusho Co. Ltd.	—	(2,559,327)	45,665,265	456,392	—
Emin Leydier SA	—	(8,204,619)	51,993,413	372,616	—
Fursys, Inc.	—	357,532	26,243,587	393,527	—
Gaumont SA*	9,465,900	199,260	—	526	—
Haw Par Corp. Ltd.	—	64,033,758	228,338,184	3,697,023	—
Laurent-Perrier	—	9,468,160	52,418,364	576,523	—
Legris Industries SA	—	10,821,563	34,348,829	1,104,055	—
Maezawa Kasei Industries Co. Ltd.	(5,957,060)	6,921,386	12,682,521	400,033	—
Robertet SA	1,276,981	27,800,035	108,188,782	1,038,586	—
T. Hasegawa Co. Ltd.*	3,571,782	3,321,984	42,551,771	399,855	—
Total	$8,357,603	$125,178,552	$673,881,906	$9,626,489	$—

*  Represents an unaffiliated issuer as of October 31, 2017.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.3%
Automobiles	0.8
Banks	1.0
Beverages	2.3
Building Products	1.2
Capital Markets	0.7
Chemicals	4.2
Commercial Services & Supplies	2.6
Commodity	6.9
Construction & Engineering	0.8
Construction Materials	2.1
Containers & Packaging	0.4
Diversified Financial Services	4.1
Diversified Telecommunication Services	0.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	2.4
Energy Equipment & Services	1.7
Food & Staples Retailing	0.6
Food Products	5.5
Foreign Government Securities	1.7
Health Care Equipment & Supplies	1.4
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	0.8
Household Durables	1.4
Industrial Conglomerates	2.3
Insurance	4.0
IT Services	0.6
Leisure Products	0.6
Machinery	3.7
Media	2.8
Metals & Mining	4.1
Oil, Gas & Consumable Fuels	2.8
Paper & Forest Products	0.0	*
Pharmaceuticals	3.6
Real Estate Management & Development	3.8
Road & Rail	0.3

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Specialty Retail	0.6%
Technology Hardware, Storage & Peripherals	0.1
Textiles, Apparel & Luxury Goods	0.1
Tobacco	2.0
Trading Companies & Distributors	0.7
Transportation Infrastructure	0.3
U.S. Treasury Obligations	0.1
Wireless Telecommunication Services	3.3
Short-Term Investments	20.0
Total Investments	99.7%

*Less than 0.05%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

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First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One-Year	Five-Years	Ten-Years
First Eagle U.S. Value Fund	Class A	without sales charge	14.94	8.75	6.67
		with sales charge	9.18	7.64	6.12
S&P 500 Index			23.63	15.18	7.51
Consumer Price Index			2.04	1.30	1.68

Asset Allocation* (%)

Sector/Industry** (%)

Financials	17.8
Information Technology	16.6
Industrials	11.2
Commodity	9.2
Energy	9.2
Consumer Discretionary	6.6
Materials	5.4
Real Estate	3.5
Health Care	2.7
Consumer Staples	1.0
Utilities	0.9

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short-term investments.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	9.2
Oracle Corp. (Software, United States)	4.5
Microsoft Corp. (Software, United States)	3.9
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	3.5
Comcast Corp. Class A (Media, United States)	2.5
Omnicom Group, Inc. (Media, United States)	2.5
Alleghany Corp. (Insurance, United States)	2.4
American Express Co. (Consumer Finance, United States)	2.3
BB&T Corp. (Banks, United States)	2.1
Schlumberger Ltd. (Energy Equipment & Services, United States)	2.1
Total	35.0

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 73.6%
Aerospace & Defense — 1.9%
Orbital ATK, Inc.	311,151	41,361,302
Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	240,725	18,904,134
Banks — 3.7%
BB&T Corp.	909,608	44,789,098
US Bancorp	655,595	35,651,256
		80,440,354
Capital Markets — 2.0%
Bank of New York Mellon Corp. (The)	822,843	42,335,272
Chemicals — 2.4%
Potash Corp. of Saskatchewan, Inc. (Canada)	1,171,668	22,812,376
Praxair, Inc.	79,413	11,603,827
Scotts Miracle-Gro Co. (The)	168,687	16,804,599
		51,220,802
Commercial Services & Supplies — 0.9%
Cintas Corp.	132,958	19,816,060
Consumer Finance — 3.7%
American Express Co.	509,838	48,699,726
Synchrony Financial	937,277	30,573,976
		79,273,702
Diversified Consumer Services — 0.4%
H&R Block, Inc.	359,081	8,883,664
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class A*	78	21,876,660
Energy Equipment & Services — 5.1%
National Oilwell Varco, Inc.	1,145,097	39,150,867
Schlumberger Ltd.	691,044	44,226,816
SEACOR Holdings, Inc.*	96,554	4,557,349
SEACOR Marine Holdings, Inc.*	97,076	1,373,625
TechnipFMC plc (United Kingdom)*	710,652	19,464,758
		108,773,415
Equity Real Estate Investment Trusts (REITs) — 3.5%
Weyerhaeuser Co.	2,107,946	75,696,341

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Gas Utilities — 0.9%
UGI Corp.	394,669	18,888,858
Health Care Equipment & Supplies — 1.3%
Varex Imaging Corp.*	93,178	3,202,528
Varian Medical Systems, Inc.*	232,945	24,270,539
		27,473,067
Health Care Providers & Services — 1.4%
Anthem, Inc.	139,509	29,186,678
Household Products — 1.0%
Colgate-Palmolive Co.	290,726	20,481,647
Industrial Conglomerates — 2.0%
3M Co.	191,616	44,108,087
Insurance — 6.8%
Alleghany Corp.*	92,464	52,354,966
Brown & Brown, Inc.	485,877	24,216,110
Cincinnati Financial Corp.	149,324	10,478,065
Travelers Cos., Inc. (The)	20,331	2,692,841
Willis Towers Watson plc	161,294	25,981,238
WR Berkley Corp.	450,471	30,893,301
		146,616,521
Internet Software & Services — 1.2%
Alphabet, Inc., Class A*	11,694	12,080,370
Alphabet, Inc., Class C*	14,488	14,729,080
		26,809,450
IT Services — 3.4%
Automatic Data Processing, Inc.	81,542	9,480,073
Mastercard, Inc., Class A	90,481	13,460,858
Teradata Corp.*	1,158,000	38,735,100
Visa, Inc., Class A	112,369	12,358,343
		74,034,374
Leisure Products — 0.4%
Vista Outdoor, Inc.*	382,831	8,004,996

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Machinery — 3.7%
Cummins, Inc.	103,917	18,380,839
Deere & Co.	188,587	25,059,441
Flowserve Corp.	817,802	36,040,534
		79,480,814
Media — 5.0%
Comcast Corp., Class A	1,512,044	54,478,945
Omnicom Group, Inc.	787,030	52,880,546
		107,359,491
Metals & Mining — 3.0%
Agnico Eagle Mines Ltd. (Canada)	205,280	9,165,280
Franco-Nevada Corp. (Canada)	155,814	12,382,026
Goldcorp, Inc. (Canada)	740,683	9,673,320
Newcrest Mining Ltd. (Australia)	1,024,323	17,568,669
Newmont Mining Corp.	55,767	2,016,535
Randgold Resources Ltd., ADR (Africa)	21,756	2,137,962
Royal Gold, Inc.	121,921	10,254,775
Tahoe Resources, Inc.	325,000	1,559,375
		64,757,942
Oil, Gas & Consumable Fuels — 3.8%
Canadian Natural Resources Ltd. (Canada)	142,767	4,982,071
ConocoPhillips	483,346	24,723,148
Devon Energy Corp.	223,963	8,264,235
Exxon Mobil Corp.	274,971	22,918,833
Imperial Oil Ltd. (Canada)	167,389	5,427,395
Phillips 66	63,037	5,741,410
San Juan Basin Royalty Trust	595,832	4,486,615
Suncor Energy, Inc. (Canada)	152,263	5,169,459
		81,713,166
Road & Rail — 1.7%
Union Pacific Corp.	312,435	36,176,849
Semiconductors & Semiconductor Equipment — 3.3%
Analog Devices, Inc.	171,503	15,658,224
Texas Instruments, Inc.	193,008	18,661,944
Xilinx, Inc.	493,225	36,345,750
		70,665,918

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Software — 8.3%
Microsoft Corp.	1,000,621	83,231,655
Oracle Corp.	1,884,262	95,908,936
		179,140,591
Specialty Retail — 0.8%
Tiffany & Co.	186,599	17,469,398
Trading Companies & Distributors — 0.1%
NOW, Inc.*	99,125	1,241,045
Total Common Stocks (Cost $966,800,455)		1,582,190,598
	Ounces
Commodity — 9.2%
Gold bullion* (Cost $186,047,980)	156,194	198,486,965
	Principal Amount ($)
Corporate Bonds — 1.2%
Banks — 0.6%
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 1/2/2018 (a)(b)	12,404,000	12,450,515
Health Care Equipment & Supplies — 0.0% (c)
Bausch & Lomb, Inc. 7.13%, 8/1/2028	600,000	583,500
Oil, Gas & Consumable Fuels — 0.3%
CITGO Petroleum Corp. 6.25%, 8/15/2022 (d)	6,542,000	6,721,905
Software — 0.3%
Veritas US, Inc. 7.50%, 2/1/2023 (d)	4,945,000	5,254,062
Total Corporate Bonds (Cost $24,052,692)		25,009,982

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 15.9%
Commercial Paper — 2.0%
Bunge Asset Funding Corp. 1.33%, 11/1/2017 (e)	10,133,000	10,132,659
Eni Finance USA, Inc. (Italy) 1.36%, 11/1/2017 (e)	8,255,000	8,254,678
Hitachi Capital America Corp. (Japan) 1.33%, 11/1/2017 (e)	18,914,000	18,913,288
Mitsui & Co. USA, Inc. 1.28%, 11/1/2017 (e)	5,012,000	5,011,801
Total Commercial Paper (Cost $42,314,000)		42,312,426
Investment Companies — 0.0% (c)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.82% (f) (Cost $27,884)	27,884	27,884
U.S. Treasury Obligations — 13.9%
U.S. Treasury Bills 1.05%, 11/16/2017 (e)	20,000,000	19,992,000
1.06%, 11/30/2017 (e)	40,000,000	39,967,456
1.08%, 12/7/2017 (e)	40,000,000	39,960,600
1.08%, 12/14/2017 (e)	30,000,000	29,965,286
0.96%, 12/21/2017 (e)	30,000,000	29,959,792
0.99%, 12/28/2017 (e)	30,000,000	29,950,600
1.08%, 2/15/2018 (e)	70,000,000	69,769,011
1.10%, 2/22/2018 (e)	40,000,000	39,859,221
Total U.S. Treasury Obligations (Cost $299,429,532)		299,423,966
Total Short-Term Investments (Cost $341,771,416)		341,764,276
Total Investments — 99.9% (Cost $1,518,672,543)		2,147,451,821
Other Assets Less Liabilities — 0.1%		2,169,954
Net Assets — 100.0%		2,149,621,775

*  Non-income producing security.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

(a)  Perpetual security. The rate reflected was the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(c)  Represents less than 0.05% of net assets.

(d)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at October 31, 2017 amounts to $11,975,967, which represents approximately 0.56% of net assets of the Fund.

(e)  The rate shown was the current yield as of October 31, 2017.

(f)  Represents 7-day effective yield as of October 31, 2017.

Abbreviations

ADR  — American Depositary Receipt

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

USD  — United States Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$706,909,060
Aggregate gross unrealized depreciation	(74,421,971)
Net unrealized appreciation	$632,487,089
Federal income tax cost of investments	$1,514,964,732
Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.9%
Air Freight & Logistics	0.9
Banks	4.3
Capital Markets	2.0
Chemicals	2.4
Commercial Services & Supplies	0.9
Commodity	9.2
Consumer Finance	3.7
Diversified Consumer Services	0.4
Diversified Financial Services	1.0
Energy Equipment & Services	5.1
Equity Real Estate Investment Trusts (REITs)	3.5
Gas Utilities	0.9
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	1.4
Household Products	1.0
Industrial Conglomerates	2.0

First Eagle Funds | Annual Report | October 31, 2017

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Insurance	6.8%
Internet Software & Services	1.2
IT Services	3.4
Leisure Products	0.4
Machinery	3.7
Media	5.0
Metals & Mining	3.0
Oil, Gas & Consumable Fuels	4.1
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	3.3
Software	8.6
Specialty Retail	0.8
Trading Companies & Distributors	0.1
Short-Term Investments	15.9
Total Investments	99.9%

*Less than 0.05%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

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First Eagle Gold Fund

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund. The Fund's investment objective seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Gold Fund	Class A	without sales load	-8.28	-11.13	-2.58
		with sales load	-12.88	-12.04	-3.08
FTSE Gold Mines Index			-9.81	-14.63	-7.42
MSCI World Index			22.77	11.56	4.10
Consumer Price Index			2.04	1.30	1.68

Asset Allocation* (%)

Countries** (%)

Canada	40.5
United States	36.7
Mexico	8.5
Australia	6.3
Africa	4.9
South Africa	1.4

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of risk (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	18.6
Newcrest Mining Ltd. (Metals & Mining, Australia)	6.3
Royal Gold, Inc. (Metals & Mining, United States)	6.1
Franco-Nevada Corp. (Metals & Mining, Canada)	5.5
Fresnillo plc (Metals & Mining, Mexico)	5.0
Randgold Resources Ltd. ADR (Metals & Mining, Africa)	4.9
Newmont Mining Corp. (Metals & Mining, United States)	4.9
Silver bullion (Precious Metal)	4.4
Agnico Eagle Mines Ltd. (Metals & Mining, Canada)	4.3
Goldcorp, Inc. (Metals & Mining, Canada)	4.1
Total	64.1

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 74.1%
Africa — 4.9%
Randgold Resources Ltd., ADR	598,098	58,775,090
Australia — 6.3%
Newcrest Mining Ltd.	4,393,004	75,346,577
Canada — 39.2%
Agnico Eagle Mines Ltd.	1,142,787	51,022,813
Alamos Gold, Inc., Class A	2,964,338	18,772,685
B2Gold Corp.*	7,700,300	19,577,540
Barrick Gold Corp.	2,949,275	42,617,024
Detour Gold Corp.*	3,278,971	34,947,563
Dundee Precious Metals, Inc.*	5,093,970	10,187,150
Eldorado Gold Corp.	7,718,257	9,691,944
Franco-Nevada Corp.	821,539	65,285,000
Goldcorp, Inc.	3,715,245	48,521,100
Guyana Goldfields, Inc.*	1,852,133	6,603,993
MAG Silver Corp.*	1,999,467	21,310,496
Mandalay Resources Corp.	12,678,371	2,899,093
New Gold, Inc.*	10,007,331	33,122,474
Novagold Resources, Inc.*	4,515,161	18,376,705
Orla Mining Ltd.*	2,310,100	2,417,359
Osisko Gold Royalties Ltd.	3,620,997	45,581,731
Wheaton Precious Metals Corp.	1,750,539	36,306,179
		467,240,849
Mexico — 8.5%
Fresnillo plc	3,473,953	60,073,375
Industrias Penoles SAB de CV	1,756,596	40,835,984
		100,909,359
South Africa — 1.4%
AngloGold Ashanti Ltd., ADR	1,840,964	17,120,965
United States — 13.8%
Newmont Mining Corp.	1,623,421	58,702,903
Royal Gold, Inc.	871,251	73,280,922

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
United States — 13.8% (continued)
Tahoe Resources, Inc.	6,835,667	32,798,062
		164,781,887
Total Common Stocks (Cost $850,908,211)		884,174,727
	Ounces
Commodities — 23.0%
Gold bullion*	173,989	221,099,366
Silver bullion*	3,149,994	52,666,331
Total Commodities (Cost $186,958,902)		273,765,697
	Principal Amount ($)
Convertible Bonds — 1.3%
Canada — 1.3%
Detour Gold Corp. 5.50%, 11/30/2017‡ (a) (Cost $15,000,000)	15,000,000	15,000,000
	No. of Warrants
Warrants — 0.0% (b)
Canada — 0.0% (b)
Osisko Gold Royalties Ltd., expiring 2/26/2019* (Cost $81,620)	59,602	106,259
	Principal Amount ($)
Short-Term Investments — 1.7%
Commercial Paper — 1.7%
Bunge Asset Funding Corp. 1.33%, 11/1/2017 (c)	4,909,000	4,908,835
Eni Finance USA, Inc. 1.36%, 11/1/2017 (c)	3,999,000	3,998,844
Hitachi Capital America Corp. 1.33%, 11/1/2017 (c)	9,163,000	9,162,655
Mitsui & Co. USA, Inc. 1.28%, 11/1/2017 (c)	2,428,000	2,427,903
Total Commercial Paper (Cost $20,499,000)		20,498,237

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Investment Companies — 0.0% (b)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.82% (d) (Cost $28,956)	28,956	28,956
Total Short-Term Investments (Cost $20,527,956)		20,527,193
Total Investments — 100.1% (Cost $1,073,476,689)		1,193,573,876
Liabilities Less Other Assets — (0.1)%		(1,058,328)
Net Assets — 100.0%		1,192,515,548

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $15,000,000, which represents approximately 1.26% of net assets of the Fund.

(b)  Represents less than 0.05% of net assets.

(c)  The rate shown was the current yield as of October 31, 2017.

(d)  Represents 7-day effective yield as of October 31, 2017.

Abbreviations

ADR  — American Depositary Receipt

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$367,564,209
Aggregate gross unrealized depreciation	(309,970,803)
Net unrealized appreciation	$57,593,406
Federal income tax cost of investments	$1,135,980,470
Industry Diversification for Portfolio Holdings	Percent of Net Assets
Commodities	23.0%
Metals & Mining	75.4
Short-Term Investments	1.7
Total Investments	100.1%

*Less than 0.05%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

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First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One-Year	Five-Years	Since Inception (05/01/12)
First Eagle Global Income Builder	Class A	without sales load	12.39	6.77	6.97
		with sales load	6.75	5.69	5.97
Composite Index			13.57	7.79	7.49
MSCI World Index			22.77	11.56	10.72
Bloomberg Barclays U.S. Aggregate Bond Index			0.90	2.04	2.37

Asset Allocation* (%)

Countries** (%)

United States	48.5
France	6.6
United Kingdom	6.0
Japan	4.8
Hong Kong	4.7
Canada	4.5
Germany	2.8
Switzerland	2.2
Netherlands	1.5
Singapore	1.4
Australia	1.2
Mexico	1.2
South Korea	1.2
Belgium	1.2
Chile	0.8
Sweden	0.7
Norway	0.7
Thailand	0.6
Austria	0.6
Brazil	0.4
Denmark	0.4
Ireland	0.2
Russia	0.2
New Zealand	0.2
Poland	0.2
Israel	0.1

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of risk (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	3.5
Nestle SA (Registered) (Food Products, Switzerland)	2.1
Microsoft Corp. (Software, United States)	2.0
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	1.6
KDDI Corp. (Wireless Telecommunication Services, Japan)	1.4
Danone SA (Food Products, France)	1.3
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.2
British American Tobacco plc (Tobacco, United Kingdom)	1.2
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	1.2
HeidelbergCement AG (Construction Materials, Germany)	1.1
Total	16.6

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 54.6%
Austria — 0.6%
Mayr Melnhof Karton AG	53,832	7,819,464
Belgium — 1.2%
Groupe Bruxelles Lambert SA	148,632	15,964,081
Brazil — 0.4%
Cielo SA	885,074	6,055,072
Canada — 2.9%
Agnico Eagle Mines Ltd.	159,945	7,141,177
Agrium, Inc.	42,268	4,603,831
Franco-Nevada Corp.	49,135	3,904,597
Goldcorp, Inc.	644,005	8,410,705
Potash Corp. of Saskatchewan, Inc.	479,846	9,342,602
Suncor Energy, Inc.	79,657	2,704,423
Wheaton Precious Metals Corp.	190,683	3,954,765
		40,062,100
Chile — 0.8%
Cia Cervecerias Unidas SA, ADR	373,175	10,628,024
Quinenco SA	200,388	620,260
		11,248,284
Denmark — 0.4%
ISS A/S	136,575	5,783,709
France — 5.7%
Bouygues SA	157,556	7,561,695
Carrefour SA	269,330	5,420,379
Cie de Saint-Gobain	168,390	9,873,203
Danone SA	225,059	18,394,336
Legrand SA	43,918	3,259,179
LVMH Moet Hennessy Louis Vuitton SE	4,980	1,485,352
Neopost SA	15,166	559,029
Rexel SA	558,267	9,955,042
Sanofi	152,429	14,432,991
Thermador Groupe	30,147	3,684,799
TOTAL SA	91,139	5,079,918
		79,705,923

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Germany — 2.2%
Hamburger Hafen und Logistik AG	105,370	3,365,072
HeidelbergCement AG	151,402	15,492,916
Linde AG*	21,487	4,629,138
SMT Scharf AG*	106,269	1,625,364
Telefonica Deutschland Holding AG	1,004,385	5,123,230
		30,235,720
Hong Kong — 4.7%
Great Eagle Holdings Ltd.	1,749,774	9,633,244
Guoco Group Ltd.	67,700	1,071,111
Hang Lung Properties Ltd.	4,629,534	10,630,685
Hopewell Holdings Ltd.	2,412,651	9,264,210
Hysan Development Co. Ltd.	1,193,083	5,764,501
Jardine Matheson Holdings Ltd.	271,100	17,367,090
Mandarin Oriental International Ltd.	4,571,900	10,051,455
Swire Properties Ltd.	442,645	1,495,796
		65,278,092
Ireland — 0.2%
CRH plc	77,242	2,904,174
Israel — 0.1%
Israel Chemicals Ltd.	318,065	1,326,371
Japan — 4.8%
Astellas Pharma, Inc.	370,200	4,926,939
FANUC Corp.	40,300	9,423,103
Hoya Corp.	145,800	7,921,422
KDDI Corp.	747,500	19,915,374
Komatsu Ltd.	19,600	640,445
Mitsubishi Estate Co. Ltd.	137,600	2,495,313
NTT DOCOMO, Inc.	344,900	8,353,050
Secom Co. Ltd.	70,700	5,383,246
Sompo Holdings, Inc.	163,900	6,587,999
Weathernews, Inc.	16,000	517,166
		66,164,057
Mexico — 0.4%
Fresnillo plc	291,865	5,047,591
First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Netherlands — 0.5%
HAL Trust	39,656	7,353,048
New Zealand — 0.2%
SKY Network Television Ltd.	1,633,505	2,795,796
Norway — 0.7%
Orkla ASA	993,802	9,734,477
Russia — 0.2%
Gazprom PJSC, ADR	687,492	2,953,063
Singapore — 1.3%
ComfortDelGro Corp. Ltd.	3,305,600	4,900,410
Frasers Commercial Trust, REIT	10,157,800	10,325,119
Overseas Education Ltd.	8,325,700	2,290,468
		17,515,997
South Korea — 1.2%
Kia Motors Corp.	174,377	5,519,491
KT&G Corp.	117,970	11,161,530
		16,681,021
Sweden — 0.7%
Investor AB, Class A	210,953	10,212,362
Switzerland — 2.1%
Cie Financiere Richemont SA (Registered)	13,550	1,249,124
Nestle SA (Registered)	340,076	28,613,496
		29,862,620
Thailand — 0.6%
Bangkok Bank PCL, NVDR	1,213,600	7,050,606
Thai Beverage PCL	1,762,000	1,266,297
		8,316,903
United Kingdom — 4.7%
Berkeley Group Holdings plc	276,043	13,715,497
British American Tobacco plc	263,998	17,056,866
Diageo plc	238,505	8,144,668
GlaxoSmithKline plc	812,871	14,588,877
Hiscox Ltd.	475,905	9,024,515
Lloyds Banking Group plc	1,782,040	1,615,298
Victrex plc	55,225	1,758,413
		65,904,134

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
United States — 18.0%
3M Co.	47,526	10,940,010
American Express Co.	40,067	3,827,200
Analog Devices, Inc.	29,648	2,706,862
Anthem, Inc.	48,573	10,161,957
Automatic Data Processing, Inc.	23,240	2,701,882
Bank of New York Mellon Corp. (The)	63,500	3,267,075
BB&T Corp.	243,499	11,989,891
CH Robinson Worldwide, Inc.	100,369	7,881,978
Cincinnati Financial Corp.	43,369	3,043,203
Colgate-Palmolive Co.	46,656	3,286,915
ConocoPhillips	160,343	8,201,545
Deere & Co.	77,044	10,237,607
Exxon Mobil Corp.	169,167	14,100,069
Flowserve Corp.	111,960	4,934,077
H&R Block, Inc.	100,083	2,476,053
Microsoft Corp.	336,175	27,963,037
National Oilwell Varco, Inc.	181,871	6,218,170
Omnicom Group, Inc.	166,098	11,160,125
Oracle Corp.	255,663	13,013,247
Phillips 66	25,373	2,310,973
Praxair, Inc.	27,686	4,045,478
Royal Gold, Inc.	38,328	3,223,768
San Juan Basin Royalty Trust	356,080	2,681,282
Schlumberger Ltd.	200,041	12,802,624
Synchrony Financial	119,394	3,894,632
Texas Instruments, Inc.	70,601	6,826,411
Tiffany & Co.	60,610	5,674,308
UGI Corp.	127,584	6,106,170
Union Pacific Corp.	72,028	8,340,122
US Bancorp	29,088	1,581,805
Weyerhaeuser Co., REIT	631,528	22,678,171
Willis Towers Watson plc	17,879	2,879,949
Xilinx, Inc.	144,989	10,684,239
		251,840,835
Total Common Stocks (Cost $641,918,094)		760,764,894

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 27.2%
Australia — 1.2%
Ausdrill Finance Pty. Ltd. 6.88%, 11/1/2019‡ (a)	2,795,000	2,840,419
Nufarm Australia Ltd. 6.38%, 10/15/2019 (a)	13,933,000	14,176,827
		17,017,246
Canada — 1.5%
Methanex Corp. 3.25%, 12/15/2019	7,800,000	7,878,644
New Gold, Inc. 6.25%, 11/15/2022 (a)	4,476,000	4,621,470
6.38%, 5/15/2025 (a)	1,472,000	1,564,000
Open Text Corp. 5.63%, 1/15/2023 (a)	7,627,000	7,951,148
		22,015,262
France — 0.8%
SFR Group SA 6.00%, 5/15/2022 (a)	10,468,000	10,912,890
Germany — 0.6%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (a)	2,494,000	2,730,531
IHO Verwaltungs GmbH 4.12%, 9/15/2021 (a)(b)	1,950,000	1,989,000
4.50%, 9/15/2023 (a)(b)	3,455,216	3,563,192
		8,282,723
Netherlands — 1.0%
NXP BV 3.75%, 6/1/2018 (a)	8,500,000	8,553,125
4.63%, 6/1/2023 (a)	4,847,000	5,222,643
		13,775,768
United Kingdom — 0.7%
Inmarsat Finance plc 4.88%, 5/15/2022 (a)	1,645,000	1,678,229
6.50%, 10/1/2024 (a)	1,575,000	1,696,078
Jaguar Land Rover Automotive plc 4.13%, 12/15/2018 (a)	2,517,000	2,567,340
5.63%, 2/1/2023 (a)	2,210,000	2,276,300

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United Kingdom — 0.7% (continued)
Lloyds Banking Group plc 3.00%, 1/11/2022	1,250,000	1,265,620
		9,483,567
United States — 21.4%
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	9,392,000	9,732,460
Aircastle Ltd. 4.63%, 12/15/2018	891,000	913,275
6.25%, 12/1/2019	4,859,000	5,199,130
7.63%, 4/15/2020	2,525,000	2,796,437
5.50%, 2/15/2022	4,919,000	5,287,925
American Axle & Manufacturing, Inc. 6.25%, 3/15/2021	2,281,000	2,340,876
6.63%, 10/15/2022	4,392,000	4,545,720
Andeavor 4.75%, 12/15/2023 (a)	3,219,000	3,481,621
5.13%, 12/15/2026 (a)	1,609,000	1,782,717
Aramark Services, Inc. 5.13%, 1/15/2024	5,970,000	6,313,275
5.00%, 4/1/2025 (a)	1,343,000	1,435,331
4.75%, 6/1/2026	1,076,000	1,125,475
BI-LO LLC 9.25%, 2/15/2019 (a)	14,718,000	13,430,175
Block Financial LLC 4.13%, 10/1/2020	2,474,000	2,568,191
Centene Corp. 4.75%, 1/15/2025	2,941,000	3,036,582
CenturyLink, Inc. Series W, 6.75%, 12/1/2023	6,624,000	6,890,616
Charter Communications Operating LLC 4.46%, 7/23/2022	2,306,000	2,435,307
4.91%, 7/23/2025	3,845,000	4,090,385
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	13,847,000	14,227,792
Cloud Peak Energy Resources LLC 12.00%, 11/1/2021	8,817,000	9,505,608
CNH Industrial Capital LLC 3.88%, 10/15/2021	3,225,000	3,329,812

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United States — 21.4% (continued)
DCP Midstream Operating LP 5.35%, 3/15/2020 (a)	8,902,000	9,280,335
4.75%, 9/30/2021 (a)	2,859,000	2,944,770
6.45%, 11/3/2036 (a)	1,545,000	1,633,837
Dell International LLC 3.48%, 6/1/2019 (a)	1,610,000	1,638,877
4.42%, 6/15/2021 (a)	4,220,000	4,437,357
6.02%, 6/15/2026 (a)	5,103,000	5,686,651
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	2,619,000	2,802,330
Dollar Tree, Inc. 5.75%, 3/1/2023	10,945,000	11,478,569
EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	3,493,000	3,589,058
GameStop Corp. 5.50%, 10/1/2019 (a)	13,340,000	13,623,475
Harland Clarke Holdings Corp. 6.88%, 3/1/2020 (a)	2,746,000	2,835,245
HCA, Inc. 3.75%, 3/15/2019	1,938,000	1,967,070
6.50%, 2/15/2020	2,154,000	2,320,935
Huntington Ingalls Industries, Inc. 5.00%, 12/15/2021 (a)	10,250,000	10,531,875
KFC Holding Co. 5.00%, 6/1/2024 (a)	600,000	633,000
KLX, Inc. 5.88%, 12/1/2022 (a)	8,530,000	8,924,512
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	4,015,000	4,195,675
4.88%, 11/1/2026 (a)	803,000	844,154
LifePoint Health, Inc. 5.88%, 12/1/2023	3,390,000	3,483,903
5.38%, 5/1/2024	1,487,000	1,492,576
Parker Drilling Co. 6.75%, 7/15/2022	2,623,000	2,131,187
Philip Morris International, Inc. 5.65%, 5/16/2018	12,805,000	13,085,895

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United States — 21.4% (continued)
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	1,033,000	1,093,689
5.88%, 9/30/2027 (a)	1,836,000	1,909,440
Plantronics, Inc. 5.50%, 5/31/2023 (a)	8,542,000	8,905,035
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	1,076,000	1,121,730
5.00%, 8/15/2026 (a)	1,768,000	1,776,840
Quintiles IMS, Inc. 4.88%, 5/15/2023 (a)	6,321,000	6,573,840
Spectrum Brands, Inc. 5.75%, 7/15/2025	1,520,000	1,614,514
Sprint Capital Corp. 6.90%, 5/1/2019	8,774,000	9,256,570
Symantec Corp. 3.95%, 6/15/2022	2,040,000	2,105,605
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	4,616,000	4,941,982
USG Corp. 4.88%, 6/1/2027 (a)	850,000	881,875
Valvoline, Inc. 4.38%, 8/15/2025 (a)	979,000	988,790
Veritas US, Inc. 7.50%, 2/1/2023 (a)	2,710,000	2,879,375
Vista Outdoor, Inc. 5.88%, 10/1/2023	1,079,000	1,114,068
Vulcan Materials Co. 4.50%, 4/1/2025	10,940,000	11,708,248
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 1/2/2018 (c)(d)	6,773,000	6,798,399
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,695,000	4,838,667
5.38%, 6/15/2024	2,693,000	2,824,957
Western Digital Corp. 7.38%, 4/1/2023 (a)	6,868,000	7,520,460
10.50%, 4/1/2024	4,356,000	5,111,766
		297,995,846
Total Corporate Bonds (Cost $364,296,812)		379,483,302

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Ounces		Value ($)
Commodity — 3.5%
Gold bullion* (Cost $46,911,808)		37,766	47,992,337
	Principal Amount ($)
U.S. Treasury Obligations — 2.8%
U.S. Treasury Notes 1.63%, 6/30/2019		9,640,000	9,647,531
1.63%, 6/30/2020		9,650,000	9,630,775
1.13%, 6/30/2021		9,770,000	9,520,789
2.13%, 6/30/2022		9,588,000	9,645,303
Total U.S. Treasury Obligations (Cost $38,641,257)			38,444,398
Loan Assignments — 2.0%
United States — 2.0%
Caelus Energy Alaska 03 LLC, Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 8.82%, 4/15/2020‡ (d)		6,778,000	5,970,266
OSG Bulk Ships, Inc., First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.57%, 8/5/2019‡ (d)		6,112,305	5,883,093
Osum Productions Corp., Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.83%, 7/31/2020‡ (d)		5,987,518	4,909,764
Zebra Technologies Corp., Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 3.37%, 10/27/2021 (d)		11,621,794	11,676,997
Total Loan Assignments (Cost $30,348,443)			28,440,120
Foreign Government Securities — 1.1%
Mexican Bonos 4.75%, 6/14/2018	MXN	129,730,000	6,662,587
6.50%, 6/10/2021	MXN	103,280,000	5,291,634
Poland Government Bond 3.25%, 7/25/2019	PLN	7,185,000	2,032,357
Singapore Government Bond 3.25%, 9/1/2020	SGD	1,568,000	1,204,959
Total Foreign Government Securities (Cost $17,251,142)			15,191,537

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Closed End Funds — 0.5%
United Kingdom — 0.5%
Caledonia Investments plc (Cost $6,917,625)	196,518	6,911,422
	Principal Amount ($)
Convertible Bonds — 0.2%
United States — 0.2%
Clearwire Communications LLC 8.25%, 12/1/2040 (a)(e) (Cost $3,260,217)	3,157,000	3,172,785
	Shares
Preferred Stocks — 0.1%
United States — 0.1%
General American Investors Co., Inc., Series B 5.95% (c)	4,712	124,962
MetLife, Inc., Series A(ICE LIBOR USD 3 Month + 1.00%, 4.00% Floor), 4.00% (c)(d)	67,936	1,709,270
Total Preferred Stocks (Cost $1,760,123)		1,834,232
	Principal Amount ($)
Short-Term Investments — 7.1%
Commercial Paper — 5.0%
Bunge Asset Funding Corp. 1.33%, 11/1/2017 (f)	16,280,000	16,279,451
Eni Finance USA, Inc. 1.36%, 11/1/2017 (f)	13,262,000	13,261,484
Hitachi Capital America Corp. 1.33%, 11/1/2017 (f)	30,389,000	30,387,856
Mitsui & Co. USA, Inc. 1.28%, 11/1/2017 (f)	8,053,000	8,052,680
Philip Morris International, Inc. 1.24%, 11/3/2017 (f)	1,165,000	1,164,887
Total Commercial Paper (Cost $69,148,920)		69,146,358

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 2.1%
U.S. Treasury Bills 0.96%, 12/21/2017 (f)	15,000,000	14,979,896
1.09%, 2/15/2018 (f)	15,000,000	14,950,502
Total U.S. Treasury Obligations (Cost $29,931,962)		29,930,398
	Shares
Investment Companies — 0.0% (g)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.82% (h) (Cost $3,105)	3,105	3,105
Total Short-Term Investments (Cost $99,083,987)		99,079,861
Total Investments — 99.1% (Cost $1,250,389,508)		1,381,314,888
Other Assets Less Liabilities — 0.9%		11,557,618
Net Assets — 100.0%		1,392,872,506

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at October 31, 2017 amounts to $228,997,950, which represents approximately 16.44% of net assets of the Fund.

(b)  Payment in-kind security.

(c)  Perpetual security. The rate reflected was the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(e)  This security is convertible until November 30, 2040.

(f)  The rate shown was the current yield as of October 31, 2017.

(g)  Represents less than 0.05% of net assets.

(h)  Represents 7-day effective yield as of October 31, 2017.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$182,608,423
Aggregate gross unrealized depreciation	(60,976,722)
Net unrealized appreciation	$121,631,701
Federal income tax cost of investments	$1,259,900,987

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,434,156	JPY	158,670,000	HSBC Bank plc	11/15/17	$37,935
USD	1,805,600	EUR	1,532,000	Bank of New York Mellon	12/13/17	16,798
USD	1,435,772	JPY	158,670,000	Bank of New York Mellon	12/13/17	37,484
USD	8,297,149	EUR	7,015,000	Goldman Sachs	01/17/18	88,068
USD	1,327,801	JPY	144,089,000	Goldman Sachs	01/17/18	55,405
USD	3,829,035	EUR	3,168,000	JPMorgan Chase Bank	02/14/18	115,473
USD	3,235,998	JPY	349,415,000	JPMorgan Chase Bank	02/14/18	145,858
USD	4,250,320	EUR	3,560,000	UBS AG	03/14/18	70,130
USD	2,462,320	JPY	274,678,000	UBS AG	03/14/18	29,343
Total unrealized appreciation						596,494
USD	6,445,517	EUR	5,671,000	HSBC Bank plc	11/15/17	(164,963)
USD	4,278,951	GBP	3,235,000	HSBC Bank plc	11/15/17	(19,215)
USD	6,273,539	EUR	5,463,000	Bank of New York Mellon	12/13/17	(105,198)
USD	1,359,497	GBP	1,031,000	Bank of New York Mellon	12/13/17	(11,585)
USD	4,080,096	EUR	3,547,000	JPMorgan Chase Bank	02/14/18	(77,733)
Total unrealized depreciation						(378,694)
Net unrealized appreciation						217,800

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

GBP  — British Pound

ICE  — Intercontinental Exchange

JPY  — Japanese Yen

LIBOR  — London Interbank Offered Rate

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

PLN  — Polish Zloty

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.4%
Air Freight & Logistics	0.6
Auto Components	0.9
Automobiles	0.7
Banks	2.2
Beverages	1.4

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Building Products	0.8%
Capital Markets	0.3
Chemicals	3.5
Closed-ended Funds	0.5
Commercial Services & Supplies	2.3
Commodity	3.5
Communications Equipment	0.6
Construction & Engineering	0.5
Construction Materials	2.2
Consumer Finance	0.5
Containers & Packaging	0.6
Diversified Consumer Services	0.3
Diversified Financial Services	2.6
Diversified Telecommunication Services	2.5
Electrical Equipment	0.2
Electronic Equipment, Instruments & Components	0.8
Energy Equipment & Services	1.7
Equity Real Estate Investment Trusts (REITs)	2.4
Food & Staples Retailing	1.4
Food Products	4.9
Foreign Government Securities	1.1
Gas Utilities	0.4
Health Care Equipment & Supplies	0.6
Health Care Providers & Services	1.8
Health Care Technology	0.5
Hotels, Restaurants & Leisure	0.8
Household Durables	1.3
Household Products	0.4
Industrial Conglomerates	2.7
Insurance	1.7
IT Services	0.6
Leisure Products	0.1
Machinery	2.2
Marine	0.4
Media	1.7
Metals & Mining	2.9

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Multiline Retail	0.8%
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	2.4
Professional Services	0.0 *
Real Estate Management & Development	2.2
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	2.4
Software	3.9
Specialty Retail	1.4
Technology Hardware, Storage & Peripherals	1.8
Textiles, Apparel & Luxury Goods	0.2
Tobacco	3.0
Trading Companies & Distributors	2.5
Transportation Infrastructure	0.2
U.S. Treasury Obligations	2.8
Wireless Telecommunication Services	2.3
Short-Term Investments	7.1
Total Investments	99.1%

*Less than 0.05%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One-Year	Five-Years	Since Inception (11/19/07)
First Eagle High Yield Fund	Class I	6.15	4.42	8.65
Bloomberg Barclays U.S. Corporate High Yield Index		8.92	6.27	8.14

Asset Allocation* (%)

Countries** (%)

United States	68.2
Canada	5.6
United Kingdom	4.3
Australia	2.7
Germany	2.5
Netherlands	2.1
France	1.3
South Korea	1.0
Brazil	0.8
Mexico	0.7
Ireland	0.1

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of risk (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, noninvestment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

BI-LO LLC (Food & Staples Retailing, United States)	2.2
Caelus Energy Alaska O3 Second Lien Term Loan (Oil, Gas & Consumable Fuels, United States)	2.0
HCA, Inc. (Health Care Providers & Services, United States)	1.9
Cloud Peak Energy Resources LLC (Oil, Gas & Consumable Fuels, United States)	1.8
Nufarm Australia Ltd. (Chemicals, Australia)	1.8
Clearwire Communications LLC (Diversified Telecommunication Services, United States)	1.6
GameStop Corp. (Specialty Retail, United States)	1.6
CITGO Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	1.5
Open Text Corp. (Software, Canada)	1.5
Sprint Capital Corp. (Diversified Telecommunication Services, United States)	1.4
Total	17.3

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 77.1%
Australia — 2.7%
Ausdrill Finance Pty. Ltd. 6.88%, 11/1/2019‡ (a)	4,114,000	4,180,852
Nufarm Australia Ltd. 6.38%, 10/15/2019 (a)	8,149,000	8,291,608
		12,472,460
Brazil — 0.8%
JBS USA LUX SA 8.25%, 2/1/2020 (a)	3,794,000	3,827,197
Canada — 5.5%
Clearwater Seafoods, Inc. 6.88%, 5/1/2025 (a)	1,876,000	1,983,870
Jupiter Resources, Inc. 8.50%, 10/1/2022 (a)	8,240,000	5,871,000
Kinross Gold Corp. 4.50%, 7/15/2027 (a)	1,868,000	1,891,350
New Gold, Inc. 6.25%, 11/15/2022 (a)	5,338,000	5,511,485
6.38%, 5/15/2025 (a)	373,000	396,312
Open Text Corp. 5.63%, 1/15/2023 (a)	6,500,000	6,776,250
Precision Drilling Corp. 7.75%, 12/15/2023	2,068,000	2,119,700
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (a)	942,000	991,455
		25,541,422
France — 1.3%
SFR Group SA 6.00%, 5/15/2022 (a)	5,769,000	6,014,183
Germany — 2.5%
Fresenius Medical Care US Finance II, Inc. 6.50%, 9/15/2018 (a)	4,778,000	4,962,676
5.63%, 7/31/2019 (a)	3,790,000	4,004,987
IHO Verwaltungs GmbH 4.12%, 9/15/2021 (a)(b)	800,000	816,000
4.50%, 9/15/2023 (a)(b)	1,609,174	1,659,461
		11,443,124

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
Ireland — 0.1%
Ardagh Packaging Finance plc 4.63%, 5/15/2023 (a)	300,000	308,250
Netherlands — 2.0%
NXP BV 3.75%, 6/1/2018 (a)	4,668,000	4,697,175
4.63%, 6/1/2023 (a)	4,513,000	4,862,757
		9,559,932
South Korea — 1.0%
MagnaChip Semiconductor Corp. 6.63%, 7/15/2021	4,772,000	4,581,120
United Kingdom — 4.2%
Ashtead Capital, Inc. 4.13%, 8/15/2025 (a)	1,500,000	1,511,250
CNH Industrial NV 4.50%, 8/15/2023	1,880,000	1,988,100
EnQuest plc 7.00%, 10/15/2023 (b)	7,665,659	5,519,275
Inmarsat Finance plc 4.88%, 5/15/2022 (a)	3,593,000	3,665,579
6.50%, 10/1/2024 (a)	948,000	1,020,877
Jaguar Land Rover Automotive plc 5.63%, 2/1/2023 (a)	790,000	813,700
Virgin Media Secured Finance plc 5.50%, 1/15/2025 (a)	4,685,000	4,919,250
		19,438,031
United States — 57.0%
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	4,362,000	4,520,122
AECOM 5.13%, 3/15/2027	188,000	193,405
Aircastle Ltd. 4.63%, 12/15/2018	1,707,000	1,749,675
7.63%, 4/15/2020	4,515,000	5,000,362
American Axle & Manufacturing, Inc. 6.25%, 3/15/2021	2,909,000	2,985,361
6.63%, 10/15/2022	3,278,000	3,392,730
AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	6,161,000	6,361,232

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United States — 57.0% (continued)
Andeavor 4.75%, 12/15/2023 (a)	1,494,000	1,615,888
5.13%, 12/15/2026 (a)	747,000	827,650
Antero Resources Corp. 5.38%, 11/1/2021	2,259,000	2,318,299
5.63%, 6/1/2023	5,582,000	5,847,145
5.00%, 3/1/2025	942,000	956,130
Aramark Services, Inc. 5.13%, 1/15/2024	3,003,000	3,175,672
5.00%, 4/1/2025 (a)	584,000	624,150
4.75%, 6/1/2026	1,556,000	1,627,545
AV Homes, Inc. 6.63%, 5/15/2022	1,875,000	1,947,094
B&G Foods, Inc. 5.25%, 4/1/2025	2,814,000	2,873,797
BI-LO LLC 9.38%, 9/15/2018‡ (a)(b)	17,604,250	5,545,339
9.25%, 2/15/2019 (a)	11,088,000	10,117,800
California Resources Corp. 8.00%, 12/15/2022 (a)	4,684,000	3,091,440
Centene Corp. 5.63%, 2/15/2021	2,258,000	2,342,675
4.75%, 5/15/2022	3,271,000	3,426,372
CenturyLink, Inc. Series S, 6.45%, 6/15/2021	3,984,000	4,203,558
Series W, 6.75%, 12/1/2023	4,968,000	5,167,962
Charter Communications Operating LLC 4.91%, 7/23/2025	465,000	494,676
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	6,799,000	6,985,972
Cloud Peak Energy Resources LLC 12.00%, 11/1/2021	7,953,000	8,574,129
CNH Industrial Capital LLC 3.88%, 10/15/2021	1,559,000	1,609,667
Cornerstone Chemical Co. 6.75%, 8/15/2024 (a)	1,400,000	1,417,500
Crown Americas LLC 4.50%, 1/15/2023	3,692,000	3,843,741

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United States — 57.0% (continued)
DaVita, Inc. 5.00%, 5/1/2025	4,372,000	4,306,420
DCP Midstream Operating LP 4.75%, 9/30/2021 (a)	6,386,000	6,577,580
Dell International LLC 3.48%, 6/1/2019 (a)	835,000	849,977
4.42%, 6/15/2021 (a)	3,670,000	3,859,028
7.13%, 6/15/2024 (a)	4,740,000	5,231,775
6.02%, 6/15/2026 (a)	2,787,000	3,105,761
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	982,000	1,050,740
Dollar Tree, Inc. 5.75%, 3/1/2023	4,533,000	4,753,984
Envision Healthcare Corp. 6.25%, 12/1/2024 (a)	2,626,000	2,727,758
EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	1,489,000	1,529,948
FirstCash, Inc. 5.38%, 6/1/2024 (a)	937,000	978,884
Frontier Communications Corp. 7.13%, 3/15/2019	2,894,000	2,908,557
8.50%, 4/15/2020	2,137,000	2,112,959
GameStop Corp. 5.50%, 10/1/2019 (a)	7,251,000	7,405,084
6.75%, 3/15/2021 (a)	200,000	209,250
Genesis Energy LP 6.00%, 5/15/2023	3,244,000	3,252,110
6.50%, 10/1/2025	1,421,000	1,438,763
Harland Clarke Holdings Corp. 6.88%, 3/1/2020 (a)	4,364,000	4,505,830
HCA, Inc. 3.75%, 3/15/2019	8,500,000	8,627,500
4.50%, 2/15/2027	940,000	948,225
Huntington Ingalls Industries, Inc. 5.00%, 12/15/2021 (a)	3,349,000	3,441,097
KFC Holding Co. 5.00%, 6/1/2024 (a)	3,845,000	4,056,475
5.25%, 6/1/2026 (a)	600,000	637,590

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United States — 57.0% (continued)
KLX, Inc. 5.88%, 12/1/2022 (a)	2,718,000	2,843,708
Koppers, Inc. 6.00%, 2/15/2025 (a)	471,000	505,148
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	1,939,000	2,026,255
4.88%, 11/1/2026 (a)	388,000	407,885
LifePoint Health, Inc. 5.38%, 5/1/2024	3,271,000	3,283,266
Men's Wearhouse, Inc. (The) 7.00%, 7/1/2022	2,871,000	2,727,450
MGIC Investment Corp. 5.75%, 8/15/2023	470,000	517,000
NGL Energy Partners LP 7.50%, 11/1/2023	4,736,000	4,724,160
Parker Drilling Co. 7.50%, 8/1/2020	134,000	121,521
6.75%, 7/15/2022	3,732,000	3,032,250
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	358,000	379,033
5.88%, 9/30/2027 (a)	638,000	663,520
Plantronics, Inc. 5.50%, 5/31/2023 (a)	3,674,000	3,830,145
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	430,000	448,275
5.00%, 8/15/2026 (a)	1,000,000	1,005,000
Quintiles IMS, Inc. 4.88%, 5/15/2023 (a)	2,467,000	2,565,680
5.00%, 10/15/2026 (a)	800,000	850,000
Radian Group, Inc. 4.50%, 10/1/2024	233,000	238,825
Shea Homes LP 5.88%, 4/1/2023 (a)	5,130,000	5,322,375
Silgan Holdings, Inc. 5.50%, 2/1/2022	4,720,000	4,849,800
Spectrum Brands, Inc. 5.75%, 7/15/2025	3,968,000	4,214,730
Sprint Capital Corp. 6.90%, 5/1/2019	6,349,000	6,698,195

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)	Value ($)
United States — 57.0% (continued)
Sprint Communications, Inc. 7.00%, 8/15/2020	5,000,000	5,386,000
Symantec Corp. 3.95%, 6/15/2022	918,000	947,522
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	3,228,000	3,455,961
Tennant Co. 5.63%, 5/1/2025 (a)	235,000	245,281
Time, Inc. 5.75%, 4/15/2022 (a)	2,914,000	2,939,498
Ultra Resources, Inc. 7.13%, 4/15/2025 (a)	5,868,000	5,853,330
USG Corp. 4.88%, 6/1/2027 (a)	360,000	373,500
Valvoline, Inc. 5.50%, 7/15/2024 (a)	233,000	246,980
4.38%, 8/15/2025 (a)	362,000	365,620
Veritas US, Inc. 7.50%, 2/1/2023 (a)	1,275,000	1,354,688
Vista Outdoor, Inc. 5.88%, 10/1/2023	551,000	568,908
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 1/2/2018 (c)(d)	2,073,000	2,080,774
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,523,000	4,661,404
5.38%, 6/15/2024	1,377,000	1,444,473
Western Digital Corp. 7.38%, 4/1/2023 (a)	3,386,000	3,707,670
10.50%, 4/1/2024	2,142,000	2,513,637
Zebra Technologies Corp. 7.25%, 10/15/2022	264,000	278,850
		265,030,700
Total Corporate Bonds (Cost $359,588,247)		358,216,419

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Principal Amount ($)		Value ($)
Loan Assignments — 8.0%
United States — 8.0%
BJ's Wholesale Club, Inc., Second Lien Term Loan (ICE LIBOR USD 1 Month + 7.50%), 8.74%, 2/3/2025 (d)		3,764,000	3,632,260
Cactus Wellhead LLC, Tranche B Term Loan (ICE LIBOR USD 3 Month + 6.00%), 7.32%, 7/31/2020 (d)		5,922,261	5,811,219
Caelus Energy Alaska O3 LLC, Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 8.82%, 4/15/2020‡ (d)		10,782,000	9,497,109
Columbus Mckinnon Corp., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.33%, 1/31/2024‡ (d)		428,954	433,243
OSG Bulk Ships, Inc., First Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 5.57%, 8/5/2019‡ (d)		3,964,579	3,815,908
Osum Production Corp., Term Loan (ICE LIBOR USD 3 Month + 5.50%), 6.83%, 7/31/2020‡ (d)		6,212,694	5,094,409
WBG-PSS Holdings LLC, First Lien Term Loan A-2 (ICE LIBOR USD 1 Month + 9.00%), 10.32%, 8/10/2022‡ (d)		4,630,524	4,398,998
Zebra Technologies Corp., Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 3.37%, 10/27/2021 (d)		4,362,967	4,383,691
Total Loan Assignments (Cost $41,551,418)			37,066,837
Convertible Bonds — 1.6%
United States — 1.6%
Clearwire Communications LLC 8.25%, 12/1/2040 (a)(e) (Cost $7,550,037)		7,375,000	7,411,875
Foreign Government Securities — 0.6%
Mexican Bonos 4.75%, 6/14/2018 (Cost $2,874,125)	MXN	57,560,000	2,956,128

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 0.6%
United States — 0.6%
Payless LLC*‡ (f)(g)	217,474	2,603,164
Rex Energy Corp.* (f)(g)	11,958	22,600
Total Common Stocks (Cost $5,533,754)		2,625,764
	Principal Amount ($)
Short-Term Investments — 10.6%
Commercial Paper — 10.6%
Bunge Asset Funding Corp. 1.33%, 11/1/2017 (i)	11,824,000	11,823,602
Eni Finance USA, Inc. 1.36%, 11/1/2017 (i)	9,633,000	9,632,625
Hitachi Capital America Corp. 1.33%, 11/1/2017 (i)	22,071,000	22,070,169
Mitsui & Co. USA, Inc. 1.28%, 11/1/2017 (i)	5,849,000	5,848,767
Total Commercial Paper (Cost $49,377,000)		49,375,163
	Shares
Investment Companies — 0.0% (h)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.82% (j) (Cost $24,095)	24,095	24,095
Total Short-Term Investments (Cost $49,401,095)		49,399,258
Total Investments — 98.5% (Cost $466,498,676)		457,676,281
Other Assets Less Liabilities — 1.5%		7,125,447
Net Assets — 100.0%		464,801,728

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at October 31, 2017 amounts to $212,002,081, which represents approximately 45.61% of net assets of the Fund.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

(b)  Payment in-kind security.

(c)  Perpetual security. The rate reflected was the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(e)  This security is convertible until November 30, 2040.

(f)  Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $2,625,764, which represents approximately 0.56% of net assets of the Fund.

(g)  Represents a security that is subject to legal or contractual restrictions on resale.

(h)  Represents less than 0.05% of net assets.

(i)  The rate shown was the current yield as of October 31, 2017.

(j)  Represents 7-day effective yield as of October 31, 2017.

Abbreviations

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

MXN  — Mexican Peso

USD  — United States Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,771,295
Aggregate gross unrealized depreciation	(30,709,782)
Net unrealized depreciation	$(14,938,487)
Federal income tax cost of investments	$472,614,768

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Payless LLC	09/11/17	$4,937,116	$11.97
Rex Energy Corp.	03/31/16	596,638	1.89

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.4%
Auto Components	1.9
Automobiles	0.2
Banks	0.4
Building Products	0.1
Chemicals	2.3
Commercial Services & Supplies	3.3
Communications Equipment	0.8
Construction & Engineering	0.0	*
Consumer Finance	0.2
Containers & Packaging	1.9

First Eagle Funds | Annual Report | October 31, 2017

First Eagle High Yield Fund | Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Distributors	0.9%
Diversified Telecommunication Services	8.5
Electronic Equipment, Instruments & Components	1.0
Energy Equipment & Services	2.6
Food & Staples Retailing	4.2
Food Products	2.9
Foreign Government Securities	0.6
Health Care Providers & Services	7.5
Health Care Technology	0.7
Hotels, Restaurants & Leisure	1.0
Household Durables	2.3
Household Products	0.9
Leisure Products	0.1
Machinery	0.9
Marine	0.8
Media	1.1
Metals & Mining	2.6
Multiline Retail	1.0
Oil, Gas & Consumable Fuels	16.9
Professional Services	1.4
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	3.1
Software	2.0
Specialty Retail	2.8
Technology Hardware, Storage & Peripherals	4.1
Thrifts & Mortgage Finance	0.2
Trading Companies & Distributors	2.8
Wireless Telecommunication Services	2.2
Short-Term Investments	10.6
Total Investments	98.5%

*Less than 0.05%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America

Fund Overview

Data as of October 31, 2017 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns (%)		One-Year	Five-Years	Ten-Years
First Eagle Fund of America	Class Y	23.54	11.37	7.18
S&P 500 Index		23.63	15.18	7.51

Asset Allocation* (%)

Sector/Industry** (%)

Materials	30.1
Information Technology	16.6
Industrials	14.1
Consumer Discretionary	11.6
Health Care	8.7
Consumer Staples	6.7
Energy	4.2
Financials	2.2
Closed End Funds	2.1

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short-term investments and options purchased. The Fund's portfolio composition is subject to change at any time.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Packaging Corp. of America (Containers & Packaging, United States)	6.3
General Dynamics Corp. (Aerospace & Defense, United States)	5.1
Halozyme Therapeutics, Inc. (Biotechnology, United States)	5.1
Martin Marietta Materials, Inc. (Construction Materials, United States)	5.0
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels, United States)	4.3
HP, Inc. (Technology Hardware, Storage & Peripherals, United States)	4.0
Visteon Corp. (Auto Components, United States)	3.8
Albemarle Corp. (Chemicals, United States)	3.5
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure, United States)	3.5
Post Holdings, Inc. (Food Products, United States)	3.2
Total	43.8

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Common Stocks — 97.5%
Aerospace & Defense — 7.3%
General Dynamics Corp. (a)	564,490	114,580,180
KLX, Inc.* (a)	923,380	50,656,627
		165,236,807
Auto Components — 6.0%
Adient plc (a)	599,273	50,554,670
Visteon Corp.* (a)	671,415	84,625,147
		135,179,817
Biotechnology — 7.3%
Eagle Pharmaceuticals, Inc.* (a)	601,505	32,330,894
Halozyme Therapeutics, Inc.* (a)	6,444,581	114,262,421
Intrexon Corp.*	1,102,004	18,017,765
		164,611,080
Building Products — 3.1%
Armstrong World Industries, Inc.* (a)	1,102,533	56,339,436
Owens Corning (a)	176,000	14,553,440
		70,892,876
Capital Markets — 2.3%
Intercontinental Exchange, Inc.	328,150	21,690,715
S&P Global, Inc. (a)	188,445	29,485,989
		51,176,704
Chemicals — 11.6%
Air Products & Chemicals, Inc. (a)	369,745	58,948,445
Albemarle Corp. (a)	557,515	78,548,288
GCP Applied Technologies, Inc.*	1,336,066	39,079,931
Olin Corp. (a)	1,812,353	66,205,255
WR Grace & Co. (a)	250,800	19,183,692
		261,965,611
Communications Equipment — 0.3%
CommScope Holding Co., Inc.* (a)	227,000	7,295,780
Construction Materials — 5.0%
Martin Marietta Materials, Inc.	519,735	112,704,535

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Containers & Packaging — 11.4%
Ball Corp. (a)	1,134,878	48,720,313
International Paper Co. (a)	1,168,935	66,944,907
Packaging Corp. of America (a)	1,212,960	141,030,859
		256,696,079
Electronic Equipment, Instruments & Components — 2.7%
Flex Ltd.* (a)	3,421,333	60,899,727
Food & Staples Retailing — 0.5%
Casey's General Stores, Inc. (a)	100,500	11,514,285
Food Products — 6.4%
Post Holdings, Inc.* (a)	869,410	72,100,171
Tyson Foods, Inc., Class A (a)	987,056	71,966,253
		144,066,424
Health Care Providers & Services — 0.2%
Molina Healthcare, Inc.* (a)	53,800	3,649,254
Hotels, Restaurants & Leisure — 6.1%
La Quinta Holdings, Inc.*	3,309,973	58,321,724
Wyndham Worldwide Corp. (a)	731,676	78,179,581
		136,501,305
Internet Software & Services — 2.9%
eBay, Inc.* (a)	1,704,591	64,160,805
Machinery — 1.9%
Pentair plc (United Kingdom) (a)	616,677	43,451,061
Metals & Mining — 2.4%
Allegheny Technologies, Inc.* (a)	2,105,848	53,025,253
Oil, Gas & Consumable Fuels — 4.3%
Marathon Petroleum Corp. (a)	1,629,777	97,362,878
Paper & Forest Products — 0.7%
Domtar Corp. (a)	327,900	15,516,228
Pharmaceuticals — 1.6%
Innoviva, Inc.* (a)	1,827,941	22,373,998
Medicines Co. (The)*	465,863	13,388,903
		35,762,901
Semiconductors & Semiconductor Equipment — 1.7%
Versum Materials, Inc. (a)	885,115	37,245,639

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Investments	Shares	Value ($)
Technology Hardware, Storage & Peripherals — 9.6%
BlackBerry Ltd. (Canada)* (a)	6,280,301	68,706,493
HP, Inc. (a)	4,128,320	88,965,296
Seagate Technology plc (a)	293,500	10,850,695
Western Digital Corp. (a)	529,384	47,258,110
		215,780,594
Trading Companies & Distributors — 2.2%
HD Supply Holdings, Inc.* (a)	310,200	10,977,978
Univar, Inc.* (a)	1,313,205	39,067,849
		50,045,827
Total Common Stocks (Cost $1,591,868,666)		2,194,741,470
Closed End Funds — 2.1%
Altaba, Inc.* (a) (Cost $25,938,933)	683,981	47,960,748
	No. of Contracts
Options Purchased — 1.0%
Call Options — 1.0%
Exchange Traded
Airlines — 0.1%
Delta Air Lines, Inc. 01/18/2019 at USD 40 Notional Amount: USD 10,006,000	2,000	2,496,000
Auto Components — 0.1%
Adient plc 01/19/2018 at USD 40 Notional Amount: USD 2,353,644	279	1,245,735
Capital Markets — 0.3%
Intercontinental Exchange, Inc. 01/18/2019 at USD 50 Notional Amount: USD 23,135,000	3,500	6,247,500
Chemicals — 0.4%
Albemarle Corp. 01/18/2019 at USD 80 Notional Amount: USD 21,133,500	1,500	9,390,000
Containers & Packaging — 0.0% (b)
Ball Corp. 01/18/2019 at USD 32.5 Notional Amount: USD 2,288,169	533	628,940

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Investments	No. of Contracts	Value ($)
Food Products — 0.1%
Post Holdings, Inc. 01/18/2019 at USD 50 Notional Amount: USD 4,146,500	500	1,732,500
Hotels, Restaurants & Leisure — 0.0% (b)
La Quinta Holdings, Inc. 03/16/2018 at USD 10 Notional Amount: USD 2,643,000	1,500	1,162,500
Total Call Options		22,903,175
Total Options Purchased (Cost $18,482,056)		22,903,175
	Shares
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.82% (c) (Cost $62,558,098)	62,558,098	62,558,098
Total Investments — 103.4% (Cost $1,698,847,753)		2,328,163,491
Liabilities Less Other Assets — (3.4%)		(76,970,295)
Net Assets — 100.0%		2,251,193,196

*  Non-income producing security.

(a)  All or a portion of the security pledged as collateral for call options written.

(b)  Represents less than 0.05% of net assets.

(c)  Represents 7-day effective yield as of October 31, 2017.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$648,857,106
Aggregate gross unrealized depreciation	(41,232,775)
Net unrealized appreciation	$607,624,331
Federal income tax cost of investments	$1,654,876,522

Written Call Options Contracts as of October 31, 2017

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Adient plc	Exchange Traded	2,622	USD	(22,119,192)	USD	80.00	01/19/18	(1,782,960)
Adient plc	Exchange Traded	2,622	USD	(22,119,192)	USD	85.00	01/19/18	(988,494)
Air Products & Chemicals, Inc.	Exchange Traded	304	USD	(4,846,672)	USD	145.00	12/15/17	(451,440)

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Written Call Options Contracts as of October 31, 2017 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Air Products & Chemicals, Inc.	Exchange Traded	414	USD	(6,600,402)	USD	150.00	12/15/17	(422,280)
Albemarle Corp.	Exchange Traded	1,271	USD	(17,907,119)	USD	110.00	12/15/17	(3,975,688)
Albemarle Corp.	Exchange Traded	789	USD	(11,116,221)	USD	115.00	12/15/17	(2,082,960)
Albemarle Corp.	Exchange Traded	279	USD	(3,930,831)	USD	130.00	11/17/17	(329,220)
Albemarle Corp.	Exchange Traded	279	USD	(3,930,831)	USD	135.00	11/17/17	(223,200)
Allegheny Technologies, Inc.	Exchange Traded	1,073	USD	(2,701,814)	USD	22.50	11/17/17	(321,900)
Allegheny Technologies, Inc.	Exchange Traded	5,611	USD	(14,128,498)	USD	22.50	01/19/18	(2,019,960)
Allegheny Technologies, Inc.	Exchange Traded	500	USD	(1,259,000)	USD	25.00	01/19/18	(105,000)
Altaba, Inc.	Exchange Traded	4,587	USD	(32,164,044)	USD	62.50	01/19/18	(4,192,518)
Altaba, Inc.	Exchange Traded	1,750	USD	(12,271,000)	USD	65.00	11/17/17	(983,500)
Armstrong World Industries, Inc.	Exchange Traded	500	USD	(2,555,000)	USD	50.00	11/17/17	(86,250)
Armstrong World Industries, Inc.	Exchange Traded	500	USD	(2,555,000)	USD	55.00	12/15/17	(25,000)
Ball Corp.	Exchange Traded	821	USD	(3,524,553)	USD	40.00	11/17/17	(254,510)
BlackBerry Ltd.	Exchange Traded	12,534	USD	(13,712,196)	USD	10.00	12/15/17	(1,504,080)
BlackBerry Ltd.	Exchange Traded	9,420	USD	(10,305,480)	USD	11.00	11/17/17	(263,760)
Casey's General Stores, Inc.	Exchange Traded	5	USD	(57,285)	USD	105.00	11/17/17	(4,975)
Casey's General Stores, Inc.	Exchange Traded	1,000	USD	(11,457,000)	USD	110.00	11/17/17	(525,000)
CommScope Holding Co., Inc.	Exchange Traded	661	USD	(2,124,454)	USD	33.00	11/17/17	(66,100)
CommScope Holding Co., Inc.	Exchange Traded	1,609	USD	(5,171,326)	USD	34.00	11/17/17	(117,457)
Domtar Corp.	Exchange Traded	1,922	USD	(9,094,904)	USD	42.50	11/17/17	(907,184)
Domtar Corp.	Exchange Traded	176	USD	(832,832)	USD	42.50	01/19/18	(93,280)
Domtar Corp.	Exchange Traded	486	USD	(2,299,752)	USD	47.50	01/19/18	(87,480)
Eagle Pharmaceuticals, Inc.	Exchange Traded	168	USD	(903,000)	USD	50.00	12/15/17	(112,560)
Eagle Pharmaceuticals, Inc.	Exchange Traded	62	USD	(333,250)	USD	55.00	12/15/17	(22,630)
eBay, Inc.	Exchange Traded	414	USD	(1,558,296)	USD	37.50	01/19/18	(61,686)
eBay, Inc.	Exchange Traded	2,423	USD	(9,120,172)	USD	38.00	12/15/17	(210,801)
Flex Ltd.	Exchange Traded	2,939	USD	(5,231,420)	USD	16.00	11/17/17	(590,739)

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Written Call Options Contracts as of October 31, 2017 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Flex Ltd.	Exchange Traded	1,677	USD	(2,985,060)	USD	17.00	11/17/17	(172,731)
Flex Ltd.	Exchange Traded	3,000	USD	(5,340,000)	USD	18.00	01/19/18	(192,000)
General Dynamics Corp.	Exchange Traded	713	USD	(14,472,474)	USD	195.00	11/17/17	(652,395)
General Dynamics Corp.	Exchange Traded	2,375	USD	(48,207,750)	USD	200.00	11/17/17	(1,142,375)
General Dynamics Corp.	Exchange Traded	1,198	USD	(24,317,004)	USD	205.00	12/15/17	(587,020)
General Dynamics Corp.	Exchange Traded	650	USD	(13,193,700)	USD	210.00	01/19/18	(207,350)
Halozyme Therapeutics, Inc.	Exchange Traded	1,137	USD	(2,015,901)	USD	12.00	12/15/17	(665,145)
Halozyme Therapeutics, Inc.	Exchange Traded	12,498	USD	(22,158,954)	USD	13.00	12/15/17	(5,999,040)
Halozyme Therapeutics, Inc.	Exchange Traded	2,450	USD	(4,343,850)	USD	13.00	01/19/18	(1,200,500)
Halozyme Therapeutics, Inc.	Exchange Traded	2,000	USD	(3,546,000)	USD	14.00	12/15/17	(760,000)
Halozyme Therapeutics, Inc.	Exchange Traded	2,000	USD	(3,546,000)	USD	15.00	12/15/17	(585,000)
Halozyme Therapeutics, Inc.	Exchange Traded	1,000	USD	(1,773,000)	USD	16.00	12/15/17	(215,000)
Halozyme Therapeutics, Inc.	Exchange Traded	3,000	USD	(5,319,000)	USD	16.00	01/19/18	(750,000)
Halozyme Therapeutics, Inc.	Exchange Traded	5,000	USD	(8,865,000)	USD	17.00	01/19/18	(937,500)
Halozyme Therapeutics, Inc.	Exchange Traded	4,000	USD	(7,092,000)	USD	18.00	01/19/18	(528,000)
HD Supply Holdings, Inc.	Exchange Traded	536	USD	(1,896,904)	USD	32.50	11/17/17	(160,800)
HD Supply Holdings, Inc.	Exchange Traded	2,066	USD	(7,311,574)	USD	35.00	12/15/17	(392,540)
HD Supply Holdings, Inc.	Exchange Traded	500	USD	(1,769,500)	USD	37.50	12/15/17	(45,000)
HP, Inc.	Exchange Traded	2,327	USD	(5,014,685)	USD	19.00	11/17/17	(616,655)
HP, Inc.	Exchange Traded	1,854	USD	(3,995,370)	USD	20.00	12/15/17	(335,574)
Innoviva, Inc.	Exchange Traded	7,287	USD	(8,919,288)	USD	15.00	12/15/17	(36,435)
International Paper Co.	Exchange Traded	931	USD	(5,331,837)	USD	57.50	01/19/18	(177,821)
KLX, Inc.	Exchange Traded	462	USD	(2,534,532)	USD	55.00	11/17/17	(66,990)

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Written Call Options Contracts as of October 31, 2017 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Marathon Petroleum Corp.	Exchange Traded	3,724	USD	(22,247,176)	USD	52.50	11/17/17	(2,718,520)
Marathon Petroleum Corp.	Exchange Traded	6,055	USD	(36,172,570)	USD	55.00	11/17/17	(3,088,050)
Marathon Petroleum Corp.	Exchange Traded	1,000	USD	(5,974,000)	USD	57.50	11/17/17	(241,000)
Molina Healthcare, Inc.	Exchange Traded	538	USD	(3,649,254)	USD	65.00	11/17/17	(274,380)
Olin Corp.	Exchange Traded	2,718	USD	(9,928,854)	USD	33.00	11/17/17	(896,940)
Olin Corp.	Exchange Traded	500	USD	(1,826,500)	USD	34.00	11/17/17	(135,000)
Owens Corning	Exchange Traded	149	USD	(1,232,081)	USD	70.00	11/17/17	(191,465)
Owens Corning	Exchange Traded	1,611	USD	(13,321,359)	USD	75.00	11/17/17	(1,235,637)
Packaging Corp. of America	Exchange Traded	1,949	USD	(22,661,023)	USD	100.00	01/19/18	(3,284,065)
Packaging Corp. of America	Exchange Traded	1,000	USD	(11,627,000)	USD	110.00	01/19/18	(815,000)
Packaging Corp. of America	Exchange Traded	1,000	USD	(11,627,000)	USD	115.00	01/19/18	(460,000)
Pentair plc	Exchange Traded	811	USD	(5,714,306)	USD	70.00	11/17/17	(105,430)
Pentair plc	Exchange Traded	655	USD	(4,615,130)	USD	70.00	12/15/17	(144,100)
Pentair plc	Exchange Traded	1,356	USD	(9,554,376)	USD	70.00	02/16/18	(420,360)
Post Holdings, Inc.	Exchange Traded	500	USD	(4,146,500)	USD	80.00	12/15/17	(210,000)
Post Holdings, Inc.	Exchange Traded	435	USD	(3,607,455)	USD	85.00	11/17/17	(34,800)
Post Holdings, Inc.	Exchange Traded	2,119	USD	(17,572,867)	USD	85.00	12/15/17	(349,635)
Post Holdings, Inc.	Exchange Traded	376	USD	(3,118,168)	USD	85.00	01/19/18	(94,000)
Post Holdings, Inc.	Exchange Traded	376	USD	(3,118,168)	USD	90.00	01/19/18	(35,720)
S&P Global, Inc.	Exchange Traded	470	USD	(7,354,090)	USD	155.00	11/17/17	(155,100)
S&P Global, Inc.	Exchange Traded	370	USD	(5,789,390)	USD	160.00	12/15/17	(66,600)
Seagate Technology plc	Exchange Traded	587	USD	(2,170,139)	USD	35.00	11/17/17	(139,119)
Seagate Technology plc	Exchange Traded	464	USD	(1,715,408)	USD	36.00	01/19/18	(114,144)
Tyson Foods, Inc.	Exchange Traded	465	USD	(3,390,315)	USD	70.00	11/17/17	(179,025)
Tyson Foods, Inc.	Exchange Traded	2,266	USD	(16,521,406)	USD	70.00	01/19/18	(1,087,680)
Tyson Foods, Inc.	Exchange Traded	957	USD	(6,977,487)	USD	72.50	11/17/17	(222,024)
Tyson Foods, Inc.	Exchange Traded	659	USD	(4,804,769)	USD	72.50	12/15/17	(169,363)
Tyson Foods, Inc.	Exchange Traded	309	USD	(2,252,919)	USD	72.50	01/19/18	(98,571)
Univar, Inc.	Exchange Traded	533	USD	(1,585,675)	USD	25.00	12/15/17	(261,170)

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Written Call Options Contracts as of October 31, 2017 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Versum Materials, Inc.	Exchange Traded	3,094	USD	(13,019,552)	USD	35.00	01/19/18	(2,243,150)
Versum Materials, Inc.	Exchange Traded	750	USD	(3,156,000)	USD	37.50	12/15/17	(363,750)
Versum Materials, Inc.	Exchange Traded	1,750	USD	(7,364,000)	USD	37.50	01/19/18	(892,500)
Visteon Corp.	Exchange Traded	401	USD	(5,054,204)	USD	100.00	11/17/17	(1,050,620)
Visteon Corp.	Exchange Traded	336	USD	(4,234,944)	USD	120.00	12/15/17	(265,440)
Visteon Corp.	Exchange Traded	168	USD	(2,117,472)	USD	120.00	03/16/18	(193,200)
Visteon Corp.	Exchange Traded	168	USD	(2,117,472)	USD	125.00	03/16/18	(142,800)
Western Digital Corp.	Exchange Traded	131	USD	(1,169,437)	USD	85.00	11/17/17	(67,465)
Western Digital Corp.	Exchange Traded	258	USD	(2,303,166)	USD	85.00	12/15/17	(164,862)
Western Digital Corp.	Exchange Traded	854	USD	(7,623,658)	USD	87.50	11/17/17	(290,360)
Western Digital Corp.	Exchange Traded	954	USD	(8,516,358)	USD	87.50	12/15/17	(486,540)
Western Digital Corp.	Exchange Traded	255	USD	(2,276,385)	USD	90.00	12/15/17	(88,740)
WR Grace & Co.	Exchange Traded	1,867	USD	(14,280,683)	USD	70.00	11/17/17	(1,250,890)
WR Grace & Co.	Exchange Traded	641	USD	(4,903,009)	USD	72.50	11/17/17	(275,630)
Wyndham Worldwide Corp.	Exchange Traded	938	USD	(10,022,530)	USD	100.00	11/17/17	(656,600)
Wyndham Worldwide Corp.	Exchange Traded	814	USD	(8,697,590)	USD	105.00	11/17/17	(244,200)
Wyndham Worldwide Corp.	Exchange Traded	500	USD	(5,342,500)	USD	110.00	01/19/18	(105,000)
Wyndham Worldwide Corp.	Exchange Traded	1,123	USD	(11,999,255)	USD	110.00	02/16/18	(415,510)
Total Written Options Contracts (Premiums Received ($46,596,468))								(65,662,638)

Currencies

USD  — United States Dollar
First Eagle Funds | Annual Report | October 31, 2017

First Eagle Fund of America | Schedule of Investments | October 31, 2017

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	7.3%
Airlines	0.1
Auto Components	6.1
Biotechnology	7.3
Building Products	3.1
Capital Markets	2.6
Chemicals	12.0
Closed End Funds	2.1
Communications Equipment	0.3
Construction Materials	5.0
Containers & Packaging	11.4
Electronic Equipment, Instruments & Components	2.7
Food & Staples Retailing	0.5
Food Products	6.5
Health Care Providers & Services	0.2
Hotels, Restaurants & Leisure	6.1
Internet Software & Services	2.9
Machinery	1.9
Metals & Mining	2.4
Oil, Gas & Consumable Fuels	4.3
Paper & Forest Products	0.7
Pharmaceuticals	1.6
Semiconductors & Semiconductor Equipment	1.7
Technology Hardware, Storage & Peripherals	9.6
Trading Companies & Distributors	2.2
Short-Term Investments	2.8
Total Investments	103.4%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

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Statement of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$37,669,663,138	$12,955,748,297
Investments in securities of affiliated issuers	1,922,491,656	231,538,484
Gold bullion	3,289,770,460	943,895,802
Silver bullion	—	—
Foreign currency	—	7
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	50,638,475,633	16,412,717,030
Investments in securities of affiliated issuers	2,521,582,927	631,330,135
Gold bullion	3,952,483,756	1,275,322,931
Silver bullion	—	—
Foreign currency	—	7
Cash	286,796	416,422
Receivable for Fund shares sold	162,455,252	55,605,765
Accrued interest and dividends receivable	87,105,867	48,753,449
Unrealized appreciation on forward foreign currency exchange contracts	38,912,310	21,140,951
Foreign tax reclaims receivable	26,897,758	14,739,370
Receivable for investment securities sold	826,276	1,534,635
Investment for trustee deferred compensation plan (Note 2)	3,575,465	3,004,479
Other assets	200,316	65,704
Total Assets	57,432,802,356	18,464,630,878
Liabilities
Investment advisory fees payable (Note 2)	36,253,735	11,675,306
Payable for Fund shares redeemed	132,691,598	40,068,003
Payable for investment securities purchased	10,965,243	14,745,459
Distribution fees payable (Note 3)	9,934,176	1,239,178
Unrealized depreciation on forward foreign currency exchange contracts	9,026,636	5,429,112
Trustee deferred compensation plan (Note 2)	3,575,465	3,004,479
Service fees payable (Note 3)	2,249,772	191,074
Administrative fees payable (Note 2)	198,857	71,418
Trustee fees payable	94,003	30,200
Due to custodian	—	—
Accrued expenses and other liabilities	23,584,416	10,117,938
Total Liabilities	228,573,901	86,572,167
Net Assets	$57,204,228,455	$18,378,058,711
Net Assets Consist of
Capital stock (par value, $0.001 per share)	949,748	714,358
Capital surplus	41,295,030,783	14,243,504,918
Net unrealized appreciation (depreciation) in value of investments (net of $11,496,076, $5,229,652, $— and $— deferred capital gain country tax, respectively)	14,257,245,866	4,202,058,336
Accumulated undistributed net realized gains (losses) on investments	1,892,679,683	282,917,695
Accumulated undistributed net investment income (loss)	(241,677,625)	(351,136,596)
Net Assets	$57,204,228,455	$18,378,058,711

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,332,624,563	$886,517,787
Investments in securities of affiliated issuers	—	—
Gold bullion	186,047,980	128,471,814
Silver bullion	—	58,487,088
Foreign currency	—	24,433
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,948,964,856	919,808,179
Investments in securities of affiliated issuers	—	—
Gold bullion	198,486,965	221,099,366
Silver bullion	—	52,666,331
Foreign currency	—	24,433
Cash	11,652	—
Receivable for Fund shares sold	7,073,858	4,644,361
Accrued interest and dividends receivable	1,369,123	347,149
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Foreign tax reclaims receivable	3,693	25,649
Receivable for investment securities sold	8,419	3,056
Investment for trustee deferred compensation plan (Note 2)	3,040,584	163,817
Other assets	103,588	8,082
Total Assets	2,159,062,738	1,198,790,423
Liabilities
Investment advisory fees payable (Note 2)	1,368,558	781,308
Payable for Fund shares redeemed	3,799,923	4,202,286
Payable for investment securities purchased	20,072	20,137
Distribution fees payable (Note 3)	440,021	208,778
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Trustee deferred compensation plan (Note 2)	3,040,584	163,817
Service fees payable (Note 3)	95,617	36,406
Administrative fees payable (Note 2)	26,352	19,283
Trustee fees payable	3,757	2,071
Due to custodian	—	8,115
Accrued expenses and other liabilities	646,079	832,674
Total Liabilities	9,440,963	6,274,875
Net Assets	$2,149,621,775	$1,192,515,548
Net Assets Consist of
Capital stock (par value, $0.001 per share)	101,098	72,192
Capital surplus	1,343,229,205	1,631,736,655
Net unrealized appreciation (depreciation) in value of investments (net of $11,496,076, $5,229,652, $— and $— deferred capital gain country tax, respectively)	628,779,294	120,096,986
Accumulated undistributed net realized gains (losses) on investments	171,341,431	(500,808,415)
Accumulated undistributed net investment income (loss)	6,170,747	(58,581,870)
Net Assets	$2,149,621,775	$1,192,515,548

First Eagle Funds | Annual Report | October 31, 2017

Statement of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net Assets	$14,907,329,750		$3,102,413,550
Shares Outstanding	246,545,224		122,500,903
Net asset value per share and redemption proceeds per share	$60.46		$25.33
Offering price per share (NAV per share plus maximum sales charge)**	$63.64	(1)	$26.66	(1)
Class C
Net Assets	$10,589,990,864		$899,653,794
Shares Outstanding	182,160,833		37,041,061
Net asset value per share and redemption proceeds per share	$58.14		$24.29
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$57.56		$24.05
Class I
Net Assets	$30,858,476,585		$13,831,359,811
Shares Outstanding	507,106,244		533,805,436
Net asset value per share and redemption proceeds per share	$60.85		$25.91
Class R6
Net Assets	$848,431,256		$544,631,556
Shares Outstanding	13,935,723		21,010,387
Net asset value per share and redemption proceeds per share	$60.88		$25.92

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, Y and R6 have no front-end sales charges.

(2)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net Assets	$716,819,736		$451,038,586
Shares Outstanding	33,712,629		27,337,437
Net asset value per share and redemption proceeds per share	$21.26		$16.50
Offering price per share (NAV per share plus maximum sales charge)**	$22.38	(1)	$17.37	(1)
Class C
Net Assets	$448,461,540		$166,042,690
Shares Outstanding	21,838,438		10,807,036
Net asset value per share and redemption proceeds per share	$20.54		$15.36
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$20.34		$15.21
Class I
Net Assets	$983,507,968		$559,783,985
Shares Outstanding	45,508,156		33,122,412
Net asset value per share and redemption proceeds per share	$21.61		$16.90
Class R6
Net Assets	$832,531		$15,650,287
Shares Outstanding	38,511		925,271
Net asset value per share and redemption proceeds per share	$21.62		$16.91

First Eagle Funds | Annual Report | October 31, 2017

Statement of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,203,477,700	$466,498,676
Gold bullion	46,911,808	—
Foreign currency	101,221	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,333,322,551	457,676,281
Gold bullion	47,992,337	—
Foreign currency	101,050	—
Cash	—	46,514
Accrued interest and dividends receivable	8,846,771	6,803,419
Receivable for Fund shares sold	6,048,779	1,178,547
Foreign tax reclaims receivable	1,038,021	—
Receivable for investment securities sold	837,169	1,818,045
Unrealized appreciation on forward foreign currency exchange contracts	596,494	—
Investment for trustee deferred compensation plan (Note 2)	236,899	212,034
Other assets	7,852	23,256
Total Assets	1,399,027,923	467,758,096
Liabilities
Investment advisory fees payable (Note 2)	881,632	278,050
Payable for Fund shares redeemed	3,135,905	1,671,385
Unrealized depreciation on forward foreign currency exchange contracts	378,694	—
Payable for dividends to shareholders	349,688	406,041
Distribution fees payable (Note 3)	284,853	77,414
Payable for investment securities purchased	265,079	12,376
Trustee deferred compensation plan (Note 2)	236,899	212,034
Service fees payable (Note 3)	70,869	18,806
Due to custodian	13,496	—
Trustee fees payable	2,271	897
Options contracts written, at value (premiums received $—, $— and $46,596,468, respectively)	—	—
Administrative fees payable (Note 2)	58,777	19,861
Accrued expenses and other liabilities	477,254	259,504
Total Liabilities	6,155,417	2,956,368
Net Assets	$1,392,872,506	$464,801,728
Net Assets Consist of
Capital stock (par value, $0.001 per share)	115,821	51,459
Capital surplus	1,314,188,728	567,437,403
Net unrealized appreciation (depreciation) in value of investments (net of $32,153, $— and $— deferred capital gain country tax, respectively)	131,073,802	(8,825,779)
Accumulated undistributed net realized gains (losses) on investments	(46,633,709)	(93,409,213)
Accumulated undistributed net investment loss	(5,872,136)	(452,142)
Net Assets	$1,392,872,506	$464,801,728

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,698,847,753
Gold bullion	—
Foreign currency	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	2,328,163,491
Gold bullion	—
Foreign currency	—
Cash	220,969
Accrued interest and dividends receivable	1,279,184
Receivable for Fund shares sold	4,866,085
Foreign tax reclaims receivable	—
Receivable for investment securities sold	4,905,732
Unrealized appreciation on forward foreign currency exchange contracts	—
Investment for trustee deferred compensation plan (Note 2)	1,682,363
Other assets	10,868
Total Assets	2,341,128,692
Liabilities
Investment advisory fees payable (Note 2)	1,734,010
Payable for Fund shares redeemed	7,112,751
Unrealized depreciation on forward foreign currency exchange contracts	—
Payable for dividends to shareholders	—
Distribution fees payable (Note 3)	478,459
Payable for investment securities purchased	12,295,851
Trustee deferred compensation plan (Note 2)	1,682,363
Service fees payable (Note 3)	86,310
Due to custodian	—
Trustee fees payable	3,872
Options contracts written, at value (premiums received $—, $— and $46,596,468, respectively)	65,662,638
Administrative fees payable (Note 2)	27,507
Accrued expenses and other liabilities	851,735
Total Liabilities	89,935,496
Net Assets	$2,251,193,196
Net Assets Consist of
Capital stock (par value, $0.001 per share)	60,594
Capital surplus	1,439,760,528
Net unrealized appreciation (depreciation) in value of investments (net of $32,153, $— and $— deferred capital gain country tax, respectively)	610,249,568
Accumulated undistributed net realized gains (losses) on investments	205,751,361
Accumulated undistributed net investment loss	(4,628,855)
Net Assets	$2,251,193,196

First Eagle Funds | Annual Report | October 31, 2017

Statement of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
Class A
Net Assets	$339,791,755		$98,548,473
Shares Outstanding	28,201,813		10,912,189
Net asset value per share and redemption proceeds per share	$12.05		$9.03
Offering price per share (NAV per share plus maximum sales charge)*	$12.68	(1)	$9.46	(2)
Class C
Net Assets	$334,472,570		$87,478,791
Shares Outstanding	27,835,245		9,694,123
Net asset value per share and redemption proceeds per share	$12.02		$9.02
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$11.90		$8.93
Class I
Net Assets	$717,642,800		$278,660,304
Shares Outstanding	59,703,331		30,840,541
Net asset value per share and redemption proceeds per share	$12.02		$9.04
Class Y
Net Assets	$—		$—
Shares Outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Class R6
Net Assets	$965,381		$114,160
Shares Outstanding	80,353		12,629
Net asset value per share and redemption proceeds per share	$12.01		$9.04

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, Y and R6 have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I, Y and R6 have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle Fund of America
Class A
Net Assets	$622,389,344
Shares Outstanding	16,302,212
Net asset value per share and redemption proceeds per share	$38.18
Offering price per share (NAV per share plus maximum sales charge)*	$40.19	(1)
Class C
Net Assets	$401,699,130
Shares Outstanding	12,924,139
Net asset value per share and redemption proceeds per share	$31.08
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$30.77
Class I
Net Assets	$829,414,314
Shares Outstanding	21,188,008
Net asset value per share and redemption proceeds per share	$39.15
Class Y
Net Assets	$397,293,212
Shares Outstanding	10,169,352
Net asset value per share and redemption proceeds per share	$39.07
Class R6
Net Assets	$397,196
Shares Outstanding	10,147
Net asset value per share and redemption proceeds per share	$39.15

First Eagle Funds | Annual Report | October 31, 2017

Statement of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $363,740, $160,449, $— and $—, foreign taxes withheld)	$127,533,159	$45,228,030
Dividends from: (net of $56,952,566, $34,262,756, $186,717 and $617,057 foreign taxes withheld)
Unaffiliated issuers	674,295,273	232,946,496
Affiliated issuers	38,473,351	9,226,108
Total Income	840,301,783	287,400,634
Expenses
Investment advisory fees (Note 2)	401,763,751	126,028,469
Distributions fees (Note 3)
Class A	38,312,447	8,297,923
Class C	82,856,281	6,988,551
Shareholder servicing agent fees	37,224,521	13,731,142
Service fees - Class C (Note 3)	27,618,760	2,329,517
Administrative Costs (Note 2)	2,561,448	849,466
Professional fees	1,134,921	569,778
Custodian and accounting fees	6,529,807	3,141,403
Shareholder reporting fees	2,900,712	1,006,024
Trustees' fees	1,219,056	386,618
Registration and filing fees	528,430	402,925
Other expenses	947,530	313,366
Total Expenses	603,597,664	164,045,182
Expense waiver	—	—
Expense reductions due to earnings credits (Note 1)	(145,834)	(28,483)
Net Expenses	603,451,830	164,016,699
Net Investment Income (Loss) (Note 1)	236,849,953	123,383,935
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	1,957,105,113	282,460,069
Transactions in investment securities of affiliated issuers	12,966,818	(4,680,079)
Commodity related transactions	—	—
Settlement of foreign currency and foreign currency transactions	(11,685,536)	(4,031,738)
Settlement of forward foreign currency exchange contracts	125,238,666	63,185,204
	2,083,625,061	336,933,456
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $6,955,120, $3,357,033, $— and $—)	3,501,637,101	1,084,865,885
Investment securities of affiliated issuers	413,245,919	121,657,308
Foreign currency and foreign currency translations	2,629,240	1,398,807
Forward foreign currency exchange contracts	(19,524,084)	(10,360,910)
	3,897,988,176	1,197,561,090
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	5,981,613,237	1,534,494,546
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,218,463,190	$1,657,878,481

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $363,740, $160,449, $— and $—, foreign taxes withheld)	$5,055,930	$1,343,074
Dividends from: (net of $56,952,566, $34,262,756, $186,717 and $617,057 foreign taxes withheld)
Unaffiliated issuers	25,226,106	7,600,230
Affiliated issuers	—	—
Total Income	30,282,036	8,943,304
Expenses
Investment advisory fees (Note 2)	16,460,252	9,117,690
Distributions fees (Note 3)
Class A	1,932,439	1,226,683
Class C	3,712,365	1,358,203
Shareholder servicing agent fees	1,644,562	1,632,647
Service fees - Class C (Note 3)	1,237,455	452,735
Administrative Costs (Note 2)	286,335	278,354
Professional fees	217,676	244,318
Custodian and accounting fees	271,993	566,557
Shareholder reporting fees	146,542	166,161
Trustees' fees	60,227	39,361
Registration and filing fees	121,545	127,065
Other expenses	68,721	46,277
Total Expenses	26,160,112	15,256,051
Expense waiver	(1,097,364)	—
Expense reductions due to earnings credits (Note 1)	(8,660)	(10,482)
Net Expenses	25,054,088	15,245,569
Net Investment Income (Loss) (Note 1)	5,227,948	(6,302,265)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	192,765,326	145,372
Transactions in investment securities of affiliated issuers	—	—
Commodity related transactions	—	739,409
Settlement of foreign currency and foreign currency transactions	(30,643)	109,792
Settlement of forward foreign currency exchange contracts	25,823	(155,259)
	192,760,506	839,314
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $6,955,120, $3,357,033, $— and $—)	108,231,957	(106,978,791)
Investment securities of affiliated issuers	—	—
Foreign currency and foreign currency translations	16	(201)
Forward foreign currency exchange contracts	—	—
	108,231,973	(106,978,992)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	300,992,479	(106,139,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	$306,220,427	$(112,441,943)

First Eagle Funds | Annual Report | October 31, 2017

Statement of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Investment Income
Interest	$26,703,048	$31,149,880
Non-cash interest income from non-affiliates	—	1,666,043
Dividends from: (net of $1,524,816, $—and $—foreign taxes withheld)
Unaffiliated issuers	19,714,411	561
Total Income	46,417,459	32,816,484
Expenses
Investment advisory fees (Note 2)	9,621,663	3,683,473
Distributions fees (Note 3)
Class A	866,840	318,137
Class C	2,498,642	762,199
Class Y	—	—
Shareholder servicing agent fees	851,759	387,585
Service fees - Class C (Note 3)	832,881	254,067
Administrative Costs (Note 2)	641,452	263,108
Professional fees	222,161	212,753
Custodian and accounting fees	305,984	146,214
Shareholder reporting fees	110,420	71,293
Trustees' fees	34,799	12,296
Registration and filing fees	137,295	86,800
Other expenses	50,947	26,381
Total Expenses	16,174,843	6,224,306
Expense waiver	—	(263,108)
Expense reductions due to earnings credits (Note 1)	(3,212)	(2,280)
Net Expenses	16,171,631	5,958,918
Net Investment Income (Loss) (Note 1)	30,245,828	26,857,566
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	1,864,329	(7,757,387)
Settlement of foreign currency and foreign currency transactions	(37,695)	130,586
Settlement of forward foreign currency exchange contracts	343,562	(128,104)
Expiration or closing of option contracts written	—	—
	2,170,196	(7,754,905)
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $32,153, $— and $—)	116,896,259	10,481,231
Foreign currency and foreign currency translations	41,680	(3,384)
Forward foreign currency exchange contracts	(683,988)	2,579
Option contracts written	—	—
	116,253,951	10,480,426
Net realized and unrealized gains (losses) on investments, commodity, foreign currency, forward contract related transactions and option contracts written	118,424,147	2,725,521
Net Increase in Net Assets Resulting from Operations	$148,669,975	$29,583,087

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

First Eagle Fund of America
Investment Income
Interest	$—
Non-cash interest income from non-affiliates	—
Dividends from: (net of $1,524,816, $—and $—foreign taxes withheld)
Unaffiliated issuers	28,554,605
Total Income	28,554,605
Expenses
Investment advisory fees (Note 2)	20,795,569
Distributions fees (Note 3)
Class A	1,744,964
Class C	3,323,623
Class Y	965,820
Shareholder servicing agent fees	2,080,882
Service fees - Class C (Note 3)	1,107,874
Administrative Costs (Note 2)	315,812
Professional fees	263,861
Custodian and accounting fees	165,421
Shareholder reporting fees	222,766
Trustees' fees	53,646
Registration and filing fees	147,150
Other expenses	71,189
Total Expenses	31,258,577
Expense waiver	—
Expense reductions due to earnings credits (Note 1)	(10,108)
Net Expenses	31,248,469
Net Investment Income (Loss) (Note 1)	(2,693,864)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	259,301,909
Settlement of foreign currency and foreign currency transactions	—
Settlement of forward foreign currency exchange contracts	—
Expiration or closing of option contracts written	(16,051,122)
243,250,787
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of increase in deferred capital gain country tax accruals of $32,153, $— and $—)	279,854,610
Foreign currency and foreign currency translations	—
Forward foreign currency exchange contracts	—
Option contracts written	(25,997,356)
253,857,254
Net realized and unrealized gains (losses) on investments, commodity, foreign currency, forward contract related transactions and option contracts written	497,108,041
Net Increase in Net Assets Resulting from Operations	$494,414,177

First Eagle Funds | Annual Report | October 31, 2017

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations
Net investment income (loss)	$236,849,953	$226,256,975	$123,383,935	$136,539,448
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	2,083,625,061	2,240,560,790	336,933,456	357,824,833
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	3,897,988,176	816,936,770	1,197,561,090	474,024,379
Net increase (decrease) in net assets resulting from operations	6,218,463,190	3,283,754,535	1,657,878,481	968,388,660
Distributions to Shareholders
Dividends paid from net investment income
Class A	(57,446,218)	(20,540,892)	(38,288,285)	(7,782,215)
Class C	—	—	(3,735,207)	—
Class I	(141,298,463)	(75,943,676)	(144,034,028)	(39,432,818)
Distributions paid from net realized gains from investment transactions
Class A	(653,197,715)	(159,791,472)	(80,568,972)	(43,688,520)
Class C	(487,764,922)	(118,177,472)	(23,123,783)	(11,525,934)
Class I	(953,068,311)	(193,145,973)	(243,029,909)	(91,886,402)
Decrease in net assets resulting from distributions	(2,292,775,629)	(567,599,485)	(532,780,184)	(194,315,889)
Fund Share Transactions
Class A
Net proceeds from shares sold	2,239,895,559	1,910,627,823	529,453,901	547,919,219
Net asset value of shares issued for reinvested dividends and distributions	638,085,356	159,787,433	111,162,700	47,672,257
Cost of shares redeemed	(4,880,034,139)	(3,433,964,228)	(1,379,970,033)	(1,274,954,452)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(2,002,053,224)	(1,363,548,972)	(739,353,432)	(679,362,976)
Class C
Net proceeds from shares sold	1,116,551,788	1,160,488,995	117,061,472	106,525,510
Net asset value of shares issued for reinvested dividends and distributions	382,599,134	90,561,107	22,220,344	9,385,128
Cost of shares redeemed	(3,133,222,946)	(2,009,882,894)	(286,365,623)	(206,549,818)
Redemption fees	—	—	—	—
Decrease in net assets from Fund share transactions	(1,634,072,024)	(758,832,792)	(147,083,807)	(90,639,180)
Class I
Net proceeds from shares sold	10,305,344,539	5,552,368,774	4,802,530,508	3,127,274,492
Net asset value of shares issued for reinvested dividends and distributions	900,996,012	215,846,251	342,899,769	115,492,285
Cost of shares redeemed	(4,798,591,803)	(4,602,393,482)	(2,789,737,757)	(1,872,493,836)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	6,407,748,748	1,165,821,543	2,355,692,520	1,370,272,941
Class R6^
Net proceeds from shares sold	820,033,768	—	540,062,232	—
Cost of shares redeemed	(9,261,788)	—	(11,793,007)	—
Redemption fees	—	—	—	—
Increase in net assets from Fund share transactions	810,771,980	—	528,269,225	—
Increase (decrease) in net assets from Fund share transactions	3,582,395,480	(956,560,221)	1,997,524,506	600,270,785
Net increase (decrease) in net assets	7,508,083,041	1,759,594,829	3,122,622,803	1,374,343,556

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations
Net investment income (loss)	$5,227,948	$7,040,068	$(6,302,265)	$(7,486,543)
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	192,760,506	198,895,291	839,314	(33,009,501)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	108,231,973	(83,612,594)	(106,978,992)	397,256,654
Net increase (decrease) in net assets resulting from operations	306,220,427	122,322,765	(112,441,943)	356,760,610
Distributions to Shareholders
Dividends paid from net investment income
Class A	(1,396,770)	(1,671,959)	—	—
Class C	—	—	—	—
Class I	(3,689,314)	(4,132,607)	—	—
Distributions paid from net realized gains from investment transactions
Class A	(65,355,106)	(39,449,441)	—	—
Class C	(42,476,226)	(24,900,242)	—	—
Class I	(68,628,153)	(37,324,644)	—	—
Decrease in net assets resulting from distributions	(181,545,569)	(107,478,893)	—	—
Fund Share Transactions
Class A
Net proceeds from shares sold	82,727,632	65,966,016	110,635,120	190,230,966
Net asset value of shares issued for reinvested dividends and distributions	59,840,597	36,219,314	35	1,284
Cost of shares redeemed	(286,594,995)	(258,336,015)	(179,964,453)	(186,156,038)
Redemption fees	—	—	66,076	162,913
Increase (decrease) in net assets from Fund share transactions	(144,026,766)	(156,150,685)	(69,263,222)	4,239,125
Class C
Net proceeds from shares sold	27,574,152	32,762,383	26,139,387	50,385,226
Net asset value of shares issued for reinvested dividends and distributions	34,634,629	20,000,706	—	235
Cost of shares redeemed	(153,626,770)	(131,340,199)	(47,914,073)	(55,792,577)
Redemption fees	—	—	6,498	10,861
Decrease in net assets from Fund share transactions	(91,417,989)	(78,577,110)	(21,768,188)	(5,396,255)
Class I
Net proceeds from shares sold	299,984,767	120,161,696	318,561,550	298,662,063
Net asset value of shares issued for reinvested dividends and distributions	52,602,873	31,210,593	—	3
Cost of shares redeemed	(268,071,184)	(258,129,939)	(221,458,786)	(216,538,642)
Redemption fees	—	—	121,602	70,734
Increase (decrease) in net assets from Fund share transactions	84,516,456	(106,757,650)	97,224,366	82,194,158
Class R6^
Net proceeds from shares sold	836,047	—	16,243,055	—
Cost of shares redeemed	(45,596)	—	(46,839)	—
Redemption fees	—	—	—	—
Increase in net assets from Fund share transactions	790,451	—	16,196,216	—
Increase (decrease) in net assets from Fund share transactions	(150,137,848)	(341,485,445)	22,389,172	81,037,028
Net increase (decrease) in net assets	(25,462,990)	(326,641,573)	(90,052,771)	437,797,638

First Eagle Funds | Annual Report | October 31, 2017

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net Assets (Note 1)
Beginning of period	$49,696,145,414	$47,936,550,585	$15,255,435,908	$13,881,092,352
End of period	$57,204,228,455	$49,696,145,414	$18,378,058,711	$15,255,435,908
Accumulated undistributed net investment income (loss)	$(241,677,625)	$(226,580,877)	$(351,136,596)	$(282,960,294)
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	280,933,042	306,473,011	153,138,562	183,162,277
Shares sold	39,204,294	35,478,250	22,144,084	24,249,268
Shares issued on reinvestment of distributions	11,746,785	3,132,469	4,984,874	2,198,896
Shares redeemed	(85,338,897)	(64,150,688)	(57,766,617)	(56,471,879)
Shares outstanding, end of period	246,545,224	280,933,042	122,500,903	153,138,562
Class C
Shares outstanding, beginning of period	211,222,427	225,754,470	43,332,631	47,456,557
Shares sold	20,312,161	22,287,069	5,083,647	4,855,034
Shares issued on reinvestment of distributions	7,277,898	1,824,723	1,032,544	447,977
Shares redeemed	(56,651,653)	(38,643,835)	(12,407,761)	(9,426,937)
Shares outstanding, end of period	182,160,833	211,222,427	37,041,061	43,332,631
Class I
Shares outstanding, beginning of period	394,308,490	374,322,889	434,854,042	376,461,498
Shares sold	179,518,720	102,308,951	197,313,320	134,540,454
Shares issued on reinvestment of distributions	16,519,912	4,215,747	15,065,895	5,223,533
Shares redeemed	(83,240,878)	(86,539,097)	(113,427,821)	(81,371,443)
Shares outstanding, end of period	507,106,244	394,308,490	533,805,436	434,854,042
Class R6^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	14,091,924	—	21,470,832	—
Shares redeemed	(156,201)	—	(460,445)	—
Shares outstanding, end of period	13,935,723	—	21,010,387	—

^  Represents the period from March 1, 2017 to October 31, 2017.

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Net Assets (Note 1)
Beginning of period	$2,175,084,765	$2,501,726,338	$1,282,568,319	$844,770,681
End of period	$2,149,621,775	$2,175,084,765	$1,192,515,548	$1,282,568,319
Accumulated undistributed net investment income (loss)	$6,170,747	$6,158,592	$(58,581,870)	$(65,571,281)
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	40,709,944	48,754,912	31,497,163	31,584,808
Shares sold	4,101,533	3,450,912	6,635,824	11,499,211
Shares issued on reinvestment of distributions	3,065,602	1,977,025	2	74
Shares redeemed	(14,164,450)	(13,472,905)	(10,795,552)	(11,586,930)
Shares outstanding, end of period	33,712,629	40,709,944	27,337,437	31,497,163
Class C
Shares outstanding, beginning of period	26,415,358	30,522,837	12,212,791	12,661,584
Shares sold	1,414,994	1,746,069	1,645,536	3,300,310
Shares issued on reinvestment of distributions	1,824,796	1,114,245	—	18
Shares redeemed	(7,816,710)	(6,967,793)	(3,051,291)	(3,749,121)
Shares outstanding, end of period	21,838,438	26,415,358	10,807,036	12,212,791
Class I
Shares outstanding, beginning of period	41,273,073	46,853,017	27,731,345	24,307,873
Shares sold	14,624,892	6,097,760	18,423,884	17,999,203
Shares issued on reinvestment of distributions	2,656,711	1,682,512	—	—
Shares redeemed	(13,046,520)	(13,360,216)	(13,032,817)	(14,575,731)
Shares outstanding, end of period	45,508,156	41,273,073	33,122,412	27,731,345
Class R6^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	40,699	—	927,928	—
Shares redeemed	(2,188)	—	(2,657)	—
Shares outstanding, end of period	38,511	—	925,271	—

First Eagle Funds | Annual Report | October 31, 2017

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations
Net investment income (loss)	$30,245,828	$35,825,472	$26,857,566	$39,682,861
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	2,170,196	(32,216,917)	(7,754,905)	(72,237,842)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	116,253,951	55,445,774	10,480,426	68,425,649
Net increase (decrease) in net assets resulting from operations	148,669,975	59,054,329	29,583,087	35,870,668
Distributions to Shareholders
Dividends paid from net investment income
Class A	(8,595,355)	(11,931,929)	(6,417,565)	(9,813,222)
Class C	(5,780,705)	(8,805,639)	(4,390,518)	(6,294,447)
Class I	(16,454,712)	(16,027,850)	(15,922,037)	(22,870,141)
Class Y	—	—	—	—
Class R6	(5,986)	—	(3,782)	—
Distributions paid from net realized gains from investment transactions
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class Y	—	—	—	—
Return of capital:
Class A	—	—	(81,183)	(841,762)
Class C	—	—	(64,871)	(607,631)
Class I	—	—	(189,825)	(1,847,224)
Class R6	—	—	(45)	—
Decrease in net assets resulting from distributions	(30,836,758)	(36,765,418)	(27,069,826)	(42,274,427)
Fund Share Transactions
Class A
Net proceeds from shares sold	75,702,126	96,186,879	17,911,494	54,959,226
Net asset value of shares issued for reinvested dividends and distributions	8,110,881	9,836,154	5,785,013	8,937,073
Cost of shares redeemed	(137,575,268)	(161,390,415)	(83,897,639)	(107,572,665)
Decrease in net assets from Fund share transactions	(53,762,261)	(55,367,382)	(60,201,132)	(43,676,366)
Class C
Net proceeds from shares sold	51,798,601	66,308,777	7,035,964	24,773,260
Net asset value of shares issued for reinvested dividends and distributions	5,316,367	7,170,083	3,750,850	5,608,211
Cost of shares redeemed	(97,877,052)	(118,162,719)	(38,026,963)	(45,504,285)
Decrease in net assets from Fund share transactions	(40,762,084)	(44,683,859)	(27,240,149)	(15,122,814)

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle Fund of America
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations
Net investment income (loss)	$(2,693,864)	$11,372,092
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	243,250,787	194,733,967
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	253,857,254	(388,780,077)
Net increase (decrease) in net assets resulting from operations	494,414,177	(182,674,018)
Distributions to Shareholders
Dividends paid from net investment income
Class A	(1,539,695)	(366,874)
Class C	—	—
Class I	(3,803,398)	(3,230,265)
Class Y	(864,309)	(39,794)
Class R6	—	—
Distributions paid from net realized gains from investment transactions
Class A	(48,961,943)	(36,560,686)
Class C	(35,895,467)	(24,299,418)
Class I	(45,181,742)	(31,330,431)
Class Y	(22,904,206)	(13,335,526)
Return of capital:
Class A	—	—
Class C	—	—
Class I	—	—
Class R6	—	—
Decrease in net assets resulting from distributions	(159,150,760)	(109,162,994)
Fund Share Transactions
Class A
Net proceeds from shares sold	60,979,259	155,182,822
Net asset value of shares issued for reinvested dividends and distributions	45,456,382	32,951,785
Cost of shares redeemed	(450,589,468)	(553,057,402)
Decrease in net assets from Fund share transactions	(344,153,827)	(364,922,795)
Class C
Net proceeds from shares sold	21,919,416	60,883,214
Net asset value of shares issued for reinvested dividends and distributions	31,319,863	19,957,823
Cost of shares redeemed	(217,206,105)	(247,914,397)
Decrease in net assets from Fund share transactions	(163,966,826)	(167,073,360)

First Eagle Funds | Annual Report | October 31, 2017

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Class I
Net proceeds from shares sold	261,613,144	207,109,859	66,144,568	85,537,059
Net asset value of shares issued for reinvested dividends and distributions	13,694,130	11,822,875	12,432,294	18,683,656
Cost of shares redeemed	(122,200,049)	(189,077,596)	(116,226,126)	(255,582,789)
Increase (decrease) in net assets from Fund share transactions	153,107,225	29,855,138	(37,649,264)	(151,362,074)
Class Y
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—
Class R6^
Net proceeds from shares sold	936,167	—	115,681	—
Net asset value of shares issued for reinvested dividends and distributions	5,470	—	3,379	—
Cost of shares redeemed	(414)	—	(4,177)	—
Increase in net assets from Fund share transactions	941,223	—	114,883	—
Increase (decrease) in net assets from Fund share transactions	59,524,103	(70,196,103)	(124,975,662)	(210,161,254)
Net increase (decrease) in net assets	177,357,320	(47,907,192)	(122,462,401)	(216,565,013)
Net Assets (Note 1)
Beginning of period	1,215,515,186	1,263,422,378	587,264,129	803,829,142
End of period	$1,392,872,506	$1,215,515,186	$464,801,728	$587,264,129
Accumulated undistributed net investment income (loss)	$(5,872,136)	$(4,786,986)	$(452,142)	$(672,583)
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	32,908,379	38,207,162	17,592,315	22,661,087
Shares sold	6,621,083	9,043,664	1,980,975	6,543,342
Shares issued on reinvestment of distributions	703,233	920,353	639,586	1,061,176
Shares redeemed	(12,030,882)	(15,262,800)	(9,300,687)	(12,673,290)
Shares outstanding, end of period	28,201,813	32,908,379	10,912,189	17,592,315
Class C
Shares outstanding, beginning of period	31,450,181	35,723,434	12,710,582	14,534,062
Shares sold	4,535,093	6,278,823	780,696	2,930,008
Shares issued on reinvestment of distributions	462,182	672,441	415,040	668,075
Shares redeemed	(8,612,211)	(11,224,517)	(4,212,195)	(5,421,563)
Shares outstanding, end of period	27,835,245	31,450,181	9,694,123	12,710,582

First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle Fund of America
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Class I
Net proceeds from shares sold	218,003,463	207,053,628
Net asset value of shares issued for reinvested dividends and distributions	30,660,041	23,592,833
Cost of shares redeemed	(347,167,463)	(503,691,117)
Increase (decrease) in net assets from Fund share transactions	(98,503,959)	(273,044,656)
Class Y
Net proceeds from shares sold	22,567,234	24,924,812
Net asset value of shares issued for reinvested dividends and distributions	22,537,453	12,761,129
Cost of shares redeemed	(92,019,919)	(109,558,764)
Decrease in net assets from Fund share transactions	(46,915,232)	(71,872,823)
Class R6^
Net proceeds from shares sold	371,417	—
Net asset value of shares issued for reinvested dividends and distributions	—	—
Cost of shares redeemed	—	—
Increase in net assets from Fund share transactions	371,417	—
Increase (decrease) in net assets from Fund share transactions	(653,168,427)	(876,913,634)
Net increase (decrease) in net assets	(317,905,010)	(1,168,750,646)
Net Assets (Note 1)
Beginning of period	2,569,098,206	3,737,848,852
End of period	$2,251,193,196	$2,569,098,206
Accumulated undistributed net investment income (loss)	$(4,628,855)	$6,210,839
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	26,267,874	37,212,962
Shares sold	1,770,634	4,616,309
Shares issued on reinvestment of distributions	1,400,381	956,790
Shares redeemed	(13,136,677)	(16,518,187)
Shares outstanding, end of period	16,302,212	26,267,874
Class C
Shares outstanding, beginning of period	18,654,550	24,683,863
Shares sold	785,855	2,153,269
Shares issued on reinvestment of distributions	1,177,881	693,945
Shares redeemed	(7,694,147)	(8,876,527)
Shares outstanding, end of period	12,924,139	18,654,550

First Eagle Funds | Annual Report | October 31, 2017

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Class I
Shares outstanding, beginning of period	46,454,190	43,960,335	35,036,376	53,140,646
Shares sold	22,772,722	19,504,104	7,304,360	10,187,275
Shares issued on reinvestment of distributions	1,186,990	1,107,079	1,373,916	2,223,425
Shares redeemed	(10,710,571)	(18,117,328)	(12,874,111)	(30,514,970)
Shares outstanding, end of period	59,703,331	46,454,190	30,840,541	35,036,376
Class Y
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R6^
Shares outstanding, beginning of period	—	—	—	—
Shares sold	79,927	—	12,718	—
Shares issued on reinvestment of distributions	461	—	373	—
Shares redeemed	(35)	—	(462)	—
Shares outstanding, end of period	80,353	—	12,629	—

^  Represents the period from March 1, 2017 to October 31, 2017.

  See Notes to Financial Statements.
First Eagle Funds | Annual Report | October 31, 2017

Year Ended October 31, 2017

	First Eagle Fund of America
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Class I
Shares outstanding, beginning of period	23,972,780	31,888,505
Shares sold	6,151,299	6,043,475
Shares issued on reinvestment of distributions	923,773	670,632
Shares redeemed	(9,859,844)	(14,629,832)
Shares outstanding, end of period	21,188,008	23,972,780
Class Y
Shares outstanding, beginning of period	11,465,333	13,560,595
Shares sold	630,347	724,265
Shares issued on reinvestment of distributions	678,635	362,429
Shares redeemed	(2,604,963)	(3,181,956)
Shares outstanding, end of period	10,169,352	11,465,333
Class R6^
Shares outstanding, beginning of period	—	—
Shares sold	10,147	—
Shares issued on reinvestment of distributions	—	—
Shares redeemed	—	—
Shares outstanding, end of period	10,147	—

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Funds

Financial Highlights

	Per Share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributionss
First Eagle Global Fund Class A
October 31, 2017	$56.36	0.25	6.41	6.66	(0.21)	(2.35)	—	(2.56)
October 31, 2016	$53.10	0.30	3.56	3.86	(0.07)	(0.53)	—	(0.60)
October 31, 2015	$54.90	0.28	0.60	0.88	(0.30)	(2.38)	—	(2.68)
October 31, 2014	$54.92	0.30	2.12	2.42	(0.66)	(1.78)	—	(2.44)
October 31, 2013	$49.24	0.39	7.41	7.80	(0.51)	(1.61)	—	(2.12)
First Eagle Global Fund Class C
October 31, 2017	$54.47	(0.16)	6.18	6.02	—	(2.35)	—	(2.35)
October 31, 2016	$51.66	(0.11)	3.45	3.34	—	(0.53)	—	(0.53)
October 31, 2015	$53.57	(0.12)	0.59	0.47	—	(2.38)	—	(2.38)
October 31, 2014	$53.67	(0.11)	2.08	1.97	(0.29)	(1.78)	—	(2.07)
October 31, 2013	$48.16	0.01	7.27	7.28	(0.16)	(1.61)	—	(1.77)
First Eagle Global Fund Class I
October 31, 2017	$56.70	0.43	6.42	6.85	(0.35)	(2.35)	—	(2.70)
October 31, 2016	$53.43	0.44	3.57	4.01	(0.21)	(0.53)	—	(0.74)
October 31, 2015	$55.23	0.43	0.60	1.03	(0.45)	(2.38)	—	(2.83)
October 31, 2014	$55.23	0.43	2.13	2.56	(0.78)	(1.78)	—	(2.56)
October 31, 2013	$49.50	0.52	7.45	7.97	(0.63)	(1.61)	—	(2.24)
First Eagle Global Fund Class R6
For The Period 3/01/17^- 10/31/17	$57.33	0.37	3.18	3.55	—	—	—	—
First Eagle Overseas Fund Class A
October 31, 2017	$23.86	0.12	2.16	2.28	(0.26)	(0.55)	—	(0.81)
October 31, 2016	$22.62	0.19	1.34	1.53	(0.04)	(0.25)	—	(0.29)
October 31, 2015	$23.18	0.14	0.39	0.53	(0.23)	(0.86)	—	(1.09)
October 31, 2014	$24.40	0.15	0.05	0.20	(0.46)	(0.96)	—	(1.42)
October 31, 2013	$22.26	0.13	3.17	3.30	(0.26)	(0.90)	—	(1.16)
First Eagle Overseas Fund Class C
October 31, 2017	$22.91	(0.05)	2.07	2.02	(0.09)	(0.55)	—	(0.64)
October 31, 2016	$21.84	0.02	1.30	1.32	—	(0.25)	—	(0.25)
October 31, 2015	$22.42	(0.03)	0.39	0.36	(0.08)	(0.86)	—	(0.94)
October 31, 2014	$23.64	(0.03)	0.07	0.04	(0.30)	(0.96)	—	(1.26)
October 31, 2013	$21.62	(0.04)	3.09	3.05	(0.13)	(0.90)	—	(1.03)

First Eagle Funds | Annual Report | October 31, 2017

					Ratio/Supplemental data
					Ratios to Average Net Assets of
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A
October 31, 2017	$60.46	12.35%		$14,907,330	1.11%		1.11%		0.44%		0.44%		9.67%
October 31, 2016	$56.36	7.38%		$15,833,531	1.10%		1.10%		0.55%		0.55%		11.54%
October 31, 2015	$53.10	1.78%		$16,274,867	1.11%		1.11%		0.52%		0.52%		11.28%
October 31, 2014	$54.90	4.64%		$17,734,529	1.11%		1.11%		0.55%		0.55%		15.36%
October 31, 2013	$54.92	16.47%		$18,986,635	1.13%		1.13%		0.77%		0.77%		11.60%
First Eagle Global Fund Class C
October 31, 2017	$58.14	11.52%		$10,589,991	1.85%		1.85%		(0.29)%		(0.29)%		9.67%
October 31, 2016	$54.47	6.56%		$11,505,279	1.86%		1.86%		(0.21)%		(0.21)%		11.54%
October 31, 2015	$51.66	1.02%		$11,662,706	1.86%		1.86%		(0.23)%		(0.23)%		11.28%
October 31, 2014	$53.57	3.85%		$12,342,299	1.86%		1.86%		(0.21)%		(0.21)%		15.36%
October 31, 2013	$53.67	15.63%		$11,435,543	1.87%		1.87%		0.02%		0.02%		11.60%
First Eagle Global Fund Class I
October 31, 2017	$60.85	12.64%		$30,858,477	0.84%		0.84%		0.74%		0.74%		9.67%
October 31, 2016	$56.70	7.65%		$22,357,335	0.84%		0.84%		0.81%		0.81%		11.54%
October 31, 2015	$53.43	2.07%		$19,998,978	0.84%		0.84%		0.79%		0.79%		11.28%
October 31, 2014	$55.23	4.90%		$20,388,583	0.86%		0.86%		0.78%		0.78%		15.36%
October 31, 2013	$55.23	16.78%		$15,578,448	0.88%		0.88%		1.02%		1.02%		11.60%
First Eagle Global Fund Class R6
For The Period 3/01/17^- 10/31/17	$60.88	6.19	%(b)	$848,431	0.78	%(d)	0.78	%(d)	0.94	%(d)	0.94	%(d)	9.67	%(b)
First Eagle Overseas Fund Class A
October 31, 2017	$25.33	9.99%		$3,102,414	1.15%		1.15%		0.51%		0.51%		8.45%
October 31, 2016	$23.86	6.90%		$3,654,512	1.14%		1.14%		0.84%		0.84%		9.30%
October 31, 2015	$22.62	2.59%		$4,142,588	1.16%		1.16%		0.60%		0.60%		12.95%
October 31, 2014	$23.18	1.00%		$4,644,161	1.14%		1.14%		0.62%		0.62%		12.01%
October 31, 2013	$24.40	15.52%		$5,911,791	1.15%		1.15%		0.59%		0.59%		12.33%
First Eagle Overseas Fund Class C
October 31, 2017	$24.29	9.14%		$899,654	1.88%		1.88%		(0.20)%		(0.20)%		8.45%
October 31, 2016	$22.91	6.14%		$992,573	1.89%		1.89%		0.10%		0.10%		9.30%
October 31, 2015	$21.84	1.82%		$1,036,295	1.89%		1.89%		(0.13)%		(0.13)%		12.95%
October 31, 2014	$22.42	0.28%		$1,085,640	1.89%		1.89%		(0.13)%		(0.13)%		12.01%
October 31, 2013	$23.64	14.67%		$1,120,378	1.90%		1.90%		(0.17)%		(0.17)%		12.33%

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Funds

Financial Highlights

	Per Share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributionss
First Eagle Overseas Fund Class I
October 31, 2017	$24.40	0.21	2.17	2.38	(0.32)	(0.55)	—	(0.87)
October 31, 2016	$23.12	0.26	1.38	1.64	(0.11)	(0.25)	—	(0.36)
October 31, 2015	$23.62	0.20	0.41	0.61	(0.25)	(0.86)	—	(1.11)
October 31, 2014	$24.84	0.21	0.05	0.26	(0.52)	(0.96)	—	(1.48)
October 31, 2013	$22.63	0.20	3.22	3.42	(0.31)	(0.90)	—	(1.21)
First Eagle Overseas Fund Class R6
For The Period 3/01/17^- 10/31/17	$23.99	0.17	1.76	1.93	—	—	—	—
First Eagle U.S. Value Fund Class A
October 31, 2017	$20.08	0.06	2.80	2.86	(0.04)	(1.64)	—	(1.68)
October 31, 2016	$19.82	0.08	1.07	1.15	(0.04)	(0.85)	—	(0.89)
October 31, 2015	$21.10	0.10	(0.10)	(0.00)**	(0.08)	(1.20)	—	(1.28)
October 31, 2014	$20.26	0.13	1.60	1.73	(0.15)	(0.74)	—	(0.89)
October 31, 2013	$18.27	0.18	2.36	2.54	(0.13)	(0.42)	—	(0.55)
First Eagle U.S. Value Fund Class C
October 31, 2017	$19.55	(0.09)	2.72	2.63	—	(1.64)	—	(1.64)
October 31, 2016	$19.43	(0.07)	1.04	0.97	—	(0.85)	—	(0.85)
October 31, 2015	$20.78	(0.05)	(0.10)	(0.15)	—	(1.20)	—	(1.20)
October 31, 2014	$19.97	(0.03)	1.58	1.55	(0.00)**	(0.74)	—	(0.74)
October 31, 2013	$18.02	0.03	2.35	2.38	(0.01)	(0.42)	—	(0.43)
First Eagle U.S. Value Fund Class I
October 31, 2017	$20.38	0.12	2.84	2.96	(0.09)	(1.64)	—	(1.73)
October 31, 2016	$20.11	0.13	1.08	1.21	(0.09)	(0.85)	—	(0.94)
October 31, 2015	$21.40	0.16	(0.12)	0.04	(0.13)	(1.20)	—	(1.33)
October 31, 2014	$20.54	0.18	1.62	1.80	(0.20)	(0.74)	—	(0.94)
October 31, 2013	$18.50	0.23	2.40	2.63	(0.17)	(0.42)	—	(0.59)
First Eagle U.S. Value Fund Class R6
For The Period 3/01/17^- 10/31/17	$20.66	0.09	0.87	0.96	—	—	—	—
First Eagle Gold Fund Class A
October 31, 2017	$17.99	(0.09)	(1.40)	(1.49)	—	—	—	—
October 31, 2016	$12.36	(0.11)	5.74	5.63	—	—	—	—
October 31, 2015	$13.45	(0.08)	(1.01)	(1.09)	—	—	—	—
October 31, 2014	$17.03	(0.09)	(3.49)	(3.58)	—	—	—	—
October 31, 2013	$29.86	(0.02)	(12.73)	(12.75)	(0.08)	—	—	(0.08)

First Eagle Funds | Annual Report | October 31, 2017

					Ratio/Supplemental data
					Ratios to Average Net Assets of
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class I
October 31, 2017	$25.91	10.24%		$13,831,360	0.87%		0.86%		0.86%		0.86%		8.45%
October 31, 2016	$24.40	7.22%		$10,608,351	0.87%		0.87%		1.12%		1.12%		9.30%
October 31, 2015	$23.12	2.88%		$8,702,209	0.88%		0.88%		0.88%		0.88%		12.95%
October 31, 2014	$23.62	1.23%		$8,811,126	0.89%		0.89%		0.87%		0.87%		12.01%
October 31, 2013	$24.84	15.82%		$7,378,014	0.90%		0.90%		0.86%		0.86%		12.33%
First Eagle Overseas Fund Class R6
For The Period 3/01/17^- 10/31/17	$25.92	8.04	%(b)	$544,632	0.79	%(d)	0.79	%(d)	1.01	%(d)	1.01	%(d)	8.45	%(b)
First Eagle U.S. Value Fund Class A
October 31, 2017	$21.26	14.94%		$716,820	1.14%		1.09%		0.24%		0.29%		5.85%
October 31, 2016	$20.08	6.21%		$817,481	1.11%		1.14%		0.40%		0.37%		10.65%
October 31, 2015	$19.82	0.04%		$966,396	1.14%		1.14%		0.49%		0.49%		15.14%
October 31, 2014	$21.10	8.93%		$1,228,878	1.14%		1.14%		0.63%		0.63%		15.64%
October 31, 2013	$20.26	14.32%		$1,480,493	1.16%		1.16%		0.93%		0.93%		17.32%
First Eagle U.S. Value Fund Class C
October 31, 2017	$20.54	14.13%		$448,462	1.89%		1.84%		(0.51)%		(0.46)%		5.85%
October 31, 2016	$19.55	5.38%		$516,405	1.87%		1.90%		(0.37)%		(0.40)%		10.65%
October 31, 2015	$19.43	(0.70)%		$592,960	1.90%		1.90%		(0.27)%		(0.27)%		15.14%
October 31, 2014	$20.78	8.09%		$705,076	1.89%		1.89%		(0.13)%		(0.13)%		15.64%
October 31, 2013	$19.97	13.53%		$725,019	1.91%		1.91%		0.18%		0.18%		17.32%
First Eagle U.S. Value Fund Class I
October 31, 2017	$21.61	15.27%		$983,508	0.86%		0.81%		0.51%		0.56%		5.85%
October 31, 2016	$20.38	6.49%		$841,199	0.84%		0.87%		0.67%		0.64%		10.65%
October 31, 2015	$20.11	0.28%		$942,370	0.87%		0.87%		0.76%		0.76%		15.14%
October 31, 2014	$21.40	9.19%		$1,199,674	0.88%		0.88%		0.87%		0.87%		15.64%
October 31, 2013	$20.54	14.69%		$1,080,022	0.91%		0.91%		1.18%		1.18%		17.32%
First Eagle U.S. Value Fund Class R6
For The Period 3/01/17^- 10/31/17	$21.62	4.65	%(b)	$833	0.85	%(d)	0.80	%(d)	0.56	%(d)	0.61	%(d)	5.85	%(b)
First Eagle Gold Fund Class A
October 31, 2017	$16.50	(8.28)%		$451,039	1.26%		1.26%		(0.53)%		(0.53)%		7.90%
October 31, 2016	$17.99	45.55%		$566,708	1.27%		1.27%		(0.65)%		(0.65)%		15.82%
October 31, 2015	$12.36	(8.10)%		$390,521	1.33%		1.33%		(0.57)%		(0.57)%		12.47%
October 31, 2014	$13.45	(21.02)%		$448,012	1.27%		1.27%		(0.54)%		(0.54)%		13.33%
October 31, 2013	$17.03	(42.80)%		$763,731	1.25%		1.25%		(0.11)%		(0.11)%		15.14%

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Funds

Financial Highlights

	Per Share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributionss
First Eagle Gold Fund Class C
October 31, 2017	$16.89	(0.21)	(1.32)	(1.53)	—	—	—	—
October 31, 2016	$11.70	(0.22)	5.41	5.19	—	—	—	—
October 31, 2015	$12.84	(0.18)	(0.96)	(1.14)	—	—	—	—
October 31, 2014	$16.37	(0.20)	(3.33)	(3.53)	—	—	—	—
October 31, 2013	$28.84	(0.18)	(12.29)	(12.47)	—	—	—	—
First Eagle Gold Fund Class I
October 31, 2017	$18.38	(0.04)	(1.44)	(1.48)	—	—	—	—
October 31, 2016	$12.59	(0.06)	5.85	5.79	—	—	—	—
October 31, 2015	$13.66	(0.04)	(1.03)	(1.07)	—	—	—	—
October 31, 2014	$17.25	(0.05)	(3.54)	(3.59)	—	—	—	—
October 31, 2013	$30.26	0.03	(12.89)	(12.86)	(0.15)	—	—	(0.15)
First Eagle Gold Fund Class R6
For The Period 3/01/17^- 10/31/17	$17.60	(0.06)	(0.63)	(0.69)	—	—	—	—
First Eagle Global Income Builder Fund Class A
October 31, 2017	$10.99	0.28	1.07	1.35	(0.29)	—	—	(0.29)
October 31, 2016	$10.73	0.34	0.27	0.61	(0.35)	—	—	(0.35)
October 31, 2015	$11.41	0.35	(0.51)	(0.16)	(0.37)	(0.15)	—	(0.52)
October 31, 2014	$11.26	0.36	0.17	0.53	(0.38)	—	—	(0.38)
October 31, 2013	$10.32	0.42	0.91	1.33	(0.39)	—	—	(0.39)
First Eagle Global Income Builder Fund Class C
October 31, 2017	$10.96	0.19	1.07	1.26	(0.20)	—	—	(0.20)
October 31, 2016	$10.71	0.25	0.26	0.51	(0.26)	—	—	(0.26)
October 31, 2015	$11.38	0.26	(0.50)	(0.24)	(0.28)	(0.15)	—	(0.43)
October 31, 2014	$11.23	0.27	0.17	0.44	(0.29)	—	—	(0.29)
October 31, 2013	$10.30	0.34	0.90	1.24	(0.31)	—	—	(0.31)
First Eagle Global Income Builder Fund Class I
October 31, 2017	$10.96	0.31	1.07	1.38	(0.32)	—	—	(0.32)
October 31, 2016	$10.71	0.36	0.26	0.62	(0.37)	—	—	(0.37)
October 31, 2015	$11.39	0.38	(0.52)	(0.14)	(0.39)	(0.15)	—	(0.54)
October 31, 2014	$11.23	0.38	0.19	0.57	(0.41)	—	—	(0.41)
October 31, 2013	$10.33	0.44	0.91	1.35	(0.45)	—	—	(0.45)
First Eagle Global Income Builder Fund Class R6
For The Period 3/01/17^- 10/31/17	$11.37	0.20	0.67	0.87	(0.23)	—	—	(0.23)

First Eagle Funds | Annual Report | October 31, 2017

					Ratio/Supplemental data
					Ratios to Average Net Assets of
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class C
October 31, 2017	$15.36	(9.06)%		$166,043	2.04%		2.03%		(1.30)%		(1.30)%		7.90%
October 31, 2016	$16.89	44.36%		$206,225	2.04%		2.04%		(1.42)%		(1.42)%		15.82%
October 31, 2015	$11.70	(8.88)%		$148,119	2.14%		2.14%		(1.39)%		(1.39)%		12.47%
October 31, 2014	$12.84	(21.56)%		$185,551	2.02%		2.02%		(1.29)%		(1.29)%		13.33%
October 31, 2013	$16.37	(43.24)%		$284,037	2.00%		2.00%		(0.87)%		(0.87)%		15.14%
First Eagle Gold Fund Class I
October 31, 2017	$16.90	(8.05)%		$559,784	0.99%		0.99%		(0.25)%		(0.25)%		7.90%
October 31, 2016	$18.38	45.99%		$509,635	0.98%		0.98%		(0.36)%		(0.36)%		15.82%
October 31, 2015	$12.59	(7.83)%		$306,131	1.03%		1.03%		(0.27)%		(0.27)%		12.47%
October 31, 2014	$13.66	(20.81)%		$366,186	1.01%		1.01%		(0.29)%		(0.29)%		13.33%
October 31, 2013	$17.25	(42.68)%		$508,298	1.00%		1.00%		0.14%		0.14%		15.14%
First Eagle Gold Fund Class R6
For The Period 3/01/17^- 10/31/17	$16.91	(3.92	)%(b)	$15,650	0.90	%(d)	0.91	%(d)	(0.51	)%(d)	(0.51	)%(d)	7.90	%(b)
First Eagle Global Income Builder Fund Class A
October 31, 2017	$12.05	12.39%		$339,792	1.19%		1.19%		2.43%		2.43%		23.18%
October 31, 2016	$10.99	5.76%		$361,605	1.18%		1.18%		3.16%		3.16%		29.76%
October 31, 2015	$10.73	(1.39)%		$410,153	1.19%		1.19%		3.16%		3.16%		29.68%
October 31, 2014	$11.41	4.67%		$439,569	1.26%		1.23%		3.09%		3.12%		18.45%
October 31, 2013	$11.26	13.14%		$231,432	1.30%		1.35%		3.85%		3.80%		10.87%
First Eagle Global Income Builder Fund Class C
October 31, 2017	$12.02	11.58%		$334,473	1.94%		1.94%		1.69%		1.69%		23.18%
October 31, 2016	$10.96	4.87%		$344,660	1.94%		1.94%		2.40%		2.40%		29.76%
October 31, 2015	$10.71	(2.07)%		$382,467	1.96%		1.96%		2.41%		2.41%		29.68%
October 31, 2014	$11.38	3.90%		$379,188	2.00%		1.97%		2.31%		2.34%		18.45%
October 31, 2013	$11.23	12.25%		$147,521	2.04%		2.09%		3.11%		3.06%		10.87%
First Eagle Global Income Builder Fund Class I
October 31, 2017	$12.02	12.71%		$717,643	0.93%		0.93%		2.68%		2.68%		23.18%
October 31, 2016	$10.96	5.93%		$509,250	0.92%		0.92%		3.39%		3.39%		29.76%
October 31, 2015	$10.71	(1.14)%		$470,802	0.94%		0.94%		3.41%		3.41%		29.68%
October 31, 2014	$11.39	5.00%		$489,621	1.05%		0.97%		3.25%		3.33%		18.45%
October 31, 2013	$11.23	13.36%		$129,060	1.05%		1.10%		4.11%		4.06%		10.87%
First Eagle Global Income Builder Fund Class R6
For The Period 3/01/17^- 10/31/17	$12.01	7.68	%(b)	$965	0.89	%(d)	0.89	%(d)	2.55	%(d)	2.55	%(d)	23.18	%(b)

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Funds

Financial Highlights

	Per Share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributionss
First Eagle High Yield Fund Class A
October 31, 2017	$8.99	0.46	0.04	0.50	(0.45)	—	(0.01)	(0.46)
October 31, 2016	$8.90	0.55	0.12	0.67	(0.54)	—	(0.04)	(0.58)
October 31, 2015	$9.96	0.55	(0.96)	(0.41)	(0.56)	(0.09)	—	(0.65)
October 31, 2014	$10.11	0.53	(0.15)	0.38	(0.53)	—	—	(0.53)
October 31, 2013	$9.98	0.59	0.14	0.73	(0.59)	(0.01)	—	(0.60)
First Eagle High Yield Fund Class C
October 31, 2017	$8.98	0.39	0.05	0.44	(0.39)	—	(0.01)	(0.40)
October 31, 2016	$8.89	0.49	0.12	0.61	(0.48)	—	(0.04)	(0.52)
October 31, 2015	$9.95	0.48	(0.96)	(0.48)	(0.49)	(0.09)	—	(0.58)
October 31, 2014	$10.10	0.45	(0.15)	0.30	(0.45)	—	—	(0.45)
October 31, 2013	$9.97	0.51	0.14	0.65	(0.51)	(0.01)	—	(0.52)
First Eagle High Yield Fund Class I
October 31, 2017	$8.99	0.49	0.05	0.54	(0.48)	—	(0.01)	(0.49)
October 31, 2016	$8.90	0.58	0.12	0.70	(0.57)	—	(0.04)	(0.61)
October 31, 2015	$9.96	0.58	(0.96)	(0.38)	(0.59)	(0.09)	—	(0.68)
October 31, 2014	$10.11	0.55	(0.14)	0.41	(0.56)	—	—	(0.56)
October 31, 2013	$9.98	0.62	0.14	0.76	(0.62)	(0.01)	—	(0.63)
First Eagle High Yield Fund Class R6
For The Period 3/01/17^- 10/31/17	$9.10	0.32	(0.05)	0.27	(0.33)	—	(0.00)**	(0.33)
First Eagle Fund of America Class A
October 31, 2017	$32.93	(0.02)	7.41	7.39	(0.07)	(2.07)	—	(2.14)
October 31, 2016	$35.79	0.14	(1.99)	(1.85)	(0.01)	(1.00)	—	(1.01)
October 31, 2015	$38.58	0.05	(0.01)	0.04	(0.12)	(2.71)	—	(2.83)
October 31, 2014	$34.76	0.17	4.26	4.43	(0.09)	(0.52)	—	(0.61)
October 31, 2013	$26.86	0.10	7.81	7.91	(0.01)	—	—	(0.01)
First Eagle Fund of America Class C
October 31, 2017	$27.32	(0.23)	6.06	5.83	—	(2.07)	—	(2.07)
October 31, 2016	$30.07	(0.10)	(1.65)	(1.75)	—	(1.00)	—	(1.00)
October 31, 2015	$32.98	(0.20)	(0.00)**	(0.20)	—	(2.71)	—	(2.71)
October 31, 2014	$29.94	(0.10)	3.66	3.56	—	(0.52)	—	(0.52)
October 31, 2013	$23.30	(0.12)	6.76	6.64	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2017

					Ratio/Supplemental data
					Ratios to Average Net Assets of
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Yield Fund Class A
October 31, 2017	$9.03	5.71%		$98,548	1.21%		1.16%		5.02%		5.07%		25.77%
October 31, 2016	$8.99	8.24%		$158,102	1.15%		1.20%		6.45%		6.40%		36.88%
October 31, 2015	$8.90	(4.24)%		$201,685	1.12%		1.16%		5.81%		5.77%		31.62%
October 31, 2014	$9.96	3.74%		$246,954	1.09%		1.09%		5.17%		5.17%		43.02%
October 31, 2013	$10.11	7.49%		$345,859	1.13%		1.13%		5.80%		5.80%		49.71%
First Eagle High Yield Fund Class C
October 31, 2017	$9.02	5.06%		$87,479	1.95%		1.90%		4.30%		4.35%		25.77%
October 31, 2016	$8.98	7.46%		$114,139	1.89%		1.94%		5.74%		5.69%		36.88%
October 31, 2015	$8.89	(4.96)%		$129,214	1.87%		1.91%		5.07%		5.03%		31.62%
October 31, 2014	$9.95	2.97%		$184,459	1.84%		1.83%		4.42%		4.43%		43.02%
October 31, 2013	$10.10	6.69%		$158,660	1.88%		1.88%		5.07%		5.07%		49.71%
First Eagle High Yield Fund Class I
October 31, 2017	$9.04	6.15%		$278,660	0.91%		0.86%		5.33%		5.38%		25.77%
October 31, 2016	$8.99	8.54%		$315,023	0.86%		0.91%		6.83%		6.78%		36.88%
October 31, 2015	$8.90	(3.97)%		$472,930	0.83%		0.87%		6.10%		6.06%		31.62%
October 31, 2014	$9.96	4.03%		$709,776	0.83%		0.84%		5.43%		5.42%		43.02%
October 31, 2013	$10.11	7.85%		$510,893	0.80%		0.88%		6.14%		6.06%		49.71%
First Eagle High Yield Fund Class R6
For The Period 3/01/17^- 10/31/17	$9.04	2.99	%(b)	$114	0.92	%(d)	0.87	%(d)	5.29	%(d)	5.34	%(d)	25.77	%(b)
First Eagle Fund of America Class A
October 31, 2017	$38.18	23.56%		$622,389	1.31%		1.31%		(0.07)%		(0.07)%		57.02%
October 31, 2016	$32.93	(5.30	)%(c)	$865,109	1.32%		1.32%		0.43%		0.43%		55.06%
October 31, 2015	$35.79	0.19%		$1,331,912	1.35%		1.35%		0.12%		0.12%		32.23%
October 31, 2014	$38.58	12.92%		$1,204,402	1.36%		1.36%		0.45%		0.45%		35.18%
October 31, 2013	$34.76	29.45%		$1,036,124	1.41%		1.41%		0.31%		0.31%		32.12%
First Eagle Fund of America Class C
October 31, 2017	$31.08	22.61%		$401,699	2.06%		2.06%		(0.81)%		(0.81)%		57.02%
October 31, 2016	$27.32	(5.99	)%(c)	$509,568	2.08%		2.08%		(0.35)%		(0.35)%		55.06%
October 31, 2015	$30.07	(0.55)%		$742,365	2.10%		2.10%		(0.63)%		(0.63)%		32.23%
October 31, 2014	$32.98	12.06%		$631,696	2.11%		2.11%		(0.31)%		(0.31)%		35.18%
October 31, 2013	$29.94	28.44%		$455,286	2.16%		2.16%		(0.46)%		(0.46)%		32.12%
First Eagle Funds | Annual Report | October 31, 2017

First Eagle Funds

Financial Highlights

	Per Share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributionss
First Eagle Fund of America Class I
October 31, 2017	$33.72	0.08	7.59	7.67	(0.17)	(2.07)	—	(2.24)
October 31, 2016	$36.62	0.24	(2.04)	(1.80)	(0.10)	(1.00)	—	(1.10)
October 31, 2015	$39.39	0.16	(0.00)**	0.16	(0.22)	(2.71)	—	(2.93)
October 31, 2014	$35.47	0.25	4.36	4.61	(0.17)	(0.52)	—	(0.69)
For The Period 3/08/13^^- 10/31/13	$31.01	0.07	4.39	4.46	—	—	—	—
First Eagle Fund of America Class Y
October 31, 2017	$33.67	(0.03)	7.58	7.55	(0.08)	(2.07)	—	(2.15)
October 31, 2016	$36.56	0.14	(2.03)	(1.89)	(0.00)**	(1.00)	—	(1.00)
October 31, 2015	$39.35	0.05	(0.02)	0.03	(0.11)	(2.71)	—	(2.82)
October 31, 2014	$35.42	0.17	4.34	4.51	(0.06)	(0.52)	—	(0.58)
October 31, 2013	$27.37	0.12	7.94	8.06	(0.01)	—	—	(0.01)
First Eagle Fund of America Class R6
For The Period 3/01/17^- 10/31/17	$35.44	0.02	3.69	3.71	—	—	—	—

^  Class R6 commenced investment operations on March 1, 2017.

^^  Class I commenced investment operations on March 8, 2013.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Yield Fund, which has a sales charge of 4.50% and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)  Not Annualized

(c)  In 2016, the Fund received a voluntary reimbursement by the subadviser for a realized investment loss. By excluding this reimbursement, total returns would have been -5.30%, -6.02%, -5.01% and -5.31% for Class A, Class C, Class I and Class Y, respectively.

(d)  Annualized

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2017

					Ratio/Supplemental data
					Ratios to Average Net Assets of
Selected per share data for the year ended:	Net asset value, end of period	Total Return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Fund of America Class I
October 31, 2017	$39.15	23.91%		$829,414	1.01%		1.01%		0.22%		0.22%		57.02%
October 31, 2016	$33.72	(5.01	)%(c)	$808,426	1.03%		1.03%		0.71%		0.71%		55.06%
October 31, 2015	$36.62	0.48%		$1,167,750	1.05%		1.05%		0.41%		0.41%		32.23%
October 31, 2014	$39.39	13.20%		$887,507	1.11%		1.11%		0.66%		0.66%		35.18%
For The Period 3/08/13^^- 10/31/13	$35.47	14.38	%(b)	$491,315	1.19	%(d)	1.19	%(d)	0.34	%(d)	0.34	%(d)	32.12	%(b)
First Eagle Fund of America Class Y
October 31, 2017	$39.07	23.54%		$397,293	1.31%		1.31%		(0.09)%		(0.09)%		57.02%
October 31, 2016	$33.67	(5.28	)%(c)	$385,995	1.33%		1.33%		0.40%		0.40%		55.06%
October 31, 2015	$36.56	0.18%		$495,822	1.36%		1.36%		0.12%		0.12%		32.23%
October 31, 2014	$39.35	12.91%		$527,831	1.36%		1.36%		0.45%		0.45%		35.18%
October 31, 2013	$35.42	29.45%		$504,421	1.41%		1.41%		0.39%		0.39%		32.12%
First Eagle Fund of America Class R6
For The Period 3/01/17^- 10/31/17	$39.15	10.47	%(b)	$397	1.00	%(d)	1.00	%(d)	0.09	%(d)	0.09	%(d)	57.02	%(b)

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

The Funds offer seven share classes, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares. Additionally, First Eagle Fund of America also offers Class Y shares. Class R3 shares, Class R4 shares and Class R5 shares (which collectively launched on March 1, 2017 together with Class R6 shares) are not currently funded, but are available for investment.

Effective at the close of business on Friday, May 9, 2014, the First Eagle Overseas Fund is closed to new investors, subject to certain limited exceptions. Additionally, Class Y on First Eagle Fund of America is closed to new investors, subject to certain limited exceptions. Additional information can be found in the Funds' prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. Investment funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings and the Advisor through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"),

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2017, the First Eagle Global Cayman Fund, Ltd. has $3,564,814,806 in net assets, representing 6.23% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2017, the First Eagle Overseas Cayman Fund, Ltd. has $1,021,676,174 in net assets, representing 5.56% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2017, the First Eagle U.S. Value Cayman Fund, Ltd. has $198,457,855 in net assets, representing 9.23% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2017, the First Eagle Gold Cayman Fund, Ltd. has $273,629,065 in net assets, representing 22.95% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Prior to September 18, 2017, a portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad was generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. Effective September 18, 2017, a portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close on the exchange. If there are no round lot sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ, in which case, prior to September 18, 2017, it was valued at its last sale price (or, if available, the NASDAQ Official Closing Price); effective September 18, 2017, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the indicative mean of the best-bid/best-offer immediately prior to the time trading on the NYSE closes (normally 4:00 pm Eastern Time), as provided by an independent pricing source.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. Eastern Time), as provided by an independent pricing source.

The exchange rates as of the NYSE Close (normally 4:00 p.m. Eastern Time) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. Eastern Time.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Funds.

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2017:

First Eagle Global Fund

Description	Level 1	Level 2(a)	Level 3‡		Total
Assets:†
Common Stocks	$24,626,694,203	$16,233,019,684	$67,646,852		$40,927,360,739
Corporate Bonds	—	5,316,657	24,461,850		29,778,507
Commodity*	3,952,483,756	—	—		3,952,483,756
Foreign Government Securities	—	593,920,426	—	^	593,920,426
Short-Term Investments	317,566	11,358,842,997	—		11,359,160,563
U.S. Treasury Obligation	—	249,838,325	—		249,838,325
Forward Foreign Currency Exchange Contracts**	—	38,912,310	—		38,912,310
Total	$28,579,495,525	$28,479,850,399	$92,108,702		$57,151,454,626
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(9,026,636)	$—		$(9,026,636)
Total	$—	$(9,026,636)	$—		$(9,026,636)

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Common stocks valued at $14,955,188,666 were transferred from Level 1 to Level 2 during the year ended October 31, 2017. At October 31, 2016, these securities were valued using quoted market prices in active markets; at October 31, 2017, these securities were valued based on fair value adjustment factors. There was no security transfer activity from Level 2 to Level 1 as of the year ended October 31, 2017.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

^  Fair value represents zero.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2017 was as follows:

First Eagle Global Fund (continued)

	Common Stocks	Corporate Bonds	Foreign Government Securities		Total Value
Beginning Balance — market value	$72,479,724	$29,639,257	—		$102,118,981
Purchases(1)	—	—	—	^	— ^
Sales(2)	—	(6,290,099)	—		(6,290,099)
Transfer In — Level 3	—	—	—		—
Transfer Out — Level 3	—	—	—		—
Accrued Amortization	—	—	—		—
Realized Gains (Losses)	—	(947,975)	—		(947,975)
Change in Unrealized Appreciation (Depreciation)	(4,832,872)	2,060,667	—		(2,772,205)
Ending Balance — market value	$67,646,852	$24,461,850	—	^	$92,108,702
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(4,832,872)	$2,060,667	—		$(2,772,205)

^  Fair value represents zero.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks	$13,830,783	Comparable Security	Market Discount	30% (30%)
	$53,816,069	Market Comparable Companies	Enterprise Value Multiple	1.10x - 6.82x (3.96x)
	$67,646,852
Corporate Bonds	$24,461,850	Market Comparable Companies	Enterprise Value Multiple	1.10x- 6.82x (3.96x)
Total	$92,108,702

The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in market discount may decrease (increase) the fair value measurement.

First Eagle Overseas Fund

Description	Level 1	Level 2(a)	Level 3‡	Total
Assets:†
Common Stocks	$3,700,613,903	$9,221,394,840	$103,200,268	$13,025,209,011
Corporate Bonds	—	—	16,307,900	16,307,900
Commodity*	1,275,322,931	—	—	1,275,322,931
Foreign Government Securities	—	309,347,173	—	309,347,173
Short-Term Investments	428,623	3,682,760,925	—	3,683,189,548
U.S. Treasury Obligations	—	9,993,533	—	9,993,533
Forward Foreign Currency Exchange Contracts**	—	21,140,951	—	21,140,951
Total	$4,976,365,457	$13,244,637,422	$119,508,168	$18,340,511,047
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(5,429,112)	$—	$(5,429,112)
Total	$—	$(5,429,112)	$—	$(5,429,112)

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Common stocks valued at $7,948,454,380 were transferred from Level 1 to Level 2 during the year ended October 31, 2017. At October 31, 2016, these securities were valued using quoted market prices in active markets; at October 31, 2017, these securities were valued based on fair value adjustment factors. There was no security transfer activity from Level 2 to Level 1 as of the year ended October 31, 2017.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2017 was as follows:

First Eagle Overseas Fund (continued)

	Common Stocks	Right		Loan Assignments	Corporate Bonds	Foreign Government Securities	Total Value
Beginning Balance — market value	$96,722,155	$—	^	$1,988,655	$19,759,505	$20,891,605	$139,361,920
Purchases(1)	313,742	—		—	33,415	—	347,157
Sales(2)	(522,305)	—	^	(1,626,030)	(4,193,400)	(22,238,175)	(28,579,910)
Transfer In — Level 3	—	—		—	—	—	—
Transfer Out — Level 3	—	—		—	—	—	—
Accrued Amortization	—	—		—	—	(147,981)	(147,981)
Realized Gains (Losses)	(22,250)	(16,617)		(7,561,821)	(631,802)	976,235	(7,256,255)
Change in Unrealized Appreciation (Depreciation)	6,708,926	16,617		7,199,196	1,340,182	518,316	15,783,237
Ending Balance — market value	$103,200,268	$—		$—	$16,307,900	$—	$119,508,168
Change in unrealized gains or (losses) relating to assets still held at reporting date	$6,985,551	$—		$—	$1,340,182	$—	$8,325,733

^Fair value represents zero.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)   Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks	$16,858,026	Comparable Security	Market Discount	30% (30%)
	$34,348,829	Price of Recent Transaction	Recent Transaction	30.85€(30.85€)
		Market Comparable Companies	Enterprise Value Multiple	0.91x - 9.23x (5.07x)
	$51,993,413	Market Comparable Companies	Enterprise Value Multiple	1.10x - 6.82x (3.96x)
	$103,200,268
Corporate Bonds	$16,307,900	Market Comparable Companies	Enterprise Value Multiple	1.10x - 6.82x (3.96x)
Total	$119,508,168

The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in market discount may decrease (increase) the fair value measurement. Significant increases (decreases) in recent transactions may increase (decrease) the fair value measurement.

First Eagle U.S. Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$1,582,190,598	$—	$—	$1,582,190,598
Corporate Bonds	—	25,009,982	—	25,009,982
Commodity*	198,486,965	—	—	198,486,965
Short-Term Investments	27,884	341,736,392	—	341,764,276
Total	$1,780,705,447	$366,746,374	$—	$2,147,451,821

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

  For the year ended October 31, 2017, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

First Eagle Gold Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$884,174,727	$—	$—		$884,174,727
Convertible Bond	—	—	15,000,000	(a)	15,000,000
Commodities*	273,765,697	—	—		273,765,697
Short-Term Investments	28,956	20,498,237	—		20,527,193
Warrants	106,259	—	—		106,259
Total	$1,158,075,639	$20,498,237	$15,000,000		$1,193,573,876

(a)  Represents a convertible bond that is fair valued using a comparable security from the same issuer that is publicly traded.

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion and silver bullion.

  For the year ended October 31, 2017, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Fair Value Level 3 activity for the year ended October 31, 2017 was as follows:

Convertible Bond
Beginning Balance — market value	$15,412,500
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(412,500)
Ending Balance — market value	$15,000,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(412,500)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2(a)	Level 3‡		Total
Assets:†
Common Stocks	$369,493,479	$391,271,415	$—		$760,764,894
Corporate Bonds	—	376,642,883	2,840,419	(b)	379,483,302
Convertible Bonds	—	3,172,785	—		3,172,785
Closed End Funds	6,911,422	—	—		6,911,422
Commodity*	47,992,337	—	—		47,992,337
Foreign Government Securities	—	15,191,537	—		15,191,537
Loan Assignments	—	11,676,997	16,763,123	(b)	28,440,120
Preferred Stocks	1,834,232	—	—		1,834,232
Short-Term Investments	3,105	99,076,756	—		99,079,861
U.S. Treasury Obligations	—	38,444,398	—		38,444,398
Forward Foreign Currency Exchange Contracts**	—	596,494	—		596,494
Total	$426,234,575	$936,073,265	$19,603,542		$1,381,911,382
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(378,694)	$—		$(378,694)
Total	$—	$(378,694)	$—		$(378,694)

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Common Stocks valued at $317,145,729 were transferred from Level 1 to Level 2 during the year ended October 31, 2017. At October 31, 2016, these securities were valued using quoted market prices in active markets; at October 31, 2017, these securities were valued based on fair value adjustment factors. A Loan Assignment valued at $6,311,667 was transferred from Level 2 to Level 3 during the year ended October 31, 2017. At October 31, 2016, this security was valued by brokers and pricing services; at October 31, 2017, this security was valued using other significant unobservable inputs. A Corporate Bond valued at $2,829,937 was transferred from Level 2 to Level 3 during the year ended October 31, 2017. At October 31, 2016, this security was valued using brokers and pricing services; at October 31, 2017, this security was valued using other significant unobservable inputs. There was no security transfer activity from Level 2 to Level 1 for the year ended October 31, 2017.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2017 was as follows:

First Eagle Global Income Builder Fund (continued)

	Common Stocks	Corporate Bonds	Loan Assignments	Total Value
Beginning Balance — market value	$1,104,000	$—	$15,742,586	$16,846,586
Purchases(1)	—	—	—	—
Sales(2)	(1,298,440)	—	(6,950,093)	(8,248,533)
Transfer In — Level 3	—	2,829,937	6,311,667	9,141,604
Transfer Out — Level 3	—	—	—	—
Accrued Amortization	—	36,254	48,804	85,058
Realized Gains (Losses)	(551,560)	—	(433,638)	(985,198)
Change in Unrealized Appreciation (Depreciation)	746,000	(25,772)	2,043,797	2,764,025
Ending Balance — market value	$—	$2,840,419	$16,763,123	$19,603,542
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$(25,772)	$2,071,627	$2,045,855

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle High Yield Fund

Description	Level 1	Level 2(a)	Level 3‡		Total
Assets:†
Common Stocks	$—	$22,600	$2,603,164		$2,625,764
Corporate Bonds	—	348,490,228	9,726,191	(b)	358,216,419
Convertible Bonds	—	7,411,875	—		7,411,875
Foreign Government Securities	—	2,956,128	—		2,956,128
Loan Assignments	—	13,827,170	23,239,667	(b)	37,066,837
Short-Term Investments	24,095	49,375,163	—		49,399,258
Total	$24,095	$422,083,164	$35,569,022		$457,676,281

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Corporate Bonds valued at $14,574,915 was transferred from Level 2 to Level 3 during the year ended October 31, 2017. At October 31, 2016, this security was valued using brokers and pricing services; at October 31, 2017, this security was valued using other significant unobservable inputs. A Loan Assignment valued at $4,093,890 was transferred from Level 2 to Level 3 during the year ended October 31, 2017. At October 31, 2016, this security was valued by brokers and pricing services; at October 31, 2017, this security was valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1 as of the year ended October 31, 2017.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2017 was as follows:

First Eagle High Yield Fund (continued)

	Common Stocks	Corporate Bonds	Loan Assignments	Total Value
Beginning Balance — market value	$—	$—	$23,173,146	$23,173,146
Purchases(1)	4,937,116	940,610	7,908,950	13,786,676
Sales(2)	—	—	(12,826,129)	(12,826,129)
Transfer In — Level 3	—	14,574,915	4,093,890	18,668,805
Transfer Out — Level 3	—	—	—	—
Accrued Amortization	—	740,252	(6,166)	734,086
Realized Gains (Losses)	—	—	(7,498,305)	(7,498,305)
Change in Unrealized Appreciation (Depreciation)	(2,333,952)	(6,529,586)	8,394,281	(469,257)
Ending Balance — market value	$2,603,164	$9,726,191	$23,239,667	$35,569,022
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,333,952)	$(6,529,586)	$(187,601)	$(9,051,139)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stock	$2,603,164	Market Comparable Companies	Enterprise Value Multiple	0.22x - 4.95x (2.04x)
	$2,603,164
Total	$2,603,164

The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$2,194,741,470	$—	$—	$2,194,741,470
Closed End Funds	47,960,748	—	—	47,960,748
Options Purchased	22,903,175	—	—	22,903,175
Short-Term Investments	62,558,098	—	—	62,558,098
Total	$2,328,163,491	$—	$—	$2,328,163,491
Liabilities:
Written Call Options Contracts	$(65,662,638)	$—	$—	$(65,662,638)
Total	$(65,662,638)	$—	$—	$(65,662,638)

†See Schedule of Investments for additional detailed categorizations.

  For the year ended October 31, 2017, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund's portfolio. For the year ended October 31, 2017, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts totaled $1,784,685,340, $981,110,974, $129,553, $39,798,288, and $1,546,558 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund, respectively.

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At October 31, 2017, the Funds had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$38,912,310	$9,026,636	$125,238,666	$(19,524,084)

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$21,140,951	$5,429,112	$63,185,204	$(10,360,910)

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

First Eagle U.S. Value Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$—	$—	$25,823	$—

First Eagle Gold Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$—	$—	$(155,259)	$—

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$596,494	$378,694	$343,562	$(683,988)

First Eagle High Yield Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$—	$—	$(128,104)	$2,579

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each Fund as of October 31, 2017:

First Eagle Global Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$5,315,654	$(2,650,306)	$—	$2,665,348
Goldman Sachs	4,583,460	—	(4,540,000)	43,460
HSBC Bank plc	4,788,774	(4,047,248)	—	741,526
JPMorgan Chase Bank	19,164,712	(2,329,082)	—	16,835,630
UBS AG	5,059,710	—	—	5,059,710
	$38,912,310	$(9,026,636)	$(4,540,000)	$25,345,674
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Bank of New York Mellon	$2,650,306	$(2,650,306)	$—	$—
HSBC Bank plc	4,047,248	(4,047,248)	—	—
JPMorgan Chase Bank	2,329,082	(2,329,082)	—	—
	$9,026,636	$(9,026,636)	$—	$—

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

First Eagle Overseas Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$2,867,426	$(1,832,392)	$—	$1,035,034
Goldman Sachs	2,813,174	—	(2,780,000)	33,174
HSBC Bank plc	2,532,082	(2,532,082)	—	—
JPMorgan Chase Bank	10,293,182	(1,051,820)	—	9,241,362
UBS AG	2,635,087	—	—	2,635,087
	$21,140,951	$(5,416,294)	$(2,780,000)	$12,944,657
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Bank of New York Mellon	$1,832,392	$(1,832,392)	$—	$—
HSBC Bank plc	2,544,900	(2,532,082)	—	12,818
JPMorgan Chase Bank	1,051,820	(1,051,820)	—	—
	$5,429,112	$(5,416,294)	$—	$12,818

First Eagle Global Income Builder Fund

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Bank of New York Mellon	$54,282	$(54,282)	$—	$—
Goldman Sachs	143,473	—	—	143,473
HSBC Bank plc	37,935	(37,935)	—	—
JPMorgan Chase Bank	261,331	(77,733)	—	183,598
UBS AG	99,473	—	—	99,473
	$596,494	$(169,950)	$—	$426,544

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

First Eagle Global Income Builder Fund (continued)

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Bank of New York Mellon	$116,783	$(54,282)	$—	$62,501
HSBC Bank plc	184,178	(37,935)	—	146,243
JPMorgan Chase Bank	77,733	(77,733)	—	—
	$378,694	$(169,950)	$—	$208,744

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America may write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Prior to September 18, 2017, options contracts were valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. Effective September 18, 2017, options contracts are valued daily based upon the official closing price on the relevant exchange on which the option is traded. Prior to September 18, 2017, if there was no sale on such day, the mean between the last bid and asked prices is used. Effective September 18, 2017, if there is no official closing price, the mean between the last bid and asked prices may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securi-

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

ties underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

As of October 31, 2017 for First Eagle Fund of America, portfolio securities valued at $794,942,549 were earmarked to cover collateral requirements for written options.

For the year ended October 31, 2017 for First Eagle Fund of America, the average monthly outstanding contract amount for written options and purchased options totaled 91,090 and 5,455 respectively.

At October 31, 2017, the First Eagle Fund of America had the following options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized gains (losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$65,662,638	$(16,051,122)	$(25,997,356)
Equity — Purchased options	22,903,175	—	3,642,747	4,421,119

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written and transactions in investment securities of unaffiliated issuers.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written and investment securities of unaffiliated issuers.

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund and the First Eagle Global Income Builder Fund which declare income daily and pay monthly (prior to March 1, 2017, the First Eagle Global Income Builder Fund declared income daily and paid quarterly).

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$473,935,442	$1,869,931,518	$13,569,932,537	$—	$—
First Eagle Overseas Fund	345,912,318	281,046,185	3,508,852,501	—	—
First Eagle U.S. Value Fund	5,537,292	168,570,818	632,487,105	—	—
First Eagle Gold Fund	—	—	57,593,205	28,494,964	463,610,631
First Eagle Global Income Builder Fund	3,606,351	—	121,562,323	14,172,692	32,023,648
First Eagle High Yield Fund	—	—	(14,941,871)	4,498,046	82,795,074
First Eagle Fund of America	376,093	212,396,697	604,229,446	—	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of foreign currencies, investment in grantor trusts, straddle loss deferral, investment in partnerships, investments in corporate reorganizations and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. First Eagle Gold Fund has capital losses to carry forward prior to the Act of $7,117,310.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2017, First Eagle Gold Fund and First Eagle Fund of America have late year ordinary loss deferrals of $4,456,401 and $5,322,828, respectively.

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$(53,202,020)	$(94,146,590)	$147,348,610
First Eagle Overseas Fund	(5,502,717)	(12,172,577)	17,675,294
First Eagle U.S. Value Fund	(129,709)	(20,836,223)	20,965,932
First Eagle Gold Fund	13,291,676	(6,493,252)	(6,798,424)
First Eagle Global Income Builder Fund	(494,220)	506,228	(12,008)
First Eagle High Yield Fund	96,777	(96,777)	—
First Eagle Fund of America	(1,938,428)	(29,729,211)	31,667,639

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, investments in grantor trusts and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2017 the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized losses for tax purposes. The Subsidiaries' loss for the current year is not available to offset their future taxable income. The unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in that same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

n)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2017, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2017	2016	2017	2016
First Eagle Global Fund	$277,916,751	$125,873,030	$2,014,858,878	$441,726,455
First Eagle Overseas Fund	192,419,404	85,400,658	340,360,780	108,915,230
First Eagle U.S. Value Fund	10,044,617	5,804,566	171,500,952	101,674,327
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder Fund	30,836,758	36,765,418	—	—
First Eagle High Yield Fund	26,733,902	38,977,810	—	—
First Eagle Fund of America	6,207,402	3,604,877	152,943,358	105,558,117

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

	Return of Capital
	2017	2016
First Eagle High Yield Fund	$335,924	$3,296,617

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Yield Fund	0.70	(2)
First Eagle Fund of America	0.90	(3)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2018. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

(2)  The Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2018. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.65%.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

(3)  Effective July 1, 2017, the Adviser received an annual advisory fee at the rate of 0.90% of the first $2.25 billion of the Fund's average daily net assets, 0.85% of the next $2.75 billion of the average daily net assets and 0.80% in excess of $5 billion of the average daily net assets. Prior to July 1, 2017, the Adviser receives from First Eagle Fund of America an annual advisory fee at the rate of 0.90% of the first $5 billion of the average daily net assets, and 0.85% in excess of $5 billion of the average daily net assets. For the year ended October 31, 2017 the effective rate was 0.90%.

Pursuant to a subadvisory agreement, dated December 1, 2015 ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser had contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares did not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C and Class I shares did not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2013. These waivers are no longer in effect.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Yield Fund which pay the fee described in the next paragraph) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Yield Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

For the year ended October 31, 2017, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$2,644,550	$198,857
First Eagle Overseas Fund	870,042	71,418
First Eagle U.S. Value Fund	303,295	26,352
First Eagle Gold Fund	283,629	19,283
First Eagle Global Income Builder Fund	634,327	58,777
First Eagle High Yield Fund	268,200	19,861
First Eagle Fund of America	305,125	27,507

Effective June 5, 2017, the Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Effective June 5, 2017, the Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Prior to June 5, 2017, State Street Bank and Trust Company ("SSB") served as the Funds' custodian and administrator.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2017, FEF Distributors, LLC realized $1,260,123, $130,276, $36,834, $57,808, $67,302, $18,638 and $37,107, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2017, balances to the Plan are recorded on the Statements of Assets and Liabilities.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class Y, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

Fund	Class A	Class C	Class Y	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle High Yield Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Fund of America	0.25%	1.00%	0.25%	0.35%	0.10%

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2017, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2017, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2017, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, were as follows:

Fund	Purchases	Sales
First Eagle Global Fund	$4,139,948,087	$4,685,774,628
First Eagle Overseas Fund	2,291,305,217	1,127,274,459
First Eagle U.S. Value Fund	104,368,619	374,184,353
First Eagle Gold Fund	151,708,292	92,543,068

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

Fund	Purchases	Sales
First Eagle Global Income Builder Fund	$319,056,560	$266,099,550
First Eagle High Yield Fund	117,573,415	209,728,958
First Eagle Fund of America	1,278,353,918	2,078,910,376

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

On June 5, 2017, the Funds entered into a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Prior to June 5, 2017, the Board of Trustees had approved continuing a $200 million Credit Facility with SSB for the Funds. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the year ended October 31, 2017, the Funds did not have any borrowings under the agreements.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

First Eagle Funds | Annual Report | October 31, 2017

Notes to Financial Statements

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2017.

Note 8 — New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (the "SEC") adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization, to modernize and enhance the reporting and disclosure of information by registered investment companies. The new rules will allow the SEC to more effectively collect and use data reported by funds, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review. Compliance with, and adoption of, these rules will have no effect on the Funds' net assets or results of operations. Management is continuing to evaluate the impact on the Funds' financial statements disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds' financial statements disclosures for the year ended October 31, 2017.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2017

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (constituting the First Eagle Funds, hereafter collectively referred to as the "Funds") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

New York, New York
December 27, 2017

First Eagle Funds | Annual Report | October 31, 2017

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six-months ended October 31, 2017.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2017

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund Consolidated
Class A	0.23%	$1,000.00	$1,002.30	1.10%	$5.55
Class C	5.12	$1,000.00	$1,041.20	1.84	$9.47
Class I	5.62	$1,000.00	$1,056.20	0.85	$4.41
Class R6	5.68	$1,000.00	$1,056.80	0.78	$4.04
First Eagle Overseas Fund Consolidated
Class A	0.16	$1,000.00	$1,001.60	1.13	$5.70
Class C	5.02	$1,000.00	$1,040.20	1.86	$9.56
Class I	5.54	$1,000.00	$1,055.40	0.87	$4.51
Class R6	5.58	$1,000.00	$1,055.80	0.78	$4.04
First Eagle U.S. Value Fund Consolidated
Class A	0.33	$1,000.00	$1,003.30	1.08	$5.45
Class C	5.28	$1,000.00	$1,042.80	1.82	$9.37
Class I	5.78	$1,000.00	$1,057.80	0.81	$4.20
Class R6	5.77	$1,000.00	$1,057.70	0.80	$4.15
First Eagle Gold Fund Consolidated
Class A	(7.25)	$1,000.00	$927.50	1.23	$5.98
Class C	(2.78)	$1,000.00	$962.40	2.01	$9.94
Class I	(2.26)	$1,000.00	$977.40	0.99	$4.93
Class R6	(2.20)	$1,000.00	$978.00	0.91	$4.54
First Eagle Global Income Builder Fund
Class A	0.17	$1,000.00	$1,001.70	1.18	$5.95
Class C	5.08	$1,000.00	$1,040.80	1.93	$9.93
Class I	5.60	$1,000.00	$1,056.00	0.93	$4.82
Class R6	5.54	$1,000.00	$1,055.40	0.75	$3.89
First Eagle High Yield Value
Class A	(2.76)	$1,000.00	$972.40	1.16	$5.77
Class C	1.46	$1,000.00	$1,004.70	1.89	$9.55
Class I	1.99	$1,000.00	$1,019.90	0.85	$4.33
Class R6	1.97	$1,000.00	$1,019.70	0.89	$4.53
First Eagle Fund of America
Class A	2.41	$1,000.00	$1,024.10	1.27	$6.48
Class C	7.39	$1,000.00	$1,063.90	2.01	$10.46
Class I	7.94	$1,000.00	$1,079.40	0.99	$5.19
Class Y	7.78	$1,000.00	$1,077.80	1.30	$6.81
Class R6	7.72	$1,000.00	$1,077.20	1.00	$5.24

(1)  For the six-months ended October 31, 2017.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2017

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six-months ended October 31, 2017.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2017

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000.00	$1,019.66	1.10%	$5.60
Class C	5.00	1,000.00	1,015.93	1.84	9.35
Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class R6	5.00	1,000.00	1,021.27	0.78	3.97
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000.00	1,019.51	1.13	5.75
Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class I	5.00	1,000.00	1,020.82	0.87	4.43
Class R6	5.00	1,000.00	1,021.27	0.78	3.97
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000.00	1,019.76	1.08	5.50
Class C	5.00	1,000.00	1,016.03	1.82	9.25
Class I	5.00	1,000.00	1,021.12	0.81	4.13
Class R6	5.00	1,000.00	1,021.17	0.80	4.08
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,019.00	1.23	6.26
Class C	5.00	1,000.00	1,015.07	2.01	10.21
Class I	5.00	1,000.00	1,020.21	0.99	5.04
Class R6	5.00	1,000.00	1,020.62	0.91	4.63
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,019.26	1.18	6.01
Class C	5.00	1,000.00	1,015.48	1.93	9.80
Class I	5.00	1,000.00	1,020.52	0.93	4.74
Class R6	5.00	1,000.00	1,021.42	0.75	3.82
First Eagle High Yield Value
Class A	5.00	1,000.00	1,019.36	1.16	5.90
Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class R6	5.00	1,000.00	1,020.72	0.89	4.53
First Eagle Fund of America
Class A	5.00	1,000.00	1,018.80	1.27	6.46
Class C	5.00	1,000.00	1,015.07	2.01	10.21
Class I	5.00	1,000.00	1,020.21	0.99	5.04
Class Y	5.00	1,000.00	1,018.65	1.30	6.61
Class R6	5.00	1,000.00	1,020.16	1.00	5.09

(1)  For the six-months ended October 31, 2017.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2017

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2017

Board Considerations for Continuation of Advisory Agreements

At a meeting held on June 8, 2017, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Funds' advisory agreements (the "Advisory Agreements").

In response to a letter on behalf of the Independent Trustees requesting information about the Advisory Agreements and other arrangements and plans, the Board had received various background materials. The Board also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreements, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm's length, and that the continuance of the agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Funds. The Adviser (together with Iridian in the case of First Eagle Fund of America) provides the Funds with investment research, advice and supervision and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses. The Trustees were assured that service levels for First Eagle Fund of America would not change as a result of a fee reduction under consideration for that Fund.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser (together with Iridian in the case of First Eagle Fund of America) and the organizational resources available to the Funds under that relationship. The Trustees noted the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Outperformance for some Funds over the various periods listed below was noted relative to the Funds' benchmarks, to Morningstar and Lipper Category averages (referred to as the

First Eagle Funds | Annual Report | October 31, 2017

Board Considerations for Continuation of Advisory Agreements

composites below) and to a custom group of peer mutual funds. The comparative review reflected research and benchmarking by an independent data provider. Periods of outperformance generally were as follows (all periods ended as of March 31, 2017):

º  First Eagle Global Fund: Outperformed composites and peer group median over the trailing 1-, 3-, 5- and 10-year periods; outperformed benchmark over the trailing 10-year period.

º  First Eagle Overseas Fund: Outperformed composites, peer group median and benchmark over the trailing 3-, 5- and 10-year periods.

º  First Eagle U.S. Value Fund: Outperformed (or in line with, depending on applicable benchmarking methodology) composites and peer group median over the trailing 10-year period.

º  First Eagle Gold Fund: Outperformed composites and benchmark over the trailing 3-, 5-, and 10-year periods. Outperformed peer group median over the trailing 5- and 10-year periods.

º  First Eagle Global Income Builder Fund: Outperformed composites, peer group median and one of its two benchmarks over the trailing 1- and 3-year period. Outperformed its custom "blended" benchmark over the trailing 1-year period.

º  First Eagle High Yield Fund: Outperformed composites, peer group median, and benchmark over the trailing 1-year period.

º  First Eagle Fund of America: Outperformed composites over the trailing 10-year period.

The Trustees noted (and management discussed) the generally less favorable one-year relative performance results for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Fund of America, though stronger one-year relative results were noted for First Eagle Global Income Builder Fund and First Eagle High Yield Fund. Contributors to the lagging one-year results (both with and without the impact of higher than median cash positions) were discussed. Gains on an absolute basis over the prior year were noted for all Funds (though First Eagle Fund of America had a loss if 2016 were looked at solely on a calendar year basis).

•  Performance for each Fund was determined to be appropriate given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

•  The Trustees commented on the Funds' holdings of cash and, in some cases, gold positions, and noted that cash and gold are important elements of the Adviser's investment philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds (e.g., under the administrative cost reimbursement program

First Eagle Funds | Annual Report | October 31, 2017

Board Considerations for Continuation of Advisory Agreements

applicable to certain Funds). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreements, together with a management summary of the same. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees noted the "breakpoints" providing for potential reductions in the First Eagle Fund of America management fee over time and reviewed a proposal from management that would result in additional reductions. After discussion, management had presented revised breakpoints with further reductions beyond those initially proposed. The Trustees considered fee waivers in effect for First Eagle U.S. Value Fund and First Eagle High Yield Fund. The Trustees also considered, where applicable, the advisory fees charged to other clients of the Adviser (or of Iridian in the case of First Eagle Fund of America) with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the respective Fund. While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees again noted the scheduled "breakpoints" for the First Eagle Fund of America management fee, including the improved breakpoints presented at this meeting, and the fee waivers in effect for First Eagle U.S. Value Fund and First Eagle High Yield Fund. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be.

•  The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets and noted that the Funds' expense ratios generally had decreased over time as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees noted that expense ratios for most of the Funds (excluding First Eagle High Yield Fund) had decreased relative to the prior year and reviewed the causes of those decreases. For each Fund (excluding First Eagle High Yield Fund), the principal contributing factor for this decrease was an

First Eagle Funds | Annual Report | October 31, 2017

Board Considerations for Continuation of Advisory Agreements

increase in average net assets over the prior year and/or a decrease in transfer agency fees. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits appear strong across most of the Funds, although not excessive and commensurate with the Funds' performance, based on the information provided at the meeting. Representatives of the Adviser discussed with the Board certain litigation and regulatory matters. The Board was advised by the Adviser that these litigation and regulatory matters have not impacted, and will not impact, its ability to provide advisory services to the Funds. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Funds | Annual Report | October 31, 2017

Board Considerations for Continuation of Subadvisory Agreement

At a meeting held on June 8, 2017, the Board of Trustees of the Funds, including a majority of the Independent Trustees, approved the continuation of the First Eagle Fund of America Subadvisory Agreement.

In response to a letter on behalf of the Independent Trustees requesting information about the Subadvisory Agreement and other arrangements and plans, the Board had received various background materials. The Board also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement for First Eagle Fund of America. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser). The Trustees were assured that service levels for First Eagle Fund of America, whether under the Advisory Agreement or Subadvisory Agreement, would not change as a result of a fee reduction for the Fund under consideration at the meeting (which fee reduction affects revenues realized by both Adviser and Subadviser). The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

First Eagle Funds | Annual Report | October 31, 2017

Tax Information

Fiscal Year Ended October 31, 2017 (unaudited)

	% of Qualifying Dividend	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Income	Deduction	15%
First Eagle Global Fund	100%	98.33%	$2,134,012,969
First Eagle Overseas Fund *	100%	0.25%	348,494,165
First Eagle U.S. Value Fund	100%	100%	191,994,128
First Eagle Gold Fund	—	—	—
First Eagle Global Income Builder Fund	43.47%	11.25%	—
First Eagle High Yield Fund	—	—	—
First Eagle Fund of America	100%	100%	184,534,760

* First Eagle Overseas Fund paid foreign taxes of $33,629,986 and recognized Section 853 foreign source income of $213,621,316. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2017.

First Eagle Funds | Annual Report | October 31, 2017

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2017

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2017

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Lead Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2017

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies, Athens; Chairman's Council, Conservation International; prior to May 2017, Trustee, World Monuments Fund; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2017

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, L.P. (4 portfolios); Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, Historic Eastfield Foundation; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(4)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc; prior to July 2017, Director, FEF Distributors, LLC; President, First Eagle Funds; Director, First Eagle Investment Management, LLC; Prior to March 2016, Co-President and Co-CEO, First Eagle Holdings, Inc; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Chairman, International Tennis Hall of Fame; Member, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to June 2016, Trustee, Vassar College; Trustee, First Eagle Variable Funds (1 portfolio)
(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2017

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; Prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC; President, First Eagle Variable Funds

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2017

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; Treasurer, First Eagle Variable Funds from March 2016

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from August 2015

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, New York, 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2017

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2017 and October 31, 2016, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $446,210 and $439,200, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2017 and October 31, 2016, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $18,300, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2017 and October 31, 2016, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $473,750 and $498,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2017 and October 31, 2016, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2017, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2017 and 2016.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: January 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date: January 4, 2018

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: January 4, 2018

*                            Print the name and title of each signing officer under his or her signature.